UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05641

The Park Avenue Portfolio
(Exact name of registrant as specified in charter)

7 Hanover Square New York, N.Y.		10004
(Address of principal executive offices)		(Zip code)

Frank L. Pepe The Park Avenue Portfolio 7 Hanover Square New York, N.Y. 10004		Thomas G. Sorell The Park Avenue Portfolio 7 Hanover Square New York, N.Y. 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 221-3253

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

The Park Avenue Portfolio®

Annual Report
to Shareholders

December 31, 2005

The Guardian Park Avenue Fund®

The Guardian UBS Large Cap Value FundSM

The Guardian Park Avenue Small Cap FundSM

The Guardian UBS Small Cap Value FundSM

The Guardian Asset Allocation FundSM

The Guardian S&P 500 Index FundSM

The Guardian Baillie Gifford International Growth FundSM

The Guardian Baillie Gifford Emerging Markets FundSM

The Guardian Investment Quality Bond FundSM

The Guardian Low Duration Bond FundSM

The Guardian High Yield Bond FundSM

The Guardian Tax-Exempt FundSM

The Guardian Cash Management FundSM

Dear Shareholder:

Thomas G. Sorrell, CFA

Chief Investment Officer

QUICK FACTS

•  The U.S. economy overcame a number of challenges and continued to expand at a brisk pace in 2005.

•  Even though corporate profits were solid, the stock market produced below average returns during the year.

•  International stocks generated superior performance in 2005, outpacing their U.S. counterparts.

•  Despite continued interest rate hikes by the Federal Reserve Board, the U.S. bond market held up fairly well and generated positive returns in 2005.

•  Our outlook for the economy remains positive although it could soften somewhat in 2006. The stock and bond markets could again produce modest gains in the coming year.

The U.S. Economy, Still Going and Going?

Yogi Berra could have best described the economy in 2005 by saying, "It's deja vu all over again."

In our 2004 year-end summary we stated: "...even if you consider all of the headwinds the U.S. economy faced in 2004, one would still be hard pressed to have predicted its resiliency during the year." I would be hard pressed to find a better way to characterize what occurred in 2005. Steadily rising short-term interest rates, record high oil prices, inflationary pressures, a potential housing bubble, a series of devastating hurricanes, terrorist threats and attacks, and geopolitical issues were just some of the issues that could have derailed the economy. Yet, when all was said and done, American consumers, who account for roughly 70% of our gross domestic product (GDP), kept spending and spending, sustaining strong economic growth, but unlike the bunny in that battery commercial that seems to never stop, began to falter in the fourth quarter of 2005. While GDP grew 3.8% in the first quarter, 3.3% in the second quarter, and 4.1% in the third quarter it dropped precipitously to 1.1% in the fourth quarter, principally due to a significant decline in consumer spending. Nevertheless, for the year as a whole GDP grew 3.5% in 2005 versus 4.2% in 2004 year-over-year. The critical economic question for 2006 is to what degree does this decline in consumer spending represent a temporary respite, or a major retrenchment, and to what degree will growth in other sectors of the economy be sufficient to offset any decline? We will address this shortly in our Economic Outlook, but first let's review last year's financial markets and their performance.

A More Modest Year-End Rally

Perhaps we were spoiled by the previous two years, but the market's gains during the fourth quarter of 2005 didn't live up to some people's lofty expectations. During the last three months of the year, the S&P 500 Index returned 2.09%. This wasn't bad, considering the Index rose a fairly modest 4.91% during 2005. However, it didn't stand up to the 12.18% and 9.23% gains in the fourth quarters of 2003 and 2004, respectively.

While consumers may have been upbeat enough to propel the economy forward, investor sentiment was more subdued. Continued solid corporate profit growth in 2005, estimated to be 11% by First Call, did not translate into commensurate price gains for the overall market. In fact, for much of the year stocks traded in a fairly narrow range, sometimes taking two steps forward and then one step back. There were any number of factors impacting the markets, many of which were listed in our economic review. That said, there were pockets of opportunity. In the U.S., mid-capitalization stocks generated superior returns, with the Russell MidCap Index gaining 12.65%. International stocks performed even better, as the MSCI EAFE Index returned 14.02% and emerging market equities, as measured by the MSCI EMF Index, gained an outstanding 34.55%.

Bonds Hold Their Own, Again

Yogi Berra could be called on again to describe the bond market in 2005, as it closely resembled 2004. The outlook for 2004 was much like that of 2005—given continued interest rate hikes by the Federal Reserve Board (the "Fed") both short- and long-term interest rates would increase and bond prices would fall. Yet, as was the case in 2004, during the last 12 months short-term bond yields rose while longer-term bond yields remained fairly stable. During 2005, two-year Treasury yields rose from 3.08% to 4.41%. In contrast, 10-year Treasury yields only moved from 4.24% to 4.37% during the year.

As 2005 ended, much was being made of the fact the yield curve had inverted, meaning two-year Treasury yields were higher than their 10-year counterparts. This is unusual, as investors generally receive higher yields for assuming the greater risks associated with longer-term securities.

This anomaly typically foreshadows an economic recession. In fact, an official from the Federal Reserve Bank of New York concluded that an inverted yield curve "has predicted essentially every U.S. recession since 1950 with only one 'false' signal." We'll discuss this in greater detail in the Bond Outlook that follows.

Looking at 2005 as a whole, the overall bond market, as measured by the Lehman Aggregate Bond Index, returned 2.43%. High yield bonds performed marginally better, with the Lehman High Yield Bond Index returning 2.74% over the same period. While corporate balance sheets continued to improve in 2005, the high yield market was adversely affected by the highly publicized downgrades of General Motors, Ford Motor Company, and both of their finance subsidiaries.

Economic Outlook: A Somewhat Slower Expansion

While a number of economists have expressed concern over the past two years that economic growth was about to falter, we believe that in 2006 they may finally be right. The current Blue Chip consensus forecast for 2006 GDP is 3.4% year-over-year. As mentioned earlier, a critical concern for 2006 economic growth is the willingness and ability of consumers to continue spending at their recent pace. The other important question is will core inflation remain well contained or will rising input prices finally be passed onto the consumer, forcing the Fed to continue tightening monetary policy. As indicated earlier we believe the answer to the first question is that economic growth is more likely to disappoint, while we think inflation will in fact remain well contained.

A strong housing market has to a large degree supported personal consumption expenditures, and a negative savings rate. Consumers have used their homes as ATM's, removing significant equity that was then available for consumption, be it home improvement or a family vacation. Other homeowners took advantage of low interest rates and the ability to reduce their mortgage payments and were able to increase disposable income. Unfortunately, it appears that this economic stimulus is about to decline as the housing market cools and the full effect of rising short-term interest rates is reflected in the economy.

In addition, oil prices remain high, further straining consumer pocketbooks. The economy is near full employment limiting further gains from job growth. Disposable personal income has declined sequentially in real terms in recent quarters. These factors will most likely adversely impact spending by consumers since they have already overstepped income-based spending power. During the second and third quarter of 2005, U.S. households spent more than they earned for the first time since quarterly record keeping began in 1947. Furthermore, the savings rate for all of 2005 fell to a negative .5%, while spending exceeded income, the first time since the Depression. This is clearly not sustainable, and something we do not expect to be repeated in 2006.

On the plus side, corporations are flush with cash and could help pick up the slack by increasing capital expenditures. However, corporations remain conservative with respect to business investment, and capital expenditures have not yet returned to the 10% type growth rates experienced in the 1990's. There is some hope however that this will change if capacity utilization continues to increase above 80%, and creates potential production constraints. In addition to capital spending, export growth, inventory rebuilding, and government spending on hurricane reconstruction may offset some of the decline in personal consumption expenditures.

As mentioned earlier, the preliminary fourth quarter 2005 GDP report of 1.1% was much weaker than the prior three quarters, principally due to weak consumer spending. Despite the fact that a closer reading of the data indicates that the bulk of the weakness in personal consumption was the result of a decline in auto sales, possibly a pay back after heavily promoted employee discounts offered to the general public during the third quarter, we believe that weakness in housing, a decline in mortgage equity withdrawals, and other factors mentioned earlier are likely to slow consumption at some point in 2006. While we do not expect a recession, the economy faces greater downside risks and we believe is more likely to grow below the current consensus economic forecasts.

While economic growth may slow, we are not as concerned about inflationary pressures. Core inflation remains low, global sourcing and competition creates disinflation pressures, and we expect the Fed under its new Chairman Bernanke to remain vigilant in containing inflation expectations, despite recent indications that the Fed may be close to ending their 18-month tightening campaign.

While headline inflation levels are still high, the acceleration evident in core inflation measures in 2004 and early 2005 has dissipated. Overall headline Producer Price Index (PPI) ended 2005 at 5.4% year-over-year off the Fall peaks, but still up from 4.2% rate in December 2004. In December, the Consumer Price Index (CPI) was +3.4% year-over-year, up slightly from year earlier levels. The Fed continues to focus on core inflation measures, which have been fairly well behaved lately. Core CPI was 2.2% year-over-year in December, unchanged from the year earlier level, after doubling during 2004 (from 1.1% to 2.2%). Core Personal Consumption Expenditures (PCE) for December was 1.9% year-over-year and is therefore still within the Fed's central tendency forecast, and has been at about the same level for many months.

Equity Outlook: Single-Digit Gains on Tap for 2006?

Our projection for U.S. stocks in 2005 was for a mid single digit return. We believe that a high single digit return, not far from last year's, should be a reasonable estimate for 2006. Low interest rates and solid global economic expansion led to an estimated 11% growth in per share earnings for the S&P 500 Index last year. The modest appreciation of domestic stock prices caused valuations to drift downwards. Stock valuations are now close to long-term historical averages, despite lower than average long-term interest rates. We believe that stocks offer better value than bonds now. The irrational stock valuations of the bubble era are now a distant memory. Strong cash flow generation, healthy balance sheets and low capital expenditures spending have led to record levels of share buybacks and dividends paid. We believe the Fed tightening and the flat-to-inverted yield curve augur an economic slowdown and not a recession, and so corporate profits should continue to grow. On the flip side, an uptick in inflation or lower than expected economic growth could dampen profit margins. Some observers worry about the impact of the coming mandatory expensing of stock options on reported earnings. In addition, oil prices are again hovering around $60 a barrel, significantly higher than a year ago. Another worry is the effect on consumer spending of reduced mortgage equity withdrawal that would likely follow a cooling in home prices in 2006. However, we believe that a stock market that has eked out positive returns even in the face of $70 oil (per barrel), thirteen Fed rate increases, natural disasters, and geo-political uncertainty has considerable resilience, and will likely jump if and when some of the headwinds diminish, such as when the Fed ends the tightening campaign. All told, Thomson First Call consensus estimate for S&P 500 Index earnings per share growth in 2006 is a 7% increase. We believe it's reasonable to expect market returns a little over that during the next 12 months.

Should the economy and corporate profit growth slow, as we expect, stocks of more established high quality companies may outperform smaller, more speculative companies in 2006. In addition, if the dollar declines in 2006, domestic firms with substantial export earnings (typically large companies) will benefit. Elsewhere, value stocks have outperformed growth stocks for six years in a row. As a result, growth stock valuations are more attractive than they have been in quite some time. As such, they may be poised to produce better relative performance than value in the year ahead.

Looking overseas, international stocks have now outperformed their U.S. counterparts for three straight years. This has been a surprise to some, especially since economic growth rates in many foreign countries lagged that of the U.S. Supporting stock prices in the Eurozone and Japan were corporate restructuring, solid profit growth, low interest rates, and expectations for improving economic growth. Many emerging market countries have benefited from high energy and commodity prices, as well as rising domestic demand and improving balance sheets. Looking ahead, we continue to see long-term opportunities in international equities. While their returns may not be as robust as in recent years, U.S. investors may get a boost in their returns if the U.S. dollar weakens in 2006. A falling dollar is good news for Americans investing overseas, as returns from international securities are increased when translated back into U.S. dollars.

Bond Outlook: All Eyes on the "New" Fed

Since June 2004, the Fed has raised interest rates at 13 consecutive meetings, bringing the Federal Funds rate from 1.00% (a 45 year low) to 4.25% at the end of 2005. After each of these meetings, market participants have studiously analyzed the Fed's accompanying policy statement in an attempt to determine its next move. To a great extent, there hasn't been much to scrutinize, as the Fed has consistently stated, "policy accommodation can be removed at a pace that is likely to be measured." However, coinciding with the December 13, 2005 rate hike, the Fed modified the language in its statement by eliminating its view that its policy was accommodative. Then, in early January 2006, the release of the Fed's December meeting minutes said, "additional firming steps required probably would not be large." The market assumed this meant the Fed may stop raising rates at its meeting on January 31, 2006 or at its next meeting in March.

The timing of this potential policy shift is even more interesting given the fact that Alan Greenspan will end his 18-year reign as Fed Chairman at the end of January and Ben Bernanke will assume this role in February. All eyes will clearly be on this transition and on how Mr. Bernanke reacts to incoming economic data. This, in turn, could lead to increased volatility in the bond market. Taking a more broad view of the situation, we expect the Fed to raise rates in January and perhaps in March before pausing or officially ending its tightening campaign. This will no doubt be dependent on economic and inflation data.

As for the yield curve inversion we saw in late December, we do not feel this is a sign of an impending recession. Rather, it may have been a result of strong demand for longer-term bonds by foreign investors and pension funds. We would expect the yield curve to move to a more normalized position with longer-term rates again exceeding shorter-term rates. As for the bond market as a whole in 2006, we anticipate modest returns. It's also important to point out that the premium (or additional yield) for assuming incremental risks by investing in lower quality bonds could continue to be minimal in 2006. In this environment, investors would not be substantially rewarded for assuming additional credit risk.

Rebalancing May Be In Order

Given the market's returns in 2005, your portfolio's asset allocation may no longer be consistent with your goals, risk tolerance, and time horizon. We've found the beginning of the new year is an appropriate time to meet with your financial professional to take a fresh look at your individual situation and overall investment portfolio to determine if adjustments are needed. As in the past, we believe that maintaining a diversified portfolio, one that contains U.S. stocks and bonds and an international component as well, can be instrumental in helping to reach one's long-term goals.

Before I conclude, I would like to provide a brief update on The Guardian Park Avenue Fund.® As you may know, in August 2005, Manind ("Mani") Govil joined Guardian Investor Services LLC as Head of Equity Investments and Portfolio Manager of The Guardian Park Avenue Fund®. We are very pleased with the direction of the Fund since Mani's arrival.

I would like to thank you for your business, and the confidence and trust you place in The Park Avenue Portfolio management team to prudently manage your fund investments. We take this fiduciary responsibility very seriously and you can be sure we will continue to endeavor to generate investment returns that warrant your continued commitment and support.

Thomas G. Sorell, CFA
President, The Park Avenue Portfolio
Chief Investment Officer,
Guardian Investor Services LLC

Gross Domestic Product measures the value of goods and services produced in an economy.

The Morgan Stanley Capital International (MSCI) for Europe, Australia, and Far East (EAFE) is an index that is generally considered to be representative of international stock market activity. The MSCI EAFE is an unmanaged index that is not available for direct investment. Unlike mutual funds, there are no expenses associated with the index.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

The S&P Index is an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is an unmanaged index that is not available for direct investment. Unlike mutual funds, there are no expenses associated with the index.

Please note that the opinions and outlooks about the markets in general and any specific securities expressed above reflect the viewpoints of Tom Sorrell as of December 31, 2005. Keep in mind that market conditions are constantly evolving and that past performance is not a guarantee of future results. This shareholder letter is not part of the funds' shareholder report for legal purposes and is submitted for the general information of The Park Avenue Portfolio shareholders. This letter is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Please consider the funds' investment objective, risks, fees and charges carefully before investing.

The Park Avenue Portfolio® family of mutual funds is sold by prospectus only. The prospectus contains important information, including fees and expenses and should be read carefully before investing or sending money. You should consider the funds' investment objectives, risks, fees and charges carefully before investing. A prospectus contains this and other important information and can be obtained from your investment professional or by calling 800-221-3253.

Shares of The Park Avenue Portfolio® family of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board, or any other agency. Investment in the funds involves risks, including possible loss of the principal amount invested. Fund shares are subject to market fluctuations and, when redeemed, may be worth more or less than their original cost.

Guardian Investor Services LLC (GIS) is the distributor of The Park Avenue Portfolio family of mutual funds. GIS is an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life), New York, NY. GIS is located at 7 Hanover Square, New York, NY 10004. 800-221-3253. GIS is a member: NASD, SIPC.

THE PARK AVENUE PORTFOLIO

Table of Contents

	Fund Highlights	Schedule of Investments
The Guardian Park Avenue Fund	2	58

The Guardian UBS Large Cap Value Fund	6	60

The Guardian Park Avenue Small Cap Fund	10	62

The Guardian UBS Small Cap Value Fund	14	64

The Guardian Asset Allocation Fund	18	66

The Guardian S&P 500 Index Fund	22	69

The Guardian Baillie Gifford International Growth Fund	26	75

The Guardian Baillie Gifford Emerging Markets Fund	30	78

The Guardian Investment Quality Bond Fund	34	81

The Guardian Low Duration Bond Fund	40	85

The Guardian High Yield Bond Fund	46	87

The Guardian Tax-Exempt Fund	51	92

The Guardian Cash Management Fund	55	95

Financial Statements		98

Notes to Financial Statements		106

Financial Highlights		126

Board Approval of Investment Management Agreements (Unaudited)		141

Shareholder Voting Summary (Unaudited)		146

(This page intentionally left blank)

About Your Annual Report

Information About Indexes:

Index returns are provided for comparative purposes and are quoted throughout the following fund information. Please note that the indices are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. In addition, the return figures for the index do not reflect sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

•  The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

•  The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

•  The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market.

•  The Russell 2000 Growth Index measures the performance of growth stocks within the Russell 2000 Index and is generally considered to be representative of small capitalization growth issues in the U.S. stock market.

•  The Russell 2000 Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set.

•  The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is an unmanaged index that is generally considered to be representative of the international growth stock market activity.

•  The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners.

•  The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

•  The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. short duration bond market activity.

•  The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of U.S. corporate high yield bond market activity.

•  The Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity.

•  The Lehman Brothers 3-Month Treasury Bill Index is generally considered representative of the average yield of three-month Treasury Bills.

•  The Lehman Brothers Treasury Index is generally considered to be representative of U.S. Treasury market activity.

•  The Lehman Brothers Municipal Long Index is a subset of the national index with a maturity constraint of greater than or equal to 22 years.

•  The Lehman Brothers Municipal 1-Year Index is a subset of the main index rules with a maturity constraint of one year up to but not including two years.

•  The Lehman Brothers Municipal 10-Year Index adheres to the same rules as the larger national index with a maturity constraint of years up to but not including 12 years.

Management's Discussion of Fund Performance

The views expressed in the "Update from Fund Management" section of each Fund are those of the Fund's portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC, Guardian Baillie Gifford Limited or UBS Global Asset Management (Americas) Inc. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund's portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

■  The Guardian Park Avenue Fund

Annual Report
to Shareholders

Manind V. Govil, CFA
Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 80% common stocks and securities convertible into common stocks

Inception Date:

June 1, 1972

Net Assets at
December 31, 2005:

$881,067,068

An Update from Fund Management

U.S. stocks struggled to finish 2005 in positive territory, after two years of double-digit returns in 2003 and 2004. The S&P 500 Index returned 4.91% for the year, but needed an 11th-hour surge in November to move out of negative territory. Throughout 2005, the market was vulnerable to concerns that record-high energy prices, combined with Federal Reserve monetary policy tightening, would depress consumer spending and thereby cause the economic expansion to falter. In addition, investors fretted over the very real impact of high energy prices on the profit margins of industrial and other companies (such as truckers, restaurants and retailers) with heavy energy consumption needs.

Energy stocks led the market in 2005 with a 31% total return, as producers and energy service companies benefited from sustained high commodity prices. Utility stocks were the next best sector with a 17% total return, led by shares of independent power producers. No other sector posted a double-digit gain; financial stocks rose over 6% on the strength of broker-dealer and REIT shares, while healthcare also gained over 6% due to sharp gains in hospital and HMO stocks.

The Guardian Park Avenue Fund returned 3.90%1. Stock selection was positive across most sectors, most notably industrials and energy, while healthcare was the only significant negative. At the portfolio level, the net benefit from selection was offset by modestly negative sector allocation, most notably in the energy sector where our slight average underweight cost us relative performance in the market's strongest sector.

During 2005 our essential strategy was unchanged: to provide a fundamentally-managed large cap core fund. However, The Guardian Park Avenue Fund did experience a change of portfolio managers and investment process, as well as an interim period of approximately five months between the departure of Richard Goldman and my arrival as Portfolio Manager on August 1, 2005. During that period, the Fund was co-Managed by Tom Sorell, Chief Investment Officer of Guardian Investor Services LLC and President of The Park Avenue Portfolio and Matthew Ziehl, Portfolio Manager of The Guardian Park Avenue Small Cap Fund.

From August 1st through the end of 2005, The Guardian Park Avenue Fund returned 2.87%1 versus 2.09% for the S&P 500 Index. We firmly believe that our most critical mission is to increase performance relative to peers and the benchmark. In our efforts to achieve this objective, we are enhancing the fundamental research process by increasing the depth of research and critical thinking on each investment name in the portfolio. The involvement of our quantitative team is also being enhanced in the investment process. Our investment philosophy and style will likely result in fewer companies and lower turnover in the portfolio and alpha (return relative to the market) being driven primarily through stock selection.

Our endeavor is to invest in companies that we believe will emerge stronger from the current economic environment. We seek companies with improving fundamentals for the long-term, whose stocks we believe are mispriced and therefore do not fully reflect their stronger underlying business prospects. Fundamentals endure long after market emotions that cause volatile short-term swings in share prices are forgotten. We believe this strategy over time has the potential to generate superior long term results.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Annual Report" page for a description of the S&P 500 Index.

■  The Guardian Park Avenue Fund

Annual Report
to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Percentage of Total Net Assets
AT & T, Inc.	3.80%
Citigroup, Inc.	3.07%
Procter & Gamble Co.	2.93%
Wyeth	2.59%
Wachovia Corp.	2.55%
McDonald's Corp.	2.19%
Caterpillar, Inc.	2.16%
Chevron Corp.	2.14%
General Electric Co.	2.01%
Intel Corp.	1.99%

Sector Weightings vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	6/1/72	3.90%	-4.01%	5.98%	12.75%
	(w/ sales charge)	6/1/72	-0.78%	-4.89%	5.49%	12.60%
Class B shares	(w/o sales charge)	5/1/96	2.83%	-4.94%	—	4.44%
	(w/ sales charge)	5/1/96	-0.17%	-5.13%	—	4.44%
Class C shares	(w/o sales charge)	8/7/00	2.70%	-5.14%	—	-9.01%
	(w/ sales charge)	8/7/00	1.70%	-5.14%	—	-9.01%
Class K shares	(w/o sales charge)	5/15/01	3.51%	—	—	-2.13%
	(w/ sales charge)	5/15/01	2.51%	—	—	-2.13%
S&P 500 Index			4.91%	0.55%	9.07%	11.0%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

■  The Guardian Park Avenue Fund

Annual Report
to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of The Guardian Park Avenue Fund and in the S&P 500 Index. The starting point of $9,550 for Class A shares reflects the current maximum sales charge 4.5%. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance for Class B, Class C, and Class K shares, which were first offered on May 1, 1996, August 7, 2000, and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian Park Avenue Fund

Annual Report
to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,067.20	$4.74	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Class B
Actual	$1,000.00	$1,061.50	$9.98	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75	1.92%
Class C
Actual	$1,000.00	$1,061.00	$10.81	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56	2.08%
Class K
Actual	$1,000.00	$1,065.20	$6.51	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian UBS Large Cap Value Fund

Annual Report
to Shareholders

John Leonard,
Lead Portfolio Manager

Objective:

Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:

At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

Inception Date:

February 3, 2003

Net Assets at
December 31, 2005:

$93,599,017

An Update from Fund Management

For the year ending December 31, 2005, The Guardian UBS Large Cap Value Fund had a total return of 9.32%1 versus a return of 7.05% for its benchmark, the Russell 1000 Value Index.

Energy was the big story of 2005. During a record-setting hurricane season, Hurricanes Katrina and Rita devastated the United States' Gulf Coast, forcing the evacuation of New Orleans and shutting down a significant portion of the country's oil-refining capacity. Shortly after Katrina made landfall, oil prices jumped to a record-high $70 a barrel, while at the pump, unleaded gasoline broke the $3.00-a-gallon mark in many states. Many economic forecasters expected the worst in the wake of the hurricanes—namely, that the higher cost of energy would act as a brake on the economy—but data showed the economy to be surprisingly resilient. Unemployment, despite a spike in jobless claims related to workers displaced by the hurricanes, remained low throughout the year. Gross domestic product (GDP) growth averaged more than 3.7% for the first three quarters of 2005, inflation continued to be low, corporate earnings remained robust and consumer confidence, after plunging in the third quarter, made up for those declines to finish the year on a high note.

During the year, the bulk of the Fund's outperformance compared to the benchmark was attributible to stock selection. On a sector level, both energy and equity REITs (in which the portfolio had an underweight position throughout the year) detracted from returns. On the other hand, the Fund's positions in construction and real property, grocery stores and medical services all contributed to returns.

Our investment research focuses on identifying discrepancies between a security's fundamental or intrinsic value and its observed market price. For each stock under our analysis we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team's considerations of company management, competitive advantage and each company's core competencies. These value estimates are then compared to current market prices and ranked against the other stocks in our valuation universe. The Fund is constructed by focusing on those stocks that rank in the top 20% based on their valuation estimates and takes into account market sensitivity, common characteristic exposures and industry weightings.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Annual Report" page for a description of the Russell 1000 Value Index.

■  The Guardian UBS Large Cap Value Fund

Annual Report
to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Percentage of Total Net Assets
Citigroup, Inc.	5.23%
Wells Fargo & Co.	4.20%
Morgan Stanley	4.15%
J.P. Morgan Chase & Co.	4.10%
Exxon Mobil Corp.	3.52%
S&P Depositary Receipts Trust Series I	3.46%
American Int'l. Group, Inc.	3.40%
Marathon Oil Corp.	3.20%
Sprint Nextel Corp.	2.88%
Federal Home Loan Mortgage Corp.	2.62%

Sector Weightings vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	2/3/03	9.32%	—	—	18.31%
	(w/ sales charge)	2/3/03	4.40%	—	—	16.39%
Class B shares	(w/o sales charge)	2/3/03	8.54%	—	—	17.43%
	(w/ sales charge)	2/3/03	5.54%	—	—	16.92%
Class C shares	(w/o sales charge)	2/3/03	8.54%	—	—	17.43%
	(w/ sales charge)	2/3/03	7.54%	—	—	17.43%
Class K shares	(w/o sales charge)	2/3/03	9.02%	—	—	17.98%
	(w/ sales charge)	2/3/03	8.02%	—	—	17.98%
Russell 1000 Value Index			7.05%	—	—	18.84%*
						*Since Fund's inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian UBS Large Cap Value Fund

Annual Report
to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows you the performance of a hypothetical $10,000 investment made in Class A, Class B, Class C, and Class K shares of the Fund and in the Russell 1000 Value Index. The starting point of $9,550 For Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The initial investment amount in the Russell 1000 Value Index, Class B, Class C and Class K shares is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian UBS Large Cap Value Fund

Annual Report
to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,073.70	$7.53	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32	1.44%
Class B
Actual	$1,000.00	$1,069.10	$11.42	2.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$11.12	2.19%
Class C
Actual	$1,000.00	$1,069.10	$11.42	2.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$11.12	2.19%
Class K
Actual	$1,000.00	$1,072.00	$8.93	1.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69	1.71%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Park Avenue Small Cap Fund

Annual Report
to Shareholders

Matthew Ziehl, CFA, Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 85% in a diversified portfolio of common stocks issued by companies with a small market capitalization at the time of initial purchase

Inception Date:

May 1, 1997

Net Assets at
December 31, 2005:

$167,028,738

An Update from Fund Management

After five years of outperforming larger companies, small cap stocks slightly lagged their large cap peers in a lackluster overall stock market environment during 2005. The Russell 2000 Index returned 4.55% versus a 4.91% result for the S&P 500 Index. Market leadership shifted a few times during the year, with large caps outperforming in the first and fourth quarters, while smaller companies led during the second and third quarters. Within the small cap space, value stocks slightly outperformed growth stocks in 2005, as the Russell 2000 Value Index returned 4.71% versus 4.15% for the Russell 2000 Growth Index.

At the sector level, energy stocks led the market in dramatic fashion with a 2005 return of nearly 48%, while the next-best performance was by industrial stocks with a 10% gain. Most other sectors posted flat or low single digit returns, while technology and consumer discretionary lagged with 2% declines.

The Guardian Park Avenue Small Cap Fund returned -0.15%1 during 2005. Most of the underperformance was due to stock selection in healthcare, consumer discretionary and financial stocks. In particular, we had disappointing results in our biotech, media and insurance holdings within the above-mentioned sectors. Most of the individual stocks that hurt results were liquidated from the portfolio, as we did not expect near- or intermediate-term recovery in the company fundamentals. These results more than offset solidly positive selection among industrial, technology and consumer staples companies. During 2005 our sector weightings remained very close to the benchmark, consistent with our bottom-up investment process; therefore the "allocation effect" of relative sector weightings was minimal.

Our strategy is to maintain a highly diversified portfolio of quality small cap companies chosen for their individual merits by our team of experienced sector analysts. We do not attempt to predict the direction of the overall stock market, or which economic sectors will outperform or trail. Our investment process generally limits any sector over- or underweight versus benchmark to 5% of the portfolio's value; such differences arise from the "bottom-up," as a result of finding a surplus or scarcity of attractive stock ideas within a particular sector at a given point in time.

With regard to the overall portfolio, we choose from a very broad universe of companies and therefore have never experienced a shortage of attractive investment ideas at any point in time. As a "core" or "blend" small cap fund, we can select individual stocks across the spectrum from growth stocks to value stocks, as well as across industries and sectors. Our mission is to provide our investors with diversified exposure to the U.S. small cap equity market, focusing on companies with strong fundamentals and competitive positions, with the goal of seeking superior long term returns while managing risk.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

•  Please see the "About Your Annual Report" page for a description of the Russell 2000 Index,the S&P 500 Index, the Russell 2000 Value Index and the Russell 2000 Growth Index.

■  The Guardian Park Avenue Small Cap Fund

Annual Report
to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Percentage of Total Net Assets
Affiliated Managers Group, Inc.	2.95%
Benchmark Electronics, Inc.	2.02%
Varian Semiconductor Equipment Assoc., Inc.	2.01%
Informatica Corp.	1.98%
Hanover Insurance Group, Inc.	1.83%
FactSet Research Systems, Inc.	1.82%
Netlogic Microsystems, Inc.	1.79%
Redwood Trust, Inc.	1.73%
Nuveen Investments	1.66%
Internet Security Systems, Inc.	1.64%

Sector Weightings vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	5/1/97	-0.15%	5.21%	—	9.43%
	(w/ sales charge)	5/1/97	-4.64%	4.25%	—	8.84%
Class B shares	(w/o sales charge)	5/6/97	-1.21%	4.22%	—	8.05%
	(w/ sales charge)	5/6/97	-4.21%	4.05%	—	8.05%
Class C shares	(w/o sales charge)	8/7/00	-1.16%	4.09%	—	0.77%
	(w/ sales charge)	8/7/00	-2.15%	4.09%	—	0.77%
Class K shares	(w/o sales charge)	5/15/01	-0.53%	—	—	6.57%
	(w/ sales charge)	5/15/01	-1.52%	—	—	6.57%
Russell 2000 Index			4.55%	8.22%	—	9.46%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Park Avenue Small Cap Fund

Annual Report
to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows you the performance of a hypothetical $10,000 investment made in Class A, and Class B shares of the Fund and in the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the Russell 2000 Index, and the Class B share is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance for Class C and Class K shares, which were first offered on August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

■  The Guardian Park Avenue Small Cap Fund

Annual Report
to Shareholders

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,040.60	$6.43	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Class B
Actual	$1,000.00	$1,034.90	$11.34	2.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22	2.21%
Class C
Actual	$1,000.00	$1,035.20	$11.44	2.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.32	2.23%
Class K
Actual	$1,000.00	$1,038.50	$8.12	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%

* Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian UBS Small Cap Value Fund

Annual Report
to Shareholders

Wilford Talbot,
Lead Portfolio Manager

Objective:

Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:

At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase

Inception Date:

February 3, 2003

Net Assets at
December 31, 2005:

$44,692,381

An Update from Fund Management

For the year ended December 31, 2005, The Guardian UBS Small Cap Value Fund had a total return of 3.70%1 versus a return of 4.71% for its benchmark, the Russell 2000 Value Index.

Energy was the big story of 2005. During a record-setting hurricane season, Hurricanes Katrina and Rita devastated the United States' Gulf Coast, forcing the evacuation of New Orleans and shutting down a significant portion of the country's oil-refining capacity. Shortly after Katrina made landfall, oil prices jumped to a record-high $70 a barrel, while at the pump, unleaded gasoline broke the $3.00-a-gallon mark in many states. Many economic forecasters expected the worst in the wake of the hurricanes—namely, that the higher cost of energy would act as a brake on the economy—but data showed the economy to be surprisingly resilient. Unemployment, despite a spike in jobless claims related to workers displaced by the hurricanes, remained low throughout the year. Gross domestic product (GDP) growth averaged more than 3.7% for the first three quarters of 2005, inflation continued to be low, corporate earnings remained robust and consumer confidence, after plunging in the third quarter, made up for those declines to finish the year on a high note.

During the year, the bulk of the Fund's outperformance compared to the benchmark was attributible to stock selection, while industry weightings in general detracted somewhat from performance. On a sector level, equity REITs, airlines and energy reserves detracted from returns. On the other hand, the Fund's positions in securities and asset management companies, medical services and freight all contributed to returns.

Our investment research focuses on identifying discrepancies between a security's fundamental or intrinsic value and its observed market price. For each stock under our analysis we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team's considerations of company management, competitive advantage, and each company's core competencies. We place particular emphasis on fundamental research conducted on-site at the companies we are covering. We utilize proprietary tools including our post-venture database/valuation system to calculate intrinsic value, and rank stocks by their relative price/intrinsic value attractiveness.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

•  Please see the "About Your Annual Report" page for a description of the Russell 2000 Value Index.

■  The Guardian UBS Small Cap Value Fund

Annual Report
to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Percentage of Total Net Assets
National Financial Partners Corp.	2.81%
Regal-Beloit Corp.	2.72%
AMR Corp.	2.29%
Coinstar, Inc.	2.25%
Cooper Cos., Inc.	2.25%
Oceaneering Int'l., Inc.	2.15%
Apollo Investment Corp.	2.02%
Colonial BancGroup, Inc.	1.93%
Equitable Resources, Inc.	1.92%
Ryland Group, Inc.	1.82%

Sector Weightings vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	2/3/03	3.70%	—	—	19.12%
	(w/ sales charge)	2/3/03	–0.97%	—	—	17.19%
Class B shares	(w/o sales charge)	2/3/03	2.98%	—	—	18.22%
	(w/ sales charge)	2/3/03	–0.02%	—	—	17.72%
Class C shares	(w/o sales charge)	2/3/03	2.99%	—	—	18.22%
	(w/ sales charge)	2/3/03	1.99%	—	—	18.22%
Class K shares	(w/o sales charge)	2/3/03	3.56%	—	—	18.95%
	(w/ sales charge)	2/3/03	2.56%	—	—	18.95%
Russell 2000 Value Index			4.71%	—	—	25.36%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian UBS Small Cap Value Fund

Annual Report
to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows you the performance of a hypothetical $10,000 investment made in Class A, Class B and Class C shares of the Fund and in the Russell 2000 Value Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The initial investment amount in the S&P 500 Index, Class B and Class C shares is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian UBS Small Cap Value Fund

Annual Report
to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,048.80	$9.92	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75	1.92%
Class B
Actual	$1,000.00	$1,045.00	$13.81	2.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.70	$13.59	2.68%
Class C
Actual	$1,000.00	$1,045.10	$13.87	2.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.64	$13.64	2.69%
Class K
Actual	$1,000.00	$1,048.20	$10.63	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46	2.06%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Asset Allocation Fund

Annual Report
to Shareholders

Jonathan C. Jankus, CFA, Co-Portfolio Manager

Stewart Johnson, Co-Portfolio Manager

Objective:

Long- term total investment return consistent with moderate investment risk

Portfolio:

Generally purchases shares of The Guardian S&P 500 Index, The Guardian Park Avenue, The Guardian Investment Quality Bond and/or The Guardian Cash Management Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes

Inception Date:

February 16, 1993

Net Assets at
December 31, 2005:

$137,621,022

An Update from Fund Management

For the year ended December 31, 2005, the Fund's return was 3.91%1 placing it below the average 5.63% return of 378 funds with similar objectives and policies in the Lipper universe. During this period, the Fund's return also slightly lagged the 4.00% return experienced by its not-quite-passive composite benchmark (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index rebalanced monthly without expenses or trading costs). Since its inception on February 16, 1993, the Fund's average annual total return of 8.50% places it behind the annualized return of 9.21% experienced by its composite benchmark.

Stock market returns were positive for a third straight year, with the S&P 500 Index earning a modest total return of 4.91% for 2005. That said, the market's returns for 2001 and 2002 were so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2005 has only been a modest 0.54% average per year. Over this period, the market has had to deal with volatility due to corporate malfeasance, a mixed economy, the continuing threat of terrorist attacks, a war and record-setting natural disasters.

The Fund's performance was positively impacted by a correctly aggressive stance on the market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the market as being extremely "cheap" relative to fixed income alternatives. In addition, the turnaround in the economy led to a pronounced rebound in corporate profitability.

Our investing was guided by our quantitative model which, as of year-end, has us invested 91% in stocks, 0% in bonds and 9% in cash. This compares to our "neutral" position of 60% stocks and 40% bonds.

We believe most signs indicate continuing economic growth, which we hope will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as expensive oil and continued violence in the Middle East. "Real" interest rates (interest rates after subtracting expected inflation) remain relatively low, although not as low as they were two years ago. On balance, we remain optimistic, albeit a bit more cautiously so.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  The Composite benchmark total return data is comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index to reflect a 60/40 neutral weighting of the Fund. Please see the "About Your Annual Report" page for a description of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

•  Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

■  The Guardian Asset Allocation Fund

Annual Report
to Shareholders

Portfolio Composition by Asset Class (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	2/16/93	3.91%	0.78%	7.67%	8.50%
	(w/ sales charge)	2/16/93	–0.77%	–0.14%	7.18%	8.11%
Class B shares	(w/o sales charge)	5/1/96	3.16%	–0.08%	—	6.49%
	(w/ sales charge)	5/1/96	0.16%	–0.28%	—	6.49%
Class C shares	(w/o sales charge)	8/7/00	2.98%	–0.39%	—	–1.15%
	(w/ sales charge)	8/7/00	1.98%	–0.39%	—	–1.15%
Class K shares	(w/o sales charge)	5/15/01	3.67%	—	—	1.27%
	(w/ sales charge)	5/15/01	2.67%	—	—	1.27%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index			4.00%	2.99%	8.36%	9.21%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. Each Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

The investment allocation in the pie charts reflects the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund's Schedule of Investments.

■  The Guardian Asset Allocation Fund

Annual Report
to Shareholders

Performance for Class B, Class C and Class K shares, which were first offered on May 1, 1996, August 7, 2000, and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

■  The Guardian Asset Allocation Fund

Annual Report
to Shareholders

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,048.60	$2.07	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Class B
Actual	$1,000.00	$1,044.40	$6.34	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
Class C
Actual	$1,000.00	$1,043.50	$7.06	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97	1.37%
Class K
Actual	$1,000.00	$1,046.40	$3.51	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian S&P 500 Index Fund

Annual Report
to Shareholders

Jonathan C. Jankus, CFA, Co-Portfolio Manager

Stewart Johnson, Co-Portfolio Manager

Objective:

Seeks to track the investment performance of the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500 Index") which emphasizes securities issued by large U.S. companies

Portfolio:

At least 95% of the Fund's assets are invested in common stocks of companies included in the S&P 500 Index under normal circumstances

Inception Date:

August 7, 2000

Net Assets at
December 31, 2005:

$185,075,840

An Update from Fund Management

For the year ended December 31, 2005, the Fund's return was 4.40%1. The Fund's objective is to match the returns of the S&P 500 Index, a theoretical portfolio of 500 blue-chip stocks, which returned 4.91% over the same period. The Fund outperformed the 4.36% average return achieved by the 166 funds in the Lipper universe with an S&P 500 Index objective. The S&P 500 Index is theoretical in the sense that its returns are computed as though shares of the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. For the period from Fund inception on August 7, 2000 through December 31, 2005, the Fund's average annual total return was –1.92% compared to an average annual total return of –1.50% for the S&P 500 Index.

Stock market returns were positive for a third straight year, with the S&P 500 Index earning a modest total return of 4.91% for 2005. That said, the market's returns for 2001 and 2002 were so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2005 has only been a modest 0.54% average per year. Over this period, the market has had to deal with volatility due to corporate malfeasance, a mixed economy, the continuing threat of terrorist attacks, a war and record-setting natural disasters.

The stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of recent increases, interest rates and bond yields remained low in real (after-inflation) terms. Historically, this has been an attractive environment for stocks.

We will continue to manage the portfolio so as to be substantially fully invested in stocks, attempt to match the performance of the S&P 500 Index and keep trading costs to a minimum. If history is any indication, this has proven to be an extremely difficult strategy to surpass. In particular, for the five-year period ended 2005, the average return for the 619 "Large Cap Core" funds tracked by Lipper returned only –0.95% compared to the –0.02% average return for the 135 funds that simply tried to match the S&P 500 Index.

We believe most signs indicate continuing economic growth, which we hope will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as expensive oil and continued violence in the Middle East. "Real" interest rates (interest rates after subtracting expected inflation) remain relatively low, although not as low as they were two years ago. On balance, we remain optimistic, although a bit more cautiously so.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Annual Report" page for a description of the S&P 500 Index.

•  Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

•  "S&P," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

■  The Guardian S&P 500 Index Fund

Annual Report
to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Percentage of Total Net Assets
General Electric Co.	3.21%
Exxon Mobil Corp.	3.09%
Microsoft Corp.	2.12%
Citigroup, Inc.	2.11%
Procter & Gamble Co.	1.70%
Bank of America Corp.	1.63%
Johnson & Johnson	1.56%
American Int'l. Group, Inc.	1.54%
Pfizer, Inc.	1.51%
Altria Group, Inc.	1.35%

Sector Weightings vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	8/7/00	4.40%	0.05%	—	–1.92%
	(w/ sales charge)	8/7/00	–0.30%	–0.87%	—	–2.77%
Class B shares	(w/o sales charge)	8/7/00	3.75%	–0.73%	—	–2.71%
	(w/ sales charge)	8/7/00	0.75%	–0.93%	—	–2.89%
Class C shares	(w/o sales charge)	8/7/00	3.76%	–0.75%	—	–2.73%
	(w/ sales charge)	8/7/00	2.76%	–0.75%	—	–2.73%
Class K shares	(w/o sales charge)	5/15/01	4.05%	—	—	0.09%
	(w/ sales charge)	5/15/01	3.05%	—	—	0.09%
S&P 500 Index			4.91%	0.55%	—	–1.50%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian S&P 500 Index Fund

Annual Report
to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows you the performance of a hypothetical $10,000 investment made in Class A, Class B and Class C shares of the Fund and in the S&P 500 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the S&P 500 Index, Class B and Class C shares is $10,000. For Class B shares, the contingent deferred sales charge of 1% was imposed at the end of the period. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian S&P 500 Index Fund

Annual Report
to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,054.80	$2.74	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%
Class B
Actual	$1,000.00	$1,051.60	$6.62	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51	1.28%
Class C
Actual	$1,000.00	$1,051.60	$6.62	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51	1.28%
Class K
Actual	$1,000.00	$1,052.00	$4.81	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Baillie Gifford International Growth Fund

Annual Report
to Shareholders

R. Robin Menzies,
Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 80% in a diversified portfolio of common stocks and convertible securities of companies domiciled outside the United States

Inception Date:

February 16, 1993

Net Assets at
December 31, 2005:

$63,768,336

An Update from Fund Management

The Fund outperformed its benchmark, the MSCI EAFE Growth Index, during the year. The return of the Fund was 15.6%1 whereas the return of the Index was 13.6%. The most buoyant segment of the Index was Japan, which had a return of 28.3% over the year. The Asia Pacific region was the second strongest performer, returning 18.2%. The strongest sector in the Index was materials, where the Fund was underweight compared to the Index. The sector returned 34.6% over the year as demand, partly driven by fast-growing emerging market economies, pushed up resource prices. More positively from a performance point of view, the Fund had significant overweight positions in the financials and energy sectors, which both outperformed strongly over the year, producing total returns of 26.9% and 22.3%, respectively.

The main positive contribution to performance came from stock selection in mainland Europe. Among the larger European stock holdings were the industrial companies ABB in Switzerland, Atlas Copco in Sweden and Kone in Finland. These were among the five biggest contributors to the Fund's relative performance during 2005. Again, a significant part of the success of these firms was a result of high levels of demand from emerging market economies. The strongest stock contributor of all was Yamada Denki, the Japanese electronics retailer. On a less positive note, the UK economy has stagnated somewhat, as consumer demand, which had been remarkably resilient in recent years, finally succumbed to the twin pressures of high debt levels and a less buoyant housing market. Three of the top five stock detractors were from UK stocks (although only one, Kingfisher, the home improvement retail group, was directly hurt by the dent to UK consumer confidence). In industry terms, the Fund's substantial underweight position in telecommunications was the largest positive contributor to performance, while overweight positions in energy, particularly in emerging market oil stocks such as Petrobras in Brazil, helped performance.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We look for companies with the ability to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

Note: The securities mentioned above are not representative of the entire portfolio, and are subject to change at any time. The securities' representative percentage of total net assets as of 12/31/05 is as follows: ABB 2.0%; Atlas Copco 2.3%; Kone 2.1%; Yamada Denki 1.5%; Kingfisher 0.6% and Petrobras 1.5%.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. International investing has special risks relating to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility.

•  Please see the "About Your Annual Report" page for a description of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index.

■  The Guardian Baillie Gifford International Growth Fund

Annual Report
to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Country	Percentage of Total Net Assets
Total S.A.	France	2.95%
UBS AG	Switzerland	2.66%
Danske Bank AS	Denmark	2.37%
Atlas Copco AB	Sweden	2.33%
Essilor Int'l. S.A.	France	2.25%
Kone OYJ	Finland	2.13%
ABB Ltd.	Switzerland	2.04%
SAP AG	Germany	2.04%
BP PLC	United Kingdom	2.00%
Vodafone Group	United Kingdom	1.99%

Geographical Location vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	2/16/93	15.63%	1.51%	5.52%	7.20%
	(w/ sales charge)	2/16/93	10.43%	0.58%	5.04%	6.81%
Class B shares	(w/o sales charge)	5/1/96	14.31%	0.29%	—	3.60%
	(w/ sales charge)	5/1/96	11.31%	0.09%	—	3.60%
Class C shares	(w/o sales charge)	8/7/00	14.59%	0.40%	—	–1.92%
	(w/ sales charge)	8/7/00	13.59%	0.40%	—	–1.92%
Class K shares	(w/o sales charge)	5/15/01	15.42%	—	—	3.35%
	(w/ sales charge)	5/15/01	14.42%	—	—	3.35%
MSCI EAFE Growth Index			13.64%	2.23%	3.59%	5.94%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Baillie Gifford International Growth Fund

Annual Report
to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI EAFE Growth Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance for Class B, Class C and Class K shares, which were first offered on May 1, 1996, August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian Baillie Gifford International Growth Fund

Annual Report
to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,158.50	$10.12	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class B
Actual	$1,000.00	$1,151.70	$16.54	3.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.83	$15.45	3.05%
Class C
Actual	$1,000.00	$1,153.60	$15.25	2.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.04	$14.24	2.81%
Class K
Actual	$1,000.00	$1,157.00	$11.20	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46	2.06%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Baillie Gifford Emerging Markets Fund

Annual Report to Shareholders

Edward H. Hocknell, Portfolio Manager

Objective:

Long-term capital appreciation

Portfolio:

At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets

Inception Date:

May 1, 1997

Net Assets at
December 31, 2005:

$175,106,145

An Update from Fund Management

The Fund returned 39.83%1 in 2005 and outperformed its benchmark, the MSCI EMF Index, for the year ended December 31, 2005, which saw an increase of 34.54% in the Index. The absolute return in the emerging markets was strong as these countries profited from continued strong demand from China, the resulting surges in commodity prices and the oil bubble spreading out from the Middle East and Russia. The strongest sectors in the Index were energy, utilities and consumer staples, strongly attributable to South Africa and South America. Asian asset plays performed well as these economies profited from the rapid emergence of China as a global economic stimulator. Central European countries like the Czech Republic also showed continued strength as they prepare to join the European Union.

The main strength in the Fund's relative performance compared to the Index came from stock selection. This was particularly strong in South Korea with ownership of Samsung Heavy and Meritz Fire and Marine. In Taiwan, the Fund benefited from ownership of Hanwha Corporation, a large chemicals company. Furthermore, in Europe, the Fund benefited from ownership of Garanti Bank, which was a strong play on the development of the Eastern European financial sector. The greatest detractor from performance was the Fund having little or no holdings in Samsung Electronics and Kookmin Bank in Korea, which were both strong performers this year. Beyond these factors, the Fund was helped by the strength in industrials and energy sectors as China continued to stimulate demand in 2005.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We look for companies with the ability to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

Note: The securities mentioned above are not representative of the entire portfolio, and are subject to change at any time. The securities' representative percentage of total net assets as of 12/31/05 is as follows: Samsung Heavy 2.7%; Meritz Fire and Marine 1.5%; Hanwha Corporation 2.9%; Turkey Garanti Bankasi A.S. 2.1%; Samsung Electronics 0.0% and Kookmin Bank 0.0%.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. International investing has special risks relating to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets

•  Please see the "About Your Annual Report" page for a description of the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

■  The Guardian Baillie Gifford Emerging Markets Fund

Annual Report to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A. ADR	Brazil	3.55%
Samsung Corp.	South Korea	3.12%
Hon Hai Precision Inds. Co. Ltd.	Taiwan	2.98%
Hanwha Corp.	South Korea	2.87%
Sasol Ltd.	South Africa	2.84%
Samsung Heavy Inds. Co. Ltd.	South Korea	2.72%
Itausa-Investimentos Itau S.A.	Brazil	2.63%
LUKOIL ADR	Russia	2.53%
Comp. Vale Do Rio Doce	Brazil	2.36%
Samsung Fire & Marine Ins. Co. Ltd.	South Korea	2.34%

Geographical Location vs. Index (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	5/1/97	39.83%	20.83%	—	9.40%
	(w/ sales charge)	5/1/97	33.54%	19.72%	—	8.81%
Class B shares	(w/o sales charge)	5/6/97	38.56%	19.45%	—	7.58%
	(w/ sales charge)	5/6/97	35.56%	19.35%	—	7.58%
Class C shares	(w/o sales charge)	8/7/00	38.68%	19.51%	—	13.29%
	(w/ sales charge)	8/7/00	37.68%	19.51%	—	13.29%
Class K shares	(w/o sales charge)	5/15/01	39.34%	—	—	21.80%
	(w/ sales charge)	5/15/01	38.34%	—	—	21.80%
MSCI EMF Index			34.54%	19.44%	—	6.35%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Baillie Gifford Emerging Markets Fund

Annual Report to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of the Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance for Class C and Class K shares, which were first offered on August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian Baillie Gifford Emerging Markets Fund

Annual Report to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,293.10	$10.29	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class B
Actual	$1,000.00	$1,287.30	$15.80	2.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.39	$13.89	2.74%
Class C
Actual	$1,000.00	$1,287.70	$15.45	2.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.70	$13.59	2.68%
Class K
Actual	$1,000.00	$1,290.90	$12.24	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76	2.12%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Investment Quality Bond Fund

Annual Report to Shareholders

Howard W. Chin, Co-Portfolio Manager

Robert Crimmins, Co-Portfolio Manager

Objective:

High level of current income and capital appreciation without undue risk to principal

Portfolio:

At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies

Inception Date:

February 16, 1993

Net Assets at
December 31, 2005:

$132,414,688

An Update from Fund Management

The Fund had a total return of 2.07%1 for the year ended December 31, 2005, outperforming the average fund in the Lipper Investment Grade peer group, which returned 1.78% for the same period (the peer group consisted of 468 other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years). Additionally, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which measures the taxable fixed income market, returned 2.43% in 2005.

Market Overview

In contrast to 2004, interest rates in 2005 were remarkably well-behaved and experienced little in the way of surprises. Short maturity yields rose as the Federal Reserve (the "Fed") continued its policy of predictably raising interest rates in consistent quarter-point increments. As a result, the interest rate market did not undergo any sharp dislocations. To the extent that there was a surprise in the marketplace, the stubbornness of longer maturity yields in the wake of continued rate increases surprised and confounded some investors. However, this "surprising" behavior became better understood as more data became available during the year.

Specifically, the yield curve flattened in 2005 as the difference between 2- and 10-year Treasuries narrowed steadily from 1.15% at the beginning of the year to finish at a spread of -0.02%, resulting in a condition known as an "inverted yield curve" where short maturity rates exceed longer maturity rates. The primary contributor to the inversion was a substantial 1.34% increase in 2-year Treasury rates over the course of the year, finishing at 4.41%. The increase in 10-year yields was much more modest, up by only 0.18% to finish at 4.40%. The longer maturity portion of the curve also flattened as the yield difference between 10-year and 30-year maturities declined by 0.47% to end the year at 0.14%. In notable contrast to the yield increases seen for shorter maturity Treasuries, the yield on the 30-year bond actually decreased by 0.29% and finished at 4.54%. Not surprisingly, long maturity bonds performed best in the Treasury sector.

While an inverted yield curve is not a common occurrence—it last occurred in 2000—the upward movement in short rates was largely expected by the market. The Fed telegraphed its intentions to tighten monetary policy by increasing interest rates at a "measured" pace, and this increased transparency removed considerable uncertainty from the marketplace. As a result, the Federal Funds rate was increased eight times during 2005 to finish the year at 4.25%, but each 0.25% increase was fully anticipated well in advance of the actual move by the Fed. There were no surprises here.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

•  Please see the "About Your Annual Report" page for a description of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Treasury Index.

•  Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

■  The Guardian Investment Quality Bond Fund

Annual Report to Shareholders

However, many investors were perplexed by the stubbornly low rates at the long end of the yield curve. Despite thirteen rate hikes by the Fed since mid-2004, long rates barely budged. In fact, as mentioned earlier, they fell. Federal Reserve Chairman Greenspan labeled it a "conundrum." A good portion of the lower bond yields was attributed to strong buying by overseas central banks and investors as countries such as China needed to reinvest a good portion of their trade surpluses into U.S. securities. In addition, longer maturity securities also lost much of their risk premium as investors recognized the Fed's vigilance and success in battling inflation and as a result, required lower yield premiums in light of the reduced inflation risk. If anything, many investors believed the Fed was overestimating the risk of inflation. Data released during the year indicated that many inflation measures might have peaked in 2005, while the Fed's favorite inflation measure may have actually peaked in 2004 and was reliably trending downwards into the Fed's comfort zone. Energy costs for oil, gasoline and natural gas remained persistently high but did not appear to result in higher product prices. Accordingly, investors grew more comfortable with owning longer maturity securities and the increased demand drove yields lower still.

Against this backdrop, the domestic economy was quite robust. The first three quarters of 2005 exhibited an above-trend growth rate of 3.8% and economists expect the fourth quarter to come in at 3.2%. Coming into 2005, market observers had expected increased investment by the business sector to replace consumer spending as the economy's growth engine. This did not materialize. In fact, consumers increased their role in the economy as the boom in the housing sector enabled many to increase their spending by tapping into their homes' increased value through mortgage refinancings and cash takeouts. The damage caused by Hurricanes Katrina and Rita devastated specific regions and their economies, but it did not appear to have inflicted lasting damage on the overall economy. Employment continued to grow at a strong pace and the unemployment rate dropped to 4.9% by the end of 2005 relative to a pre-hurricane peak of 5.4% earlier in the year.

Overall, the fixed income market put in a mixed performance in 2005. Treasuries returned 2.79% as measured by the Lehman Brothers Treasury Index, but unlike 2004 where each segment of the investment grade bond market outperformed Treasuries, there were clear winners and losers in 2005. Notably, two portions of the securitized bond market—asset-backed securities (ABS)2 and commercial mortgage-backed securities (CMBS)2—returned 2.09% and 1.82%, respectively, and outperformed their Treasury counterparts by 0.32% and 0.15%. The agency debenture sector also fared well, returning 2.33% and outperforming by 0.13%. On the other hand, corporate bonds and mortgage-backed securities (MBS)2 fared less well, returning 1.96% and 2.61%, respectively, but underperforming comparable duration Treasuries by 0.85% and 0.37%.

The solid performance of the ABS and CMBS sectors was attributed to the lack of event risk in 2005 as well as the continued strong performance of the underlying housing and real estate assets that was the collateral for ABS and CMBS bonds. In contrast, the troubles experienced in the corporate bond market can be laid at the doors of the automotive sector and the overall weak performance of long maturity corporate bonds. Specifically, both GM and Ford were downgraded to below investment grade status, which accounted for 0.62% of the 0.85% of underperformance that the investment grade corporate bond market underwent. Further, as mentioned above, 30-year Treasury yields fell during 2005, but long maturity corporate bonds were unable to keep pace with that rally. Instead of rallying in lockstep, corporate bond investors continued to demand higher yields to take on the additional risk of longer maturity bonds and caused corporate bond spreads to widen and the sector to underperform by 3.76%. We also noted a sharp difference in performance among different credit rating classes; the BBB sector underperformed Treasuries by 1.77% while the AAA sector underperformed by just 0.13%. Duration extension concerns in a potentially rising interest rate environment caused MBS investors to reduce their exposure to this sector, which resulted in the sector's underperformance.

Strategy Overview

Each segment of the fixed income market performed very well in 2004, but we did not believe we would see a repeat performance in 2005. We believed it more likely that some sectors would underperform. As a result, we adjusted our asset allocation to reflect our updated relative value views.

Our allocation decision for the corporate bond sector was a case in point. We decided to underweight corporate bonds relative to our benchmark even though credit fundamentals were positive. We believed their incremental yield advantage was not enough to warrant a major commitment to the sector. We also thought there were more attractive risk/reward opportunities in

2  The respective indices are: the Lehman Brothers Asset-Backed Securities (ABS) Index, the Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) Index and the Lehman Brothers Mortgage-Backed Securities (MBS) Index.

■  The Guardian Investment Quality Bond Fund

Annual Report to Shareholders

other bond sectors and better re-entry points for corporates down the road. That re-entry opportunity emerged in the second quarter. The credit market underperformed dramatically following GM's downward revision to its 2005 outlook and the market's new concerns regarding heightened leveraged buyouts and merger and acquisition activity. As a result of this cheapening, the Fund increased its corporate holdings. Our strategy turned out to be timely as the corporate market outperformed Treasuries after our purchases by 0.61% in the second half of May alone. In the following four months, the sector added another 0.39% of outperformance. The Fund was well-served by this allocation decision, but it also benefited significantly from our decision to underweight the worst performing corporate bond sector (autos) in 2005. The Fund remained overweight in corporates until the end of the third quarter, when we began to reduce our holdings. We ended 2005 with an underweight.

Our strategy in MBS was simpler. We came into 2005 with a slight overweight, believing 2004's positive fundamentals would carry over into 2006, which turned out to be the case. However, after some outperformance in the first quarter, we reduced our exposure to an underweight as the flatter yield curve reduced the sector's attractiveness to many investors such as money center banks and hedge funds. We retained this underweight for the balance of the year, but changed our coupon exposures several times as relative value shifted. We also added collateratized mortagage obligations (CMOs) as the attractiveness of MBS waned. MBS underperformed by 0.40% over the final three quarters of the year, and our underweighted posture significantly benefited the Fund.

We were also overweighted in ABS and CMBS during the entire year. As noted before, these two sectors performed well in 2005, especially ABS. We increased our exposure to this sector by 6% during the year as it grew to about 10% of the Fund's overall portfolio. Our largest exposure within ABS was the home equity loan (HEL) segment as we added fixed rate and floating rate HEL securities, the latter as part of a curve flattening strategy. At year's end, HEL comprised more than 5% of the Fund's holdings and contributed significantly to the Fund's performance as the HEL sector outperformed by 0.79%, relative to the ABS sector's overall showing of 0.32%.

In summary, the Fund performed well as the result of our asset allocation decisions. Notably, our underweighted exposures to MBS and timely re-entry to corporate bonds coupled with our overweight in ABS served the Fund particularly well.

Top Ten Holdings (As of 12/31/2005)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FHLMC (30 yr. TBA)	5.500%	N/A	4.11%
FNMA	5.000%	8/1/2035	3.78%
U.S. Treasury Notes	4.500%	11/15/2015	3.03%
FNMA (30 yr. TBA)	6.000%	N/A	2.59%
U.S. Treasury Notes	3.625%	1/15/2010	2.22%
Countrywide Home Loans	5.500%	10/25/2035	2.17%
U.S. Treasury Bonds	6.250%	8/15/2023	2.15%
U.S. Treasury Notes	4.500%	11/15/2010	2.01%
J.P. Morgan Mtg. Tr.	6.000%	9/25/2035	1.96%
FHLMC	6.000%	11/1/2034	1.86%

■  The Guardian Investment Quality Bond Fund

Annual Report to Shareholders

Sector Allocation (As of 12/31/2005 and 6/30/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	2/16/93	2.07%	5.66%	5.58%	5.61%
	(w/ sales charge)	2/16/93	–2.52%	4.69%	5.09%	5.23%
Class B shares	(w/o sales charge)	8/7/00	1.41%	4.90%	—	5.37%
	(w/ sales charge)	8/7/00	–1.59%	4.73%	—	5.22%
Class C shares	(w/o sales charge)	8/7/00	1.41%	4.90%	—	5.37%
	(w/ sales charge)	8/7/00	0.41%	4.90%	—	5.37%
Class K shares	(w/o sales charge)	5/15/01	1.67%	—	—	5.06%
	(w/ sales charge)	5/15/01	0.67%	—	—	5.06%
Lehman Brothers Aggregate Bond Index			2.43%	5.87%	6.16%	6.46%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of The Guardian Investment Quality Bond Fund and the Lehman Brothers Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

■  The Guardian Investment Quality Bond Fund

Annual Report to Shareholders

Performance for Class B and C shares, which were first offered on August 7, 2000 and for Class K shares, which were first offered on May 15, 2001, will vary due to differences in sales load and other expenses charged to each share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

■  The Guardian Investment Quality Bond Fund

Annual Report to Shareholders

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$995.90	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class B
Actual	$1,000.00	$993.20	$8.04	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$993.20	$8.04	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class K
Actual	$1,000.00	$993.90	$6.28	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Low Duration Bond Fund

Annual Report to Shareholders

Howard W. Chin, Co-Portfolio Manager

Robert Crimmins, Co-Portfolio Manager

Objective:

Seeks a high level of current income, consistent with preservation of capital

Portfolio:

At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Inception Date:

July 30, 2003

Net Assets at
December 31, 2005:

$33,790,973

An Update from Fund Management

The Fund had a total return of 1.34%1 for the year ended December 31, 2005, underperforming the Fund's benchmark, the Lehman Brothers U. S. Government 1-3 Year Bond Index, which returned 1.73% during the same period. The average fund in the Lipper-Short Investment Grade peer group, which consists of 227 funds, returned 1.62% in 2005.

Market Overview

In contrast to 2004, interest rates in 2005 were remarkably well-behaved and experienced little in the way of surprises. Short maturity yields rose as the Federal Reserve Board ("the Fed") continued its policy of predictably raising interest rates in consistent quarter-point increments. As a result, the interest rate market did not undergo any sharp dislocations. To the extent that there was a surprise in the marketplace, the stubbornness of longer maturity yields in the wake of continued rate increases surprised and confounded some investors. However, this "surprising" behavior became better understood as more data became available during the year.

Specifically, the yield curve flattened in 2005 as the difference between 2- and 10-year Treasuries narrowed steadily from 1.15% at the beginning of the year to finish at a spread of –0.02%, resulting in a condition known as an "inverted yield curve," where short maturity rates exceed longer maturity ones. The primary contributor to the inversion was a substantial 1.34% increase in 2-year Treasury rates over the course of the year, finishing at 4.41%. The increase in 10-year yields was much more modest, up by only 0.18% to finish at 4.40%. The longer maturity portion of the curve also flattened as the yield difference between 10-year and 30-year maturities declined by 0.47% to end the year at 0.14%. In notable contrast to the yield increases seen for shorter maturity Treasuries, the yield on the 30-year bond actually decreased by 0.29% and finished at 4.54%. Not surprisingly, long maturity bonds performed best in the Treasury sector.

While an inverted yield curve is not a common occurrence—it last occurred in 2000—the upward movement in short rates was largely expected by the market. The Federal Reserve telegraphed its intentions to tighten monetary policy by increasing interest rates at a "measured" pace, and this increased transparency removed considerable uncertainty from the marketplace. As a result, the Federal Funds rate was increased eight times during 2005 to finish the year at 4.25%, but each 0.25% increase was fully anticipated well in advance of the actual move by the Fed. There were no surprises here.

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 3.0%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

•  Low duration bond funds may not be a suitable alternative to money market funds because, unlike money market funds, low duration bond funds do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.

•  Please see the "About Your Annual Report" page for a description of the Lehman Brothers U.S. Government 1-3 Year Bond Index.

•  Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

■  The Guardian Low Duration Bond Fund

Annual Report to Shareholders

However, many investors were perplexed by the stubbornly low rates at the long end of the yield curve. Despite thirteen rate hikes by the Fed since mid-2004, long rates barely budged. In fact, as mentioned earlier, they fell. Federal Reserve Chairman Greenspan labeled it a "conundrum." A good portion of the lower bond yields was attributed to strong buying by overseas central banks and investors as countries such as China needed to reinvest a good portion of their trade surpluses into U.S. securities. In addition, longer maturity securities also lost much of their risk premium as investors recognized the Fed's vigilance and success in battling inflation and as a result, required lower yield premiums in light of the reduced inflation risk. If anything, many investors believed the Fed was overestimating the risk of inflation. Inflation data released during 2005 indicated that inflation may have peaked in 2004 and was reliably trending downwards into the Fed's comfort zone. Energy costs for oil, gasoline and natural gas remained persistently high but did not appear to result in higher product prices. Accordingly, investors grew more comfortable with owning longer maturity securities and the increased demand drove yields lower still.

Against this backdrop, the domestic economy was quite robust. The first three quarters of 2005 exhibited an above-trend growth rate of 3.8% and economists expect the fourth quarter to come in at 3.2%. Coming into 2005, market observers had expected increased investment by the business sector to replace consumer spending as the economy's growth engine. This did not materialize. In fact, consumers increased their role in the economy as the boom in the housing sector enabled many to increase their spending by tapping into their homes' increased value through mortgage refinancings and cash takeouts. The damage caused by Hurricanes Katrina and Rita devastated specific regions and their economies, but it did not appear to have inflicted lasting damage on the overall economy. Employment continued to grow at a strong pace and the unemployment rate dropped to 4.9% by the end of 2005 relative to a pre-hurricane peak of 5.4% earlier in the year.

Overall, the fixed income market put in a mixed performance in 2005. Treasuries returned 2.79% as measured by the Lehman Brothers Treasury Index, but unlike 2004 where each segment of the investment grade bond market outperformed Treasuries, there were clear winners and losers in 2005. Notably, two portions of the securitized bond market—asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS)—returned 2.09% and 1.82%2, respectively, and outperformed their Treasury counterparts by 0.32% and 0.15%. The agency debenture sector also fared well, returning 2.33% and outperforming by 0.13%. On the other hand, corporate bonds fared less well, returning 1.96% but underperforming comparable duration Treasuries by 0.85%.

The solid performance of the ABS and CMBS sectors was attributed to the lack of event risk in 2005 as well as the continued strong performance of the underlying housing and real estate assets that is the collateral for ABS and CMBS bonds. In contrast, the troubles experienced in the corporate bond market can be laid at the doors of the automotive sector and the overall weak performance of long maturity corporate bonds. Specifically, both GM and Ford were downgraded to below investment grade status, which accounted for 0.62% of the 0.85% of underperformance that the investment grade corporate bond market underwent. Further, as mentioned before, 30-year Treasury yields fell during 2005, but long maturity corporate bonds were unable to keep pace with that rally. Instead of rallying in lockstep, corporate bond investors continued to demand higher yields to take on the additional risk of longer maturity bonds and caused corporate bond spreads to widen and the sector to underperform by 3.76%. We also noted a sharp difference in performance among different credit rating classes; the BBB sector underperformed Treasuries by 1.77% while the AAA sector underperformed by just 0.13%.

Strategy Overview

The Fund began 2005 with a significant exposure in corporate bonds as we expected continued economic growth, which would be supportive of credit fundamentals and positive for the sector's prospects. However, as the year progressed, the growing leveraged and merger and acquisition activity and the downgrade of Ford and GM caused the credit sector to substantially underperform. As a result, our overweight had a negative impact on the Fund's performance during the first half of 2005. During the second half, the Fund reduced its overweight in corporates through opportunistic sales while holding on to our short-maturity issues because of their attractive breakeven spreads. Our holdings were further pared back as several of the Fund's bonds were called or tendered. This strategy paid off during the second half of the year, as the performance of the short-maturity corporate bond market improved.

We also held significant positions in ABS and CMBS for all of 2005, which served the Fund well since these two sectors were the best performing ones in 2005 among investment grade assets on an excess return basis. ABS made up 28% of the Fund

2  The respective indices are: the Lehman Brothers Asset-Backed Securities (ABS) Index and the Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) Index.

■  The Guardian Low Duration Bond Fund

Annual Report to Shareholders

and our holdings were concentrated in the auto and home equity loan (HEL) segments of the ABS market. Despite the extreme widening in corporate auto issues following the Ford and GM downgrades, ABS issued by Ford Motor Credit and GMAC proved to be robust, amidst the turmoil in the corporate bond market. HEL made up about 9% of the Fund's holdings and contributed significantly to the Fund's performance as the HEL sector outperformed by 0.79%, relative to the ABS sector's overall showing of 0.32%. Our purchases in the CMBS sector consisted almost exclusively of 3-year average life AAA-rated bonds. The 1-3.5 year portion of the Lehman Brothers CMBS Index was the best performing segment in 2005, outperforming Treasuries by 0.64% relative to the overall Index's outperformance of 0.15%.

Despite the positive contributions made by our asset allocation decisions among corporates, ABS and CMBS, the Fund underperformed its benchmark primarily due to its exposure to intermediate maturity Treasuries. As many of our shareholders know, one of the Fund's goals is to seek to remain consistently duration neutral to the Fund's benchmark. In 2005, we used 5-year Treasury notes to maintain the Fund's duration at the duration of its benchmark, but the 5-year sector was the worst performing portion of the Treasury market in 2005, returning just 0.09% for the entire year while 2- and 3-year Treasuries returned 1.36% and 1.07%, respectively. This return difference had a significant impact on the Fund's performance.

In summary, the Fund benefited from our asset allocation decisions, but our need to buy longer maturity Treasuries caused the Fund to underperform overall in 2005.

Top Ten Holdings (As of 12/31/2005)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.500%	11/15/2010	5.01%
U.S. Treasury Notes	4.250%	11/30/2007	2.80%
FNMA	3.875%	2/15/2010	2.64%
U.S. Treasury Notes	4.125%	8/15/2008	2.60%
U.S. Treasury Notes	3.125%	5/15/2007	2.22%
U.S. Treasury Notes	3.875%	5/15/2010	1.98%
U.S. Treasury Notes	4.250%	10/31/2007	1.92%
Chase Comm'l. Mtg. Secs. Corp.	6.390%	11/18/2030	1.83%
Chase Comm'l. Mtg. Secs. Corp.	7.370%	6/19/2029	1.73%
World Omni Auto Receivables Tr.	3.820%	11/12/2011	1.70%

■  The Guardian Low Duration Bond Fund

Annual Report to Shareholders

Sector Allocation (As of 12/31/2005 and 6/30/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	7/30/03	1.34%	—	—	1.52%
	(w/ sales charge)	7/30/03	–1.70%	—	—	0.48%
Class B shares	(w/o sales charge)	7/30/03	0.58%	—	—	0.77%
	(w/ sales charge)	7/30/03	–2.42%	—	—	–0.12%
Class C shares	(w/o sales charge)	7/30/03	0.58%	—	—	0.77%
	(w/ sales charge)	7/30/03	–0.42%	—	—	0.77%
Class K shares	(w/o sales charge)	7/30/03	0.93%	—	—	1.12%
	(w/ sales charge)	7/30/03	–0.07%	—	—	1.12%
Lehman Brothers U.S. Government 1-3 Year Bond Index			1.73%	—	—	1.55%*
						*Since the Fund's inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 3.0%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

■  The Guardian Low Duration Bond Fund

Annual Report to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows you the performance of a hypothetical $10,000 investment made in Class A, Class B and Class C and Class K shares of the Fund and in the Lehman Brothers Government 1-3 Year Bond Index. The starting point of $9,700 for Class A shares reflects the maximum sales charge of 3.0% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The initial investment amount in the Lehman Brothers U.S. Government 1-3 year Bond Index, Class B and Class C shares is $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

■  The Guardian Low Duration Bond Fund

Annual Report to Shareholders

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,004.80	$4.04	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class B
Actual	$1,000.00	$1,001.00	$7.82	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000.00	$1,001.00	$7.82	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Class K
Actual	$1,000.00	$1,002.80	$6.06	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian High Yield Bond Fund

Annual Report to Shareholders

Leslie Barbi,
Portfolio Manager

Objective:

Seeks current income. Capital appreciation is a secondary objective.

Portfolio:

At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated.

Inception Date:

September 1, 1998

Net Assets at
December 31, 2005:

$80,354,464

An Update from Fund Management

The Fund had a total return of 3.34%1 for the year ended December 31, 2005, outperforming the average fund in the Lipper High Current Yield peer group, which returned 2.44% for the same period (the peer group consisted of 423 other mutual funds that invest primarily in below investment grade debt). Additionally, the Fund's benchmark, the Lehman Brothers Corporate High Yield Bond Index, which measures the domestic taxable below investment grade corporate debt market, returned 2.74% in 2005.

Market Overview

During 2005, the economy grew at a very solid pace, as a robust housing market and job growth continued to support consumption. The first three quarters of 2005 exhibited an above-trend GDP growth rate of 3.8% and economists expect the fourth quarter to come in at 3.2%. Coming into 2005, market observers had expected increased investment by the business sector to replace consumer spending as the economy's growth engine. This did not materialize. In fact, consumers increased their role in the economy as the boom in the housing sector enabled many to increase their spending by tapping into their homes' increased value through mortgage refinancings and cash takeouts. The damage caused by Hurricanes Katrina and Rita devastated specific regions and regional economies, but it did not appear to have inflicted lasting damage on the overall national economy. Employment continued to grow at a strong pace and the unemployment rate dropped to 4.9% by the end of 2005 relative to a pre-hurricane peak of 5.4% earlier in the year.

Good demand plus high energy prices and rising input costs caused some inflation concerns at different points in the year, which kept the Federal Reserve Board ("the Fed") on the tightening path raising the target Fed Funds target rate by 0.25% at every Federal Open Market Committee's (FOMC) meeting, for a cumulative increase in 2005 of two full percentage points to end the year at 4.25%. The Fed hikes, plus fairly stable longer term rates, which Federal Reserve Chairman Greenspan labeled a "conundrum" early in the year, led to a much flatter Treasury yield curve. At year end, the two-year Treasury yield of 4.41% was just above the yield on the 10-year Treasury yield of 4.39% so the curve was slightly "inverted." Flat and inverted yield curves generally put pressure on spread product and riskier asset classes since they reduce investment incentives relative to short term "risk-free" rates, and they more typically occur in advance of economic slowdowns. The current flat yield curve is not necessarily seen as an economic forecast this time around. The more stable yields in the long end of the Treasury curve were attributed to strong buying by overseas central banks and investors as countries such as China needed to reinvest a good portion of their trade surpluses into U.S. securities. In addition, longer maturity securities

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

•  Please see the "About Your Annual Report" page for a description of the Lehman Brothers Corporate High Yield Bond Index.

•  Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

■  The Guardian High Yield Bond Fund

Annual Report to Shareholders

also lost much of their risk premium as investors recognized the Fed's vigilance and success in battling inflation and as a result, required lower yield premiums in light of the reduced risk of a major inflation episode. Energy costs for oil, gasoline and natural gas stayed at high levels but thus far have not resulted in broadly higher product prices.

In terms of high yield market conditions, spreads began the year at tight levels, credit quality remained strong, but risks increased. Yield spreads began 2005 at levels that were tight on a historical basis, with the OAS (option-adjusted spread) on the Lehman Brothers Corporate High Yield Bond Index ending 2004, at just 2.88% over Treasuries. These levels were somewhat justified after an extended period of deleveraging and liquidity improvement, but also reflected many investors' "search for yield" in a generally low yield and tight spread environment. During 2005, credit quality remained fairly strong; however, companies shifted focus from debt reduction and liquidity enhancement to more shareholder-friendly and private equity investor-friendly moves, such as share buybacks, dividend deals, and merger and acquisition transactions. Additionally, the deterioration in the automotive sector impacted the high yield market. This led to some general risk aversion and fears that a "financial accident" was brewing as some players in structured credit took big hits as Ford and GM bonds fell substantially and simultaneously. Meanwhile, a bid for GM stock from Kirk Kerkorian particularly hurt some capital arbitrage players who lost on both sides of their long GM bonds and short GM stock trades. The pending large "fallen angel" supply and heightened risk aversion sent the spreads on the high yield market 1.67% wider from mid-March to mid-May. While the high yield market rebound started in mid-May, autos again roiled the markets in the fall as Delphi filed for bankruptcy on October 8th, which along with energy impacts from Hurricane Katrina disrupted the market enough to slow high yield issuance for a number of weeks. Soaring energy prices, especially right after Hurricane Katrina, raised the specter of a slowing economy as higher energy costs would weigh on discretionary spending from consumers, and increase costs for businesses. However, that view dissipated before October was over and high yield issuance returned in force. By year end, Ford, Ford Motor Credit, General Motors, and GMAC had all entered the high yield index, at the start of 2006 representing about 12% combined and bringing the automotive total to 14.3% of the overall market.

Overall earnings were better than had been expected at the beginning of the year, and stocks put in a moderate performance, with the S&P 500 Index up 4.91% on the year. New issuance was about 110 billion, down from about 158 billion the year before. However, like 2004, a higher than average portion of issuance was in CCC rated area (per JP Morgan Chase, more than 15% of issuance in 2004 and 2005 was CCC or Split B rated), and a higher than average portion of issuance was done to raise money for acquisition financing (per JP Morgan Chase, 32% of issuance in 2005, the highest since 1989, versus 12.9% to 15.5% in 2001 through 2003).

Strategy Overview

The Fund invests primarily in bonds rated below investment grade. Based on its long-term investment philosophy, the Fund makes individual bond investments by considering the underlying creditworthiness of an issuer, including industry factors, as a starting point. The investment decision also incorporates valuation and relative value of individual bonds, including assessment of the adequacy of risk premium over Treasuries, potential price appreciation and comparison of specific bond features. We avoided holdings in credits that went bankrupt, such as Collins & Aikman, Delphi, and Calpine. While we focus on avoiding credit problems, speculative grade bonds do carry higher credit risk than investment grade rated securities, so the Fund uses portfolio diversification to limit the impact from a negative event affecting an individual issuer's bonds, and also to avoid excessive concentrations in any one industry. The Fund held less than a dozen credits with positions of 2% or higher of the net asset value of the Fund, with a very limited number of those at 3% or higher. Similarly, most industries made up less than 5% of the investments in the Fund, with only a handful of industries at higher levels. The highest industry weighting was 12.3% in electrics as of December 31, 2005.

In addition to security selection, the Fund used quality bias and industry selection to drive performance. High yield spreads began 2005 at levels that were tight on a historical basis. Despite good fundamentals, our view was that credit fundamentals had likely plateaued and that a number of risk factors were on the rise: we expected the Fed to continue to tighten, and event risk was higher with issuers shifting focus to more shareholder and private equity investor-friendly moves. Given what we felt were tight valuations, meaning spreads that did not adequately compensate for what we perceived as the risks, the Fund took a defensive posture in terms of quality and industry weighting. In 2005, the Fund maintained a higher average credit quality than the general high yield market, as represented by the Lehman Brothers Corporate High Yield Bond Index. At year end, the portfolio average quality was low BB, versus high/mid single B for the general market. This higher quality bias served the Fund well, as higher quality high yield (BB and B rated securities) outperformed Treasuries. In 2005, the Lehman Brothers Corporate High Yield Index

■  The Guardian High Yield Bond Fund

Annual Report to Shareholders

outperformed same duration Treasuries by 0.47%. Ba and B securities outperformed by 0.4% and 1.29%, respectively and Caa and Ca-D securities underperformed by 1.35% and 3.47%, respectively. NR (not rated) securities outperformed by 9.78%, but only accounted for 1.2% of the Index.

A combination of outlook and analysis of industries and individual credits drove our industry allocation. A few highlights follow. Our relatively large weight in utilities actually was fairly defensive given our specific issuer selections and positions in the capital structure, and went hand in hand with our strategy to have lower weights in sectors where we thought the outlook was less favorable. For example, the Fund had lower than market average weightings in a number of sectors, each of which performed poorly in 2005; specifically, automotive, paper and pharmaceutical, which underperformed by 13.49%, 6.99% and 3.08%, respectively. Of course, not all of our industry weightings added value to the portfolio. While we did have an overweight to wireless, which outperformed by 7.6%, we had an underweight to wirelines, which outperformed by 5.3%. We also did not have the foresight to overweight environmental, which outperformed by 6.10%.

Top Ten Holdings (As of 12/31/2005)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
General Motors Acceptance Corp.	6.750%	12/1/2014	2.95%
Mission Energy Hldg.	13.500%	7/15/2008	2.66%
Nextel Comm., Inc.	7.375%	8/1/2015	2.59%
J.C. Penney Co., Inc.	7.950%	4/1/2017	2.38%
Sierra Pacific Resources	8.625%	3/15/2014	2.15%
Allegheny Energy Supply	7.800%	3/15/2011	2.02%
Williams Cos., Inc.	7.750%	6/15/2031	1.71%
Teco Energy, Inc.	7.000%	5/1/2012	1.69%
Federative Republic of Brazil	9.250%	10/22/2010	1.62%
Equistar Chemicals LP	10.125%	9/1/2008	1.60%

Bond Quality (As of 12/31/2005 and 6/30/2005)

Source: Standard and Poor's Ratings Group

■  The Guardian High Yield Bond Fund

Annual Report to Shareholders

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	9/1/98	3.34%	7.07%	—	5.08%
	(w/ sales charge)	9/1/98	–1.31%	6.09%	—	4.41%
Class B shares	(w/o sales charge)	9/1/98	2.70%	6.27%	—	4.18%
	(w/ sales charge)	9/1/98	–0.30%	6.11%	—	4.18%
Class C shares	(w/o sales charge)	8/7/00	2.70%	6.30%	—	4.53%
	(w/ sales charge)	8/7/00	1.70%	6.30%	—	4.53%
Class K shares	(w/o sales charge)	5/15/01	2.93%	—	—	6.49%
	(w/ sales charge)	5/15/01	1.93%	—	—	6.49%
Lehman Brothers Corporate High Yield Bond Index			2.74%	8.85%	—	5.84%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian High Yield Bond Fund and the Lehman Brothers Corporate High Yield Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance for Class C and Class K shares, which were first offered on August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

■  The Guardian High Yield Bond Fund

Annual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual $1,000.00	$1,021.40	$4.33	0.85%
Hypothetical (5% return before expenses) $1,000.00	$1,020.92	$4.33	0.85%
Class B
Actual $1,000.00	$1,017.60	$8.14	1.60%
Hypothetical (5% return before expenses) $1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual $1,000.00	$1,017.50	$8.14	1.60%
Hypothetical (5% return before expenses) $1,000.00	$1,017.14	$8.13	1.60%
Class K
Actual $1,000.00	$1,019.40	$6.36	1.25%
Hypothetical (5% return before expenses) $1,000.00	$1,018.90	$6.36	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Tax-Exempt Fund

Annual Report to Shareholders

Alexander M. Grant, Jr., Portfolio Manager

Objective:

Seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital

Portfolio:

At least 80% in investment grade municipal debt obligations

Inception Date:

February 16, 1993

Net Assets at
December 31, 2005:

$97,574,870

An Update from Fund Management

The Guardian Tax-Exempt Fund produced a total return of 4.02% for 20051. The Lehman Municipal Bond Index, which does not include expenses, produced a total return of 3.51% for the same period. The return of the Index reflects the different investment parameters of the Index, which includes all bonds and maturities. In 2005, the Lehman Brothers Municipal Bond Index produced its lowest total return since 1999 and the Fund exceeded it by 0.51%.

Meaningful peer group comparisons are available from Lipper and Morningstar. The Lipper General Municipal Average return for the year was 3.00%, ranking the Fund 38th out of 260 for the one-year period ended December 31, 2005, placing it in Lipper's 15th percentile. In Morningstar's universe of municipal national long funds, the average return for the year ended December 31, 2005 was 3.10%. This universe currently consists of 324 funds. The Fund exceeded it by 0.92%

For the three-year period ended December 31, 2005, Lipper ranked the Fund 49th out of 247 funds and in the 20th percentile. For the five- year period ended December 31, 2005, Lipper ranked the Fund 24th out of 216 funds and in the 12th percentile. For the 10-year period ended December 31, 2005, Lipper ranked the Fund 16th out of 141 funds and in the 12th percentile.

As of December 31, 2005, the Fund's 30-day yield was 3.38%, which compares to a 5.20% taxable equivalent yield for a person in the highest federal income tax bracket (35%) in 2005.

In 2005, new issuance was $408.18 billion, surpassing the previous all-time high of $383.71 billion in 2003 and a 13.4% increase over 2004. In 2004, issuers sold $360.02 billion in bonds. Even though the Federal Reserve Board raised interest rates in 2005, long-term interest rates remained low and a flattened taxable yield curve was also significant. Of the $408.18 billion issued in 2005, $226.51 billion was for new money, $130.36 billion was for refunding, and $51.31 billion was for combined new money/refunding.

The market easily absorbed this volume and produced strong taxable equivalent returns despite the low yield/high supply environment. Municipal investors were rewarded for taking on somewhat more credit risk. Municipals rated Baa outperformed over the first three quarters of the year and for the year overall and the total return of the Lehman Brothers Municipal Long Index outperformed the Lehman Brothers Municipal 10-Year Index by 4.28% and the Lehman Brothers Municipal 1-Year Index by 5.57%.

In terms of total return performance in 2005, diversity and moderation by issuer, insurance, industry, sector and state continued to be the most rewarding. Our strategy was to buy some undervalued lower quality bonds in the short end of the curve while staying with higher quality throughout the curve. Continuous sensitivity to coupon and structure along with supply and demand factors also allowed the Fund to capture above average returns while maintaining an overall portfolio credit quality of AA (as noted by Standard and Poor's).

1  Total return is shown for Class A shares and does not take into account the current maximum sales charge of 4.5%.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates is potentially greater.

Please see the "About Your Annual Report" page for a description of the Lehman Brothers Municipal Bond Index, the Lehman Brothers Municipal Long Index, the Lehman Municipal 10-Year Index and the Lehman Brothers Municipal 1-Year Index.

•  ®2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

•  Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

■  The Guardian Tax-Exempt Fund

Annual Report to Shareholders

Top Ten Holdings (As of 12/31/2005)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
North Carolina Educ. Facs. Fin. Agy. Rev. Duke Univ.	3.490%	12/1/2021	3.38%
Ohio St. Bldg. Auth. Ref.-St. Facs. Hwy.,	5.000%	10/1/2010	2.19%
North Carolina St. Univ., NC Raleigh Rev. Gen Ser. A	5.000%	10/1/2024	2.18%
California St. G.O.	5.250%	11/1/2027	2.18%
New York St. Environmental Facs.	5.000%	6/15/2025	2.17%
Minnesota St. Muni. Power Agy.	5.250%	10/1/2024	2.17%
Pennsylvania St. Ref.	5.000%	10/1/2009	2.17%
Massachusetts St. Cons. Ln. Ser. C,	5.000%	9/1/2025	2.16%
Puerto Rico Comwlth. Hwy. &Trans. Auth. Rev. Ser. K	5.000%	7/1/2019	2.14%
New York, NY City Tran. Fin. Auth. Fac. Rev.	5.000%	11/1/2008	2.14%

Sector Allocation (As of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	2/16/93	4.02%	5.72%	5.54%	5.21%
	(w/ sales charge)	2/16/93	–0.66%	4.75%	5.06%	4.83%
Class C shares	(w/o sales charge)	8/7/00	3.24%	4.92%	—	5.48%
	(w/ sales charge)	8/7/00	2.24%	4.92%	—	5.48%
Lehman Brothers Municipal Bond Index			3.51%	5.59%	5.71%	6.05%*
						*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

■  The Guardian Tax-Exempt Fund

Annual Report to Shareholders

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of The Guardian Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance for Class C shares, which were first offered on August 7, 2000, will vary due to differences in sales load and other expenses charged to such share class.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing

■  The Guardian Tax-Exempt Fund

Annual Report to Shareholders

ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ration
Class A
Actual	$1,000.00	$1,001.70	$4.29	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$997.90	$8.06	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, and C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Cash Management Fund

Annual Report to Shareholders

Alexander M. Grant, Jr., Portfolio Manager

Objective:

Seeks as high a level of current income as is consistent with liquidity and preservation of capital

Portfolio:

Short-term money market investments

Inception Date:

November 3, 1982

Net Assets at
December 31, 2005:

$417,357,155

An Update from Fund Management

As of December 31, 2005 the effective 7-day net annualized yield for The Guardian Cash Management Fund was 3.45%. The Fund produced a total net annualized return of 2.41%. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 3.44%; total return for the same category was 2.44%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.1

The Guardian Cash Management Fund is a place where our investors may put their money while they decide on a long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. The portfolio was invested in commercial paper (64.8%), floating rate taxable municipal bonds (20.27%), repurchase agreements (4.18%), certificates of deposits (3.62%), short maturity corporate bonds (5.9%) and U.S. government agencies (1.19%).

Money market funds are directly affected by the actions of the Federal Reserve Board ("the Fed"). In June 2004, the Fed began tightening the overnight lending rate by 0.25% at each Federal Open Market Committee (FOMC) meeting. By December 31, 2005, the Fed Funds rate had risen to 4.25%, an increase of 2.00% in the calendar year. Throughout the year, money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Fed. Another factor affecting performance was the portfolio's average maturity of 34 days as of December 31, 2005. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 38 days.

1  Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About You Annual Report" page for a description of the Lehman Brothers 3-Month Treasury Bill Index.

•  The Shares of The Guardian Cash Management Fund are not issued or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board or any other agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

■  The Guardian Cash Management Fund

Annual Report to Shareholders

Portfolio Statistics (as of 12/31/2005)

Average Maturity (days)	34
Yields:
Effective 7-day Yield	With subsidy 3.51% Without subsidy 3.45%
Current 7-day Yield	With subsidy 3.45% Without subsidy 3.39%

Annualized historical yields for the 7-day periods ended December 31, 2005. Effective yield assumes reinvested income. Yields will vary. The yield figures cited represent yield for Class A shares.

Sector Allocation (as of 12/31/2005)

Average Annual Total Returns (For periods ended 12/31/2005)

		Inception Date	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
Class A shares	(w/o sales charge)	9/13/82	2.41%	1.11%	1.51%	3.17%	4.92%
Class B shares	(w/o sales charge)	5/1/96	1.76%	0.84%	1.04%	—	2.82%
	(w/ sales charge)	5/1/96	–1.24%	0.18%	0.85%	—	2.82%
Class C shares	(w/o sales charge)	8/7/00	1.76%	0.84%	1.04%	—	1.34%
	(w/ sales charge)	8/7/00	0.76%	0.84%	1.04%	—	1.34%
Class K shares	(w/o sales charge)	5/15/01	2.00%	0.88%	—	—	0.96%
	(w/ sales charge)	5/15/01	1.00%	0.88%	—	—	0.96%
Lehman Brothers 3 Month T-Bill Index			3.07%	1.83%	2.34%	3.89%	4.10%*
							*Since Class A shares inception

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower.

■  The Guardian Cash Management Fund

Annual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,014.70	$4.32	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class B
Actual	$1,000.00	$1,010.80	$7.45	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Class C
Actual	$1,000.00	$1,010.80	$7.45	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Class K
Actual	$1,000.00	$1,012.60	$6.34	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Park Avenue Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 99.8%
Aerospace and Defense — 3.8%
192,400	Boeing Co.	$13,514,176
98,000	General Dynamics Corp.	11,176,900
162,200	United Technologies Corp.	9,068,602
		33,759,678
Beverages — 1.3%
195,600	PepsiCo., Inc.	11,556,048
Biotechnology — 1.6%
180,400	Amgen, Inc.*	14,226,344
Capital Markets — 3.0%
85,100	Affiliated Managers Group, Inc.*	6,829,275
82,600	Goldman Sachs Group, Inc.	10,548,846
68,800	Lehman Brothers Hldgs., Inc.	8,818,096
		26,196,217
Chemicals — 0.6%
105,700	Rohm & Haas Co.	5,117,994
Commercial Banks — 4.3%
340,100	Bank of America Corp.	15,695,615
424,400	Wachovia Corp.	22,433,784
		38,129,399
Commercial Services and Supplies — 0.6%
130,500	Robert Half Int'l., Inc.	4,944,645
Communications Equipment — 2.3%
790,200	Cisco Systems, Inc.*	13,528,224
163,700	QUALCOMM, Inc.	7,052,196
		20,580,420
Computers and Peripherals — 4.6%
89,200	Apple Computer, Inc.*	6,412,588
823,300	EMC Corp.*	11,213,346
407,400	Hewlett Packard Co.	11,663,862
139,200	Int'l. Business Machines	11,442,240
		40,732,036
Consumer Finance — 1.6%
101,200	American Express Co.	5,207,752
106,400	Capital One Financial Corp.	9,192,960
		14,400,712
Diversified Financial Services — 3.1%
556,766	Citigroup, Inc.	27,019,854
Diversified Telecommunication Services — 3.8%
1,367,697	AT & T, Inc.	33,494,899
Electric Utilities — 1.3%
213,000	Exelon Corp.	11,318,820
Electrical Equipment — 1.6%
230,800	Rockwell Automation, Inc.	13,654,128
Electronic Equipment and Instruments — 0.6%
140,600	Jabil Circuit, Inc.*	5,214,854
Energy Equipment and Services — 1.2%
156,500	Transocean, Inc.*	10,906,485
Food and Staples Retailing — 1.4%
259,200	Wal-Mart Stores, Inc.	12,130,560
Food Products — 3.8%
137,200	Bunge Ltd.	7,766,892
297,500	Dean Foods Co.*	11,203,850
301,400	General Mills, Inc.	14,865,048
		33,835,790

Shares		Value
Health Care Equipment and Supplies — 1.6%
117,100	Fisher Scientific Int'l., Inc.*	$7,243,806
131,600	St. Jude Medical, Inc.*	6,606,320
		13,850,126
Health Care Providers and Services — 2.0%
120,000	McKesson Corp.	6,190,800
189,100	UnitedHealth Group, Inc.	11,750,674
		17,941,474
Hotels, Restaurants and Leisure — 2.2%
573,200	McDonald's Corp.	19,328,304
Household Durables — 1.6%
195,000	KB Home	14,168,700
Household Products — 4.2%
198,700	Colgate-Palmolive Co.	10,898,695
446,500	Procter & Gamble Co.	25,843,420
		36,742,115
Industrial Conglomerates — 2.9%
504,700	General Electric Co.	17,689,735
257,100	Tyco Int'l. Ltd.	7,419,906
		25,109,641
Information Technology Services — 0.7%
110,800	Affiliated Computer Svcs., Inc. – Class A*	6,557,144
Insurance — 4.5%
246,500	Allstate Corp.	13,328,255
275,500	Aon Corp.	9,904,225
195,300	Fidelity National Financial, Inc.	7,185,087
269,700	Genworth Financial, Inc. – Class A	9,326,226
		39,743,793
Internet and Catalog Retail — 0.9%
174,600	eBay, Inc.*	7,551,450
Internet Software and Services — 0.5%
109,500	Yahoo! Inc.*	4,290,210
Machinery — 3.2%
329,600	Caterpillar, Inc.	19,040,992
222,600	Ingersoll-Rand Co. Ltd. – Class A	8,986,362
		28,027,354
Media — 2.6%
640,400	Time Warner, Inc.	11,168,576
359,400	Viacom, Inc. – Class B*	11,716,440
		22,885,016
Multiline Retail — 1.4%
223,200	J.C. Penney Co., Inc.	12,409,920
Multi-Utilities — 0.9%
101,700	Dominion Resources, Inc.	7,851,240
Office Electronics — 0.7%
111,900	Canon, Inc. ADR	6,583,077
Oil, Gas and Consumable Fuels — 7.6%
332,100	Chevron Corp.	18,853,317
162,900	Cimarex Energy Co.*	7,006,329
277,100	ConocoPhillips	16,121,678
307,600	Noble Energy, Inc.	12,396,280
155,500	Occidental Petroleum Corp.	12,421,340
		66,798,944

See notes to financial statements.

■  The Guardian Park Avenue Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Pharmaceuticals — 7.5%
224,100	Abbott Laboratories	$8,836,263
126,500	AstraZeneca PLC ADR	6,147,900
187,740	Johnson & Johnson	11,283,174
712,440	Pfizer, Inc.	16,614,101
495,400	Wyeth	22,823,078
		65,704,516
Road and Rail — 1.6%
195,500	Burlington Northern Santa Fe	13,845,310
Semiconductors and Semiconductor Equipment — 3.1%
704,100	Intel Corp.	17,574,336
291,300	Texas Instruments, Inc.	9,341,991
		26,916,327
Software — 3.1%
165,100	Adobe Systems, Inc.	6,102,096
219,200	BMC Software, Inc.*	4,491,408
652,000	Microsoft Corp.	17,049,800
		27,643,304
Specialty Retail — 1.0%
220,400	Home Depot, Inc.	8,921,792
Thrifts and Mortgage Finance — 2.8%
319,700	Countrywide Financial Corp.	10,930,543
213,700	Federal Home Loan Mortgage Corp.	13,965,295
		24,895,838
Tobacco — 1.6%
190,700	Altria Group, Inc.	14,249,104
Wireless Telecommunication Services — 1.1%
367,200	American Tower Corp.*	9,951,120
	Total Common Stocks (Cost $779,065,996)	879,184,702
Principal Amount		Value
Repurchase Agreement — 0.2%
$1,874,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $1,874,858 at
	4.12%, due 1/3/2006 (1)
	(Cost $1,874,000)	$1,874,000
Total Investments — 100.0% (Cost $780,939,996)		881,058,702
Cash, Receivables, and Other Assets Less Liabilities — 0.0%		8,366
Net Assets — 100%		$881,067,068

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $1,905,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $1,914,525.

Glossary:

ADR — American Depositary Receipt.

See notes to financial statements.

■  The Guardian UBS Large Cap Value Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 95.1%
Aerospace and Defense — 3.0%
26,700	Lockheed Martin Corp.	$1,698,921
19,000	Northrop Grumman Corp.	1,142,090
		2,841,011
Air Freight and Logistics — 1.8%
15,900	FedEx Corp.	1,643,901
Auto Components — 2.8%
14,300	BorgWarner, Inc.	867,009
23,600	Johnson Controls, Inc.	1,720,676
		2,587,685
Automobiles — 0.8%
14,400	Harley-Davidson, Inc.	741,456
Beverages — 1.2%
26,000	Anheuser-Busch Cos., Inc.	1,116,960
Biotechnology — 1.3%
18,800	Cephalon, Inc.*	1,217,112
Building Products — 1.6%
48,800	Masco Corp.	1,473,272
Capital Markets — 7.7%
62,700	Mellon Financial Corp.	2,147,475
68,500	Morgan Stanley	3,886,690
22,500	Northern Trust Corp.	1,165,950
		7,200,115
Commercial Banks — 10.1%
34,556	Bank of America Corp.	1,594,760
57,900	Fifth Third Bancorp	2,183,988
28,300	PNC Financial Svcs. Group	1,749,789
62,600	Wells Fargo & Co.	3,933,158
		9,461,695
Commercial Services and Supplies — 0.9%
50,800	Cendant Corp.	876,300
Diversified Financial Services — 9.3%
100,900	Citigroup, Inc.	4,896,677
96,800	J.P. Morgan Chase & Co.	3,841,992
		8,738,669
Diversified Telecommunication Services — 1.8%
69,200	AT & T, Inc.	1,694,708
Electric Utilities — 6.5%
46,800	American Electric Power, Inc.	1,735,812
43,700	Exelon Corp.	2,322,218
23,400	FirstEnergy Corp.	1,146,366
37,300	Pepco Hldgs., Inc.	834,401
		6,038,797
Energy Equipment and Services — 1.7%
9,600	Baker Hughes, Inc.	583,488
21,900	GlobalSantaFe Corp.	1,054,485
		1,637,973
Food and Staples Retailing — 3.5%
42,000	Costco Wholesale Corp.	2,077,740
63,100	Kroger Co.*	1,191,328
		3,269,068

Shares		Value
Health Care Providers and Services — 3.9%
8,900	Caremark Rx, Inc.*	$460,931
23,900	Medco Health Solutions, Inc.*	1,333,620
30,600	UnitedHealth Group, Inc.	1,901,484
		3,696,035
Information Technology Services — 1.2%
40,000	Accenture Ltd. – Class A	1,154,800
Insurance — 5.2%
46,600	American Int'l. Group, Inc.	3,179,518
19,500	Hartford Financial Svcs. Group, Inc.	1,674,855
		4,854,373
Internet and Catalog Retail — 1.4%
53,900	Expedia, Inc.*	1,291,444
Machinery — 2.1%
22,400	Illinois Tool Works, Inc.	1,970,976
Media — 5.1%
3,662	CCE Spinco, Inc.*	47,972
29,300	Clear Channel Comm., Inc.	921,485
22,800	Omnicom Group, Inc.	1,940,964
56,600	The DIRECTV Group, Inc.*	799,192
36,400	Univision Comm., Inc. – Class A*	1,069,796
		4,779,409
Multi-Utilities — 1.5%
24,600	NiSource, Inc.	513,156
20,100	Sempra Energy	901,284
		1,414,440
Oil, Gas and Consumable Fuels — 6.7%
58,700	Exxon Mobil Corp.	3,297,179
49,100	Marathon Oil Corp.	2,993,627
		6,290,806
Pharmaceuticals — 4.2%
35,200	Bristol-Myers Squibb Corp.	808,896
14,700	Johnson & Johnson	883,470
48,500	Wyeth	2,234,395
		3,926,761
Road and Rail — 2.1%
27,300	Burlington Northern Santa Fe	1,933,386
Software — 2.2%
77,000	Microsoft Corp.	2,013,550
Thrifts and Mortgage Finance — 2.6%
37,500	Federal Home Loan Mortgage Corp.	2,450,625
Wireless Telecommunication Services — 2.9%
115,342	Sprint Nextel Corp.	2,694,389
	Total Common Stocks (Cost $67,270,675)	89,009,716
Exchange-Traded Fund — 3.4%
26,000	S&P Depositary Receipts Trust
	Series I
	exp. 12/31/2099
	(Cost $3,225,239)	$3,237,260

See notes to financial statements.

■  The Guardian UBS Large Cap Value Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Repurchase Agreement — 1.6%
$1,488,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $1,488,681 at
	4.12%, due 1/3/2006 (1)
	(Cost $1,488,000)	$1,488,000
Total Investments — 100.1% (Cost $71,983,914)		93,734,976
Liabilities in Excess of Cash, Receivables and Other Assets — (0.1)%		(135,959)
Net Assets — 100%		$93,599,017

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $1,515,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $1,522,575.

See notes to financial statements.

■  The Guardian Park Avenue Small Cap Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 100.1%
Aerospace and Defense — 1.6%
66,800	AAR Corp.*	$1,599,860
37,900	Aviall, Inc.*	1,091,520
		2,691,380
Air Freight and Logistics — 1.0%
17,900	UTi Worldwide, Inc.	1,661,836
Airlines — 1.2%
72,000	Skywest, Inc.	1,933,920
Auto Components — 0.7%
64,100	American Axle & Mfg. Hldgs., Inc.	1,174,953
Biotechnology — 3.9%
21,200	Albany Molecular Research, Inc.*	257,580
14,000	Alkermes, Inc.*	267,680
6,700	Amylin Pharmaceuticals, Inc.*	267,464
21,800	Cotherix, Inc.*	231,516
12,100	Cubist Pharmaceuticals, Inc.*	257,125
9,100	Digene Corp.*	265,447
14,400	Idenix Pharmaceuticals, Inc.*	246,384
17,500	Illumina, Inc.*	246,750
108,700	Immunicon Corp.*	372,841
46,600	Incyte Corp.*	248,844
16,000	InterMune, Inc.*	268,800
64,000	Keryx Biopharmaceuticals, Inc.*	936,960
4,200	Neurocrine Biosciences, Inc.*	263,466
10,700	Progenics Pharmaceuticals, Inc.*	267,607
44,900	Protein Design Labs., Inc.*	1,276,058
13,600	Serologicals Corp.*	268,464
3,700	United Therapeutics Corp.*	255,744
9,300	Vertex Pharmaceuticals, Inc.*	257,331
		6,456,061
Building Products — 0.6%
36,100	Trex Co., Inc.*	1,012,605
Capital Markets — 5.8%
61,500	Affiliated Managers Group, Inc.*	4,935,375
112,500	Apollo Investment Corp.	2,017,125
65,200	Nuveen Investments	2,778,824
		9,731,324
Chemicals — 3.7%
26,400	Albemarle Corp.	1,012,440
83,600	Georgia Gulf Corp.	2,543,112
26,700	Lubrizol Corp.	1,159,581
76,100	Olin Corp.	1,497,648
		6,212,781
Commercial Banks — 3.5%
34,800	Center Financial Corp.	875,568
48,300	East West Bancorp, Inc.	1,762,467
11,800	Placer Sierra Bancshares	326,978
30,400	Signature Bank*	853,328
21,900	Sterling Bancorp	432,087
26,900	SVB Financial Group*	1,259,996
13,500	Vineyard National Bancorp Co.	416,340
		5,926,764
Commercial Services and Supplies — 6.0%
103,600	Knoll, Inc.	1,772,596
76,800	Korn/Ferry Int'l.*	1,435,392
103,900	Labor Ready, Inc.*	2,163,198
95,000	Resources Connection, Inc.*	2,475,700
36,700	Stericycle, Inc.*	2,160,896
		10,007,782

Shares		Value
Communications Equipment — 2.1%
221,900	Arris Group, Inc.*	$2,101,393
96,100	Polycom, Inc.*	1,470,330
		3,571,723
Computers and Peripherals — 1.4%
71,000	Palm, Inc.*	2,257,800
Diversified Consumer Services — 0.9%
46,700	Universal Technical Institute, Inc.*	1,444,898
Diversified Telecommunication Services — 2.0%
135,400	Iowa Telecom. Svcs., Inc.	2,097,346
105,700	Valor Comm. Group, Inc.	1,204,980
		3,302,326
Electric Utilities — 1.5%
45,300	ITC Hldgs. Corp.	1,272,477
57,700	Weststar Energy, Inc.	1,240,550
		2,513,027
Electronic Equipment and Instruments — 2.5%
100,500	Benchmark Electronics, Inc.*	3,379,815
34,100	Plexus Corp.*	775,434
		4,155,249
Energy Equipment and Services — 1.7%
101,200	Key Energy Svcs., Inc.*	1,363,164
47,500	TETRA Technologies, Inc.*	1,449,700
		2,812,864
Food Products — 3.1%
49,300	Flowers Foods, Inc.	1,358,708
83,000	Hain Celestial Group, Inc.*	1,756,280
81,000	Lance, Inc.	1,509,030
34,000	TreeHouse Foods, Inc.*	636,480
		5,260,498
Health Care Equipment and Supplies — 3.3%
91,600	American Medical Systems Hldgs., Inc.*	1,633,228
48,000	DJ Orthopedics, Inc.*	1,323,840
66,700	Immucor, Inc.*	1,558,112
14,900	Integra LifeSciences Hldgs.*	528,354
19,900	Kensey Nash Corp.*	438,397
		5,481,931
Hotels, Restaurants and Leisure — 2.8%
22,100	Fairmont Hotels & Resorts, Inc.	937,261
34,100	Rare Hospitality Int'l., Inc.*	1,036,299
91,800	Sonic Corp.*	2,708,100
		4,681,660
Household Durables — 4.3%
20,400	Meritage Homes Corp.*	1,283,568
42,300	Snap-On, Inc.	1,588,788
60,200	Standard Pacific Corp.	2,215,360
78,100	WCI Communities, Inc.*	2,096,985
		7,184,701
Insurance — 3.0%
53,700	Endurance Specialty Hldgs. Ltd.	1,925,145
73,200	Hanover Insurance Group, Inc.	3,057,564
		4,982,709
Internet and Catalog Retail — 1.5%
131,700	Insight Enterprises, Inc.*	2,582,637
Internet Software and Services — 0.5%
37,700	WebEx Comm., Inc.*	815,451

See notes to financial statements.

■  The Guardian Park Avenue Small Cap Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Machinery — 1.0%
55,400	Watts Water Technologies, Inc.	$1,678,066
Media — 1.1%
112,100	Gray Television, Inc.	1,100,822
64,200	Lin TV Corp.*	715,188
		1,816,010
Metals and Mining — 1.0%
64,800	Century Aluminum Co.*	1,698,408
Oil, Gas and Consumable Fuels — 6.2%
47,900	Alon USA Energy, Inc.*	941,235
38,400	Bill Barrett Corp.*	1,482,624
38,900	Cimarex Energy Co.*	1,673,089
59,600	DCP Midstream Partners LP*	1,459,008
40,500	Goodrich Petroleum Corp.*	1,018,575
211,600	Int'l. Coal Group, Inc.*	2,010,200
32,200	Teekay LNG Partners LP	953,764
25,300	TEPPCO Partners LP	881,452
		10,419,947
Personal Products — 0.6%
74,800	Playtex Products, Inc.*	1,022,516
Pharmaceuticals — 1.7%
66,000	Barrier Therapeutics, Inc.*	541,200
226,800	Discovery Laboratories, Inc.*	1,515,024
49,250	Salix Pharmaceuticals Ltd.*	865,815
		2,922,039
Real Estate — 5.7%
11,000	Alexandria Real Estate Equities	885,500
13,800	Federal Realty Investment Trust	836,970
22,100	Home Pptys., Inc.	901,680
45,400	Reckson Assocs. Realty Corp.	1,633,492
69,900	Redwood Trust, Inc.	2,884,074
84,300	Tanger Factory Outlet Centers, Inc.	2,422,782
		9,564,498
Road and Rail — 1.0%
83,300	Werner Enterprises, Inc.	1,641,010
Semiconductors and Semiconductor Equipment — 5.7%
130,600	Cypress Semiconductor Corp.*	1,861,050
109,800	Netlogic Microsystems, Inc.*	2,990,952
148,900	Silicon Image, Inc.*	1,347,545
76,500	Varian Semiconductor Equipment Assoc., Inc.*	3,360,645
		9,560,192
Software — 7.7%
57,500	Blackboard, Inc.*	1,666,350
73,700	FactSet Research Systems, Inc.	3,033,492
276,100	Informatica Corp.*	3,313,200
130,400	Internet Security Systems, Inc.*	2,731,880
340,000	Parametric Technology Corp.*	2,074,000
		12,818,922
Specialty Retail — 4.1%
54,000	Aeropostale, Inc.*	1,420,200
87,400	bebe stores, inc.	1,226,222
289,200	Blockbuster, Inc. – Class A	1,084,500
33,700	Build-A-Bear Workshop, Inc.*	998,868
43,600	The Sports Authority, Inc.*	1,357,268
17,400	Zumiez, Inc.*	752,028
		6,839,086

Shares		Value
Thrifts and Mortgage Finance — 4.2%
194,000	BankAtlantic Bancorp, Inc.	$2,716,000
36,500	BankUnited Financial Corp.	969,805
152,000	Commercial Capital Bancorp, Inc.	2,602,240
14,800	Triad Guaranty, Inc.*	651,052
		6,939,097
Trading Companies and Distributors — 1.5%
67,600	Hughes Supply, Inc.	2,423,460
	Total Common Stocks (Cost $155,071,779)	167,200,131
Principal Amount		Value
Repurchase Agreement — 0.8%
$1,395,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $1,395,639 at
	4.12%, due 1/3/2006 (1)
	(Cost $1,395,000)	$1,395,000
Total Investments — 100.9% (Cost $156,466,779)		168,595,131
Liabilities in Excess of Cash, Receivables and Other Assets — (0.9)%		(1,566,393)
Net Assets — 100%		$167,028,738

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $1,420,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $1,427,100.

See notes to financial statements.

■  The Guardian UBS Small Cap Value Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 96.0%
Aerospace and Defense — 3.3%
20,800	Esterline Technologies Corp.*	$773,552
18,900	Triumph Group, Inc.*	691,929
		1,465,481
Airlines — 3.0%
46,100	AMR Corp.*	1,024,803
47,900	Pinnacle Airlines Corp.*	319,493
		1,344,296
Auto Components — 1.4%
33,900	American Axle & Mfg. Hldgs., Inc.	621,387
Automobiles — 1.1%
14,700	Winnebago Inds., Inc.	489,216
Biotechnology — 0.8%
18,700	Alkermes, Inc.*	357,544
700	Keryx Biopharmaceuticals, Inc.*	10,248
		367,792
Building Products — 2.3%
15,600	American Woodmark Corp.	386,724
22,700	Trex Co., Inc.*	636,735
		1,023,459
Capital Markets — 3.1%
50,400	Apollo Investment Corp.	903,672
14,400	Lazard Ltd.	459,360
		1,363,032
Chemicals — 2.3%
16,800	Airgas, Inc.	552,720
10,900	Lubrizol Corp.	473,387
		1,026,107
Commercial Banks — 6.0%
21,800	Boston Private Financial Hldgs., Inc.	663,156
36,300	Colonial BancGroup, Inc.	864,666
7,700	Cullen/Frost Bankers, Inc.	413,336
27,600	South Financial Group, Inc.	760,104
		2,701,262
Commercial Services and Supplies — 4.0%
44,100	Coinstar, Inc.*	1,006,803
27,900	McGrath Rentcorp	775,620
		1,782,423
Communications Equipment — 3.0%
16,100	Harris Corp.	692,461
16,500	Plantronics, Inc.	466,950
14,300	Tekelec*	198,770
		1,358,181
Containers and Packaging — 0.9%
46,800	Caraustar Inds., Inc.*	406,692
Diversified Consumer Services — 1.6%
26,000	Jackson Hewitt Tax Svc., Inc.	720,460
Diversified Telecommunication Services — 0.5%
6,600	Neustar, Inc.*	201,234
Electric Utilities — 1.5%
25,600	Hawaiian Electric Inds., Inc.	663,040
Electrical Equipment — 3.4%
34,300	Regal-Beloit Corp.	1,214,220
26,900	Ultralife Batteries, Inc.*	322,800
		1,537,020

Shares		Value
Electronic Equipment and Instruments — 1.6%
36,700	Newport Corp.*	$496,918
8,700	Park Electrochemical Corp.	226,026
		722,944
Energy Equipment and Services — 3.1%
19,300	Oceaneering Int'l., Inc.*	960,754
14,200	Offshore Logistics, Inc.*	414,640
		1,375,394
Gas Utilities — 3.2%
16,500	AGL Resources, Inc.	574,365
23,400	Equitable Resources, Inc.	858,546
		1,432,911
Health Care Equipment and Supplies — 4.0%
32,700	Candela Corp.*	472,188
19,600	Cooper Cos., Inc.	1,005,480
3,300	Diagnostic Prods. Corp.	160,215
3,500	Dionex Corp.*	171,780
		1,809,663
Health Care Providers and Services — 4.0%
14,800	LifePoint Hospitals, Inc.*	555,000
24,100	Molina Healthcare, Inc.*	642,024
27,800	Odyssey Healthcare, Inc.*	518,192
6,700	Option Care, Inc.	89,512
		1,804,728
Household Durables — 6.5%
31,900	Comstock Homebuilding Cos., Inc.*	450,109
21,200	Lenox Group, Inc.*	280,688
10,300	Lifetime Brands, Inc.	212,901
11,300	Ryland Group, Inc.	815,069
8,300	Snap-On, Inc.	311,748
30,800	Tempur-Pedic Int'l., Inc.*	354,200
18,400	The Yankee Candle Co., Inc.	471,040
		2,895,755
Information Technology Services — 1.1%
36,900	Bearingpoint, Inc.*	290,034
22,200	SM&A*	182,706
		472,740
Insurance — 6.1%
9,400	AmerUs Group Co.	532,698
47,800	KMG America Corp.*	438,804
23,900	National Financial Partners Corp.	1,255,945
30,900	Seabright Insurance Hldgs.*	513,867
		2,741,314
Internet Software and Services — 1.1%
25,600	iVillage, Inc.*	205,312
94,400	Tumbleweed Comm. Corp.*	290,752
		496,064
Machinery — 2.9%
16,000	Gardner Denver, Inc.*	788,800
7,300	Harsco Corp.	492,823
		1,281,623
Media — 3.7%
18,100	ADVO, Inc.	510,058
42,900	Radio One, Inc.*	444,015
24,300	Saga Comm., Inc.*	264,141
48,000	Sinclair Broadcast Group, Inc.	441,600
		1,659,814

See notes to financial statements.

■  The Guardian UBS Small Cap Value Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Oil, Gas and Consumable Fuels — 2.3%
13,100	Cimarex Energy Co.*	$563,431
34,400	NGP Capital Resources Co.	451,672
		1,015,103
Personal Products — 2.3%
14,300	Chattem, Inc.*	520,377
29,200	Nu Skin Enterprises, Inc.	513,336
		1,033,713
Pharmaceuticals — 0.8%
23,400	Connetics Corp.*	338,130
Real Estate — 2.8%
19,007	Government Pptys. Trust, Inc.*	177,335
18,800	LaSalle Hotel Pptys.	690,336
15,100	Thornburg Mortgage, Inc.	395,620
		1,263,291
Road and Rail — 2.6%
4,950	Genesee & Wyoming, Inc.*	185,873
9,700	Landstar System, Inc.	404,878
12,500	Yellow Roadway Corp.*	557,625
		1,148,376
Semiconductors and Semiconductor Equipment — 0.5%
41,600	Monolithic System Technology, Inc.*	228,800
Software — 0.5%
7,900	Reynolds & Reynolds Co.	221,753
Specialty Retail — 3.4%
25,200	Movie Gallery, Inc.	141,372
26,500	Petco Animal Supplies, Inc.*	581,675
25,500	The Sports Authority, Inc.*	793,815
		1,516,862
Textiles, Apparel and Luxury Goods — 0.7%
18,300	Movado Group, Inc.	334,890
Thrifts and Mortgage Finance — 3.6%
6,000	Accredited Home Lenders Hldg. Co.*	297,480
13,900	IndyMac Bancorp, Inc.	542,378
85,800	Ocwen Financial Corp.*	746,460
		1,586,318
Wireless Telecommunication Services — 1.0%
51,300	InPhonic, Inc.*	445,797
	Total Common Stocks (Cost $36,766,184)	42,897,065
Exchange-Traded Fund — 1.3%
9,000	iShares Russell 2000 Value
	Index Fund
	(Cost $596,091)	$593,370

Principal Amount		Value
Repurchase Agreement — 2.7%
$1,201,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $1,201,550 at
	4.12%, due 1/3/2006 (1)
	(Cost $1,201,000)	$1,201,000
Total Investments — 100.0% (Cost $38,563,275)		44,691,435
Cash, Receivables, and Other Assets Less Liabilities — 0.0%		946
Net Assets — 100%		$44,692,381

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $1,220,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $1,226,100.

See notes to financial statements.

■  The Guardian Asset Allocation Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 4.4%
Aerospace and Defense — 0.1%
444	Boeing Co.	$31,186
536	Honeywell Int'l., Inc.	19,966
446	Lockheed Martin Corp.	28,379
312	Northrop Grumman Corp.	18,754
424	Raytheon Co.	17,024
636	United Technologies Corp.	35,559
		150,868
Air Freight and Logistics — 0.0%
619	United Parcel Svc., Inc. – Class B	46,518
Automobiles — 0.1%
2,735	Ford Motor Co.	21,114
338	General Motors Corp.	6,564
619	Harley-Davidson, Inc.	31,872
		59,550
Beverages — 0.1%
538	Anheuser-Busch Cos., Inc.	23,113
1,095	Coca-Cola Co.	44,139
967	PepsiCo., Inc.	57,130
		124,382
Biotechnology — 0.1%
742	Amgen, Inc.*	58,514
417	Biogen Idec, Inc.*	18,903
435	Chiron Corp.*	19,340
426	MedImmune, Inc.*	14,918
		111,675
Building Products — 0.0%
508	Masco Corp.	15,337
Capital Markets — 0.1%
194	Ameriprise Financial, Inc.	7,954
347	Bank of New York, Inc.	11,052
48	Charles Schwab Corp.	704
300	Goldman Sachs Group, Inc.	38,313
80	Lehman Brothers Hldgs., Inc.	10,254
756	Mellon Financial Corp.	25,893
410	Merrill Lynch & Co., Inc.	27,769
452	Morgan Stanley	25,647
57	State Street Corp.	3,160
		150,746
Chemicals — 0.1%
567	Dow Chemical Co.	24,846
335	E.I. Du Pont de Nemours & Co.	14,238
385	Monsanto Co.	29,849
574	PPG Inds., Inc.	33,235
170	Rohm & Haas Co.	8,231
		110,399
Commercial Banks — 0.3%
2,794	Bank of America Corp.	128,943
872	BB&T Corp.	36,546
617	Fifth Third Bancorp	23,273
1,410	KeyCorp	46,431
712	U.S. Bancorp	21,282
1,292	Wachovia Corp.	68,295
750	Wells Fargo & Co.	47,122
		371,892

Shares		Value
Commercial Services and Supplies — 0.0%
796	Cendant Corp.	$13,731
307	Cintas Corp.	12,642
269	PHH Corp.*	7,537
479	Waste Management, Inc.	14,538
		48,448
Communications Equipment — 0.1%
2,325	Cisco Systems, Inc.*	39,804
1,682	Corning, Inc.*	33,068
2,075	Motorola, Inc.	46,874
968	QUALCOMM, Inc.	41,702
		161,448
Computers and Peripherals — 0.2%
776	Dell, Inc.*	23,272
2,986	EMC Corp.*	40,669
1,615	Hewlett Packard Co.	46,238
866	Int'l. Business Machines	71,185
6,516	Sun Microsystems, Inc.*	27,302
		208,666
Consumer Finance — 0.1%
972	American Express Co.	50,019
146	Capital One Financial Corp.	12,614
1,450	MBNA Corp.	39,368
865	SLM Corp.	47,653
		149,654
Distributors — 0.0%
667	Genuine Parts Co.	29,295
Diversified Financial Services — 0.1%
3,073	Citigroup, Inc.	149,133
466	J.P. Morgan Chase & Co.	18,495
		167,628
Diversified Telecommunication Services — 0.1%
2,350	AT & T, Inc.	57,551
1,378	BellSouth Corp.	37,344
1,371	Verizon Comm.	41,295
		136,190
Electric Utilities — 0.1%
505	Entergy Corp.	34,668
250	Exelon Corp.	13,285
728	FPL Group, Inc.	30,256
495	Progress Energy, Inc.	21,740
1,250	Southern Co.	43,163
		143,112
Electrical Equipment — 0.0%
424	Cooper Inds. Ltd. – Class A	30,952
Electronic Equipment and Instruments — 0.0%
2,123	Solectron Corp.*	7,770
Energy Equipment and Services — 0.1%
705	Baker Hughes, Inc.	42,850
581	Schlumberger Ltd.	56,444
		99,294
Food and Staples Retailing — 0.1%
840	Albertson's, Inc.	17,934
1,240	CVS Corp.	32,761
1,009	Kroger Co.*	19,050
699	Safeway, Inc.	16,538
1,295	Wal-Mart Stores, Inc.	60,606
		146,889

See notes to financial statements.

■  The Guardian Asset Allocation Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Food Products — 0.1%
994	Archer-Daniels-Midland Co.	$24,512
321	Campbell Soup Co.	9,556
162	ConAgra Foods, Inc.	3,285
128	General Mills, Inc.	6,313
224	H.J. Heinz Co.	7,553
234	Hershey Co. (The)	12,929
512	Kellogg Co.	22,129
369	W.M. Wrigley Jr. Co.	24,535
		110,812
Health Care Equipment and Supplies — 0.1%
328	Baxter Int'l., Inc.	12,349
22	Becton Dickinson & Co., Inc.	1,322
632	Boston Scientific Corp.*	15,477
272	C.R. Bard, Inc.	17,930
956	Medtronic, Inc.	55,037
584	St. Jude Medical, Inc.*	29,317
588	Stryker Corp.	26,125
384	Zimmer Hldgs., Inc.*	25,897
		183,454
Health Care Providers and Services — 0.1%
596	AmerisourceBergen Corp.	24,674
246	Cigna Corp.	27,478
306	HCA, Inc.	15,453
1,529	Health Management Assoc., Inc. – Class A	33,577
378	McKesson Corp.	19,501
1,512	Tenet Healthcare Corp.*	11,582
258	WellPoint, Inc.*	20,586
		152,851
Hotels, Restaurants and Leisure — 0.1%
90	Carnival Corp.	4,812
551	McDonald's Corp.	18,580
1,286	Starbucks Corp.*	38,593
		61,985
Household Products — 0.1%
614	Clorox Co.	34,930
55	Kimberly-Clark Corp.	3,281
1,874	Procter & Gamble Co.	108,467
		146,678
Independent Power Producers and Energy Traders — 0.0%
1,368	AES Corp.*	21,655
404	Duke Energy Corp.	11,090
184	TXU Corp.	9,235
		41,980
Industrial Conglomerates — 0.2%
636	3M Co.	49,290
5,003	General Electric Co.	175,355
1,024	Tyco Int'l. Ltd.	29,553
		254,198
Information Technology Services — 0.1%
242	Automatic Data Processing, Inc.	11,105
1,125	Electronic Data Systems Corp.	27,045
116	First Data Corp.	4,989
957	Paychex, Inc.	36,481
108	Sabre Hldgs. Corp. – Class A	2,604
		82,224

Shares		Value
Insurance — 0.2%
153	AFLAC, Inc.	$7,102
408	Allstate Corp.	22,061
1,615	American Int'l. Group, Inc.	110,191
181	Chubb Corp.	17,675
186	Loews Corp.	17,642
664	Marsh & McLennan Cos., Inc.	21,089
884	MetLife, Inc.	43,316
253	Progressive Corp.	29,545
687	St. Paul Travelers Cos., Inc.	30,688
		299,309
Internet Software and Services — 0.0%
784	Yahoo! Inc.*	30,717
Leisure Equipment and Products — 0.0%
849	Eastman Kodak Co.	19,867
1,448	Mattel, Inc.	22,907
		42,774
Machinery — 0.0%
452	Caterpillar, Inc.	26,112
391	Deere & Co.	26,631
		52,743
Media — 0.2%
230	CCE Spinco, Inc.*	3,013
1,846	Clear Channel Comm., Inc.	58,057
1,017	Comcast Corp. – Class A*	26,401
429	Gannett Co., Inc.	25,985
495	New York Times Co. – Class A	13,093
2,712	Time Warner, Inc.	47,297
77	Tribune Co.	2,330
749	Viacom, Inc. – Class B*	24,417
967	Walt Disney Co.	23,179
		223,772
Metals and Mining — 0.0%
1,064	Alcoa, Inc.	31,462
Multiline Retail — 0.1%
702	Kohl's Corp.*	34,117
481	Target Corp.	26,441
		60,558
Multi-Utilities — 0.0%
82	Public Svc. Enterprise Group, Inc.	5,328
Oil, Gas and Consumable Fuels — 0.3%
206	Anadarko Petroleum Corp.	19,518
294	Burlington Resources, Inc.	25,343
1,774	Chevron Corp.	100,710
966	ConocoPhillips	56,202
1,936	El Paso Corp.	23,542
3,898	Exxon Mobil Corp.	218,951
		444,266
Personal Products — 0.0%
852	Avon Products, Inc.	24,325
Pharmaceuticals — 0.2%
216	Allergan, Inc.	23,319
962	Bristol-Myers Squibb Corp.	22,107
449	Eli Lilly & Co.	25,409
1,772	Johnson & Johnson	106,497
979	King Pharmaceuticals, Inc.*	16,564
4,515	Pfizer, Inc.	105,290
475	Schering-Plough Corp.	9,904
		309,090

See notes to financial statements.

■  The Guardian Asset Allocation Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Real Estate — 0.0%
483	Plum Creek Timber Co., Inc.	$17,412
472	Simon Ppty. Group, Inc.	36,170
		53,582
Road and Rail — 0.1%
552	Burlington Northern Santa Fe	39,092
374	Union Pacific Corp.	30,111
		69,203
Semiconductors and Semiconductor Equipment — 0.2%
54	Analog Devices, Inc.	1,937
548	Applied Materials, Inc.	9,831
288	Broadcom Corp. – Class A*	13,579
670	Freescale Semiconductor, Inc. – Class B*	16,864
3,330	Intel Corp.	83,117
1,048	KLA-Tencor Corp.	51,698
249	Linear Technology Corp.	8,981
494	Maxim Integrated Products, Inc.	17,903
702	Micron Technology, Inc.*	9,344
1,503	Texas Instruments, Inc.	48,201
		261,455
Software — 0.2%
1,104	Adobe Systems, Inc.	40,804
490	Computer Associates Int'l., Inc.	13,813
5,145	Microsoft Corp.	134,542
2,830	Siebel Systems, Inc.	29,941
1,479	Symantec Corp.*	25,883
		244,983
Specialty Retail — 0.1%
716	Bed, Bath & Beyond, Inc.*	25,883
645	Best Buy Co., Inc.	28,045
943	Home Depot, Inc.	38,173
315	Lowe's Cos., Inc.	20,998
648	Staples, Inc.	14,716
247	The Gap, Inc.	4,357
		132,172
Textiles, Apparel and Luxury Goods — 0.0%
455	NIKE, Inc. – Class B	39,489
Thrifts and Mortgage Finance — 0.0%
350	Federal National Mortgage Assn.	17,084
645	Washington Mutual, Inc.	28,057
		45,141
Tobacco — 0.1%
1,216	Altria Group, Inc.	90,860
509	UST, Inc.	20,782
		111,642
Wireless Telecommunication Services — 0.1%
364	ALLTEL Corp.	22,968
1,710	Sprint Nextel Corp.	39,946
		62,914
	Total Common Stocks (Cost $6,020,837)	6,049,820
Mutual Fund — 92.5%
Equity — 92.5%
14,890,483	The Guardian S&P 500 Index Fund,
	Class A†(1)
	(Cost $128,834,860)	$127,313,627

Principal Amount		Value
U.S. Government Securities — 0.3%
U.S. Treasury Bills — 0.3%
	U.S. Treasury Bills
$150,000	3.745% due 1/19/2006 (2)	$149,719
300,000	3.808% due 3/16/2006 (2)	297,652
	Total U.S. Government Securities (Cost $447,371)	447,371
Repurchase Agreement — 3.1%
$4,239,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $4,240,941 at
	4.12%, due 1/3/2006 (3)
	(Cost $4,239,000)	$4,239,000
Total Investments — 100.3% (Cost $139,542,068)		138,049,818
Liabilities in Excess of Cash, Receivables and Other Assets — (0.3)%		(428,796)
Net Assets — 100%		$137,621,022

  *  Non-income producing security.

  †  The Guardian S&P 500 Index Fund financial statements and financial highlights are included herein.

  (1)  Majority-owned subsidiary.

  (2)  The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

  (3)  The repurchase agreement is fully collateralized by $4,305,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $4,326,525.

Contracts	Description	Expiration	Unrealized Appreciation
Sold Futures Contracts
26	S&P 500 Index	3/2006	$80,082

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 98.3%
Aerospace and Defense — 2.2%
12,788	Boeing Co.	$898,229
3,125	General Dynamics Corp.	356,406
2,343	Goodrich Corp.	96,297
13,224	Honeywell Int'l., Inc.	492,594
1,600	L-3 Comm. Hldgs., Inc.	118,960
6,804	Lockheed Martin Corp.	432,939
5,740	Northrop Grumman Corp.	345,032
6,629	Raytheon Co.	266,154
2,645	Rockwell Collins, Inc.	122,913
15,510	United Technologies Corp.	867,164
		3,996,688
Air Freight and Logistics — 1.0%
4,550	FedEx Corp.	470,425
810	Ryder Systems, Inc.	33,226
17,015	United Parcel Svc., Inc. – Class B	1,278,677
		1,782,328
Airlines — 0.1%
12,232	Southwest Airlines Co.	200,972
Auto Components — 0.2%
945	Cooper Tire & Rubber Co.	14,477
2,085	Dana Corp.	14,970
4,365	Goodyear Tire & Rubber Co.*	75,864
2,858	Johnson Controls, Inc.	208,377
1,852	Visteon Corp.*	11,594
		325,282
Automobiles — 0.4%
33,159	Ford Motor Co.	255,987
8,879	General Motors Corp.	172,430
4,838	Harley-Davidson, Inc.	249,109
		677,526
Beverages — 2.1%
11,891	Anheuser-Busch Cos., Inc.	510,837
1,990	Brown-Forman Corp. – Class B	137,947
35,832	Coca-Cola Co.	1,444,388
4,764	Coca-Cola Enterprises, Inc.	91,326
3,100	Constellation Brands, Inc. – Class A*	81,313
1,325	Molson Coors Brewing Co. – Class B	88,762
25,965	PepsiCo., Inc.	1,534,012
2,459	The Pepsi Bottling Group, Inc.	70,352
		3,958,937
Biotechnology — 1.5%
20,158	Amgen, Inc.*	1,589,660
3,019	Applera Corp. – Applied Biosystems Group	80,185
5,322	Biogen Idec, Inc.*	241,246
2,723	Chiron Corp.*	121,064
4,379	Genzyme Corp.*	309,946
6,600	Gilead Sciences, Inc.*	347,358
3,661	MedImmune, Inc.*	128,208
		2,817,667
Building Products — 0.2%
3,186	American Standard Cos., Inc.	127,281
7,483	Masco Corp.	225,912
		353,193
Capital Markets — 3.2%
3,930	Ameriprise Financial, Inc.	161,130
11,877	Bank of New York, Inc.	378,282
2,989	Bear Stearns Cos., Inc.	345,319

Shares		Value
19,889	Charles Schwab Corp.	$291,772
5,500	E*TRADE Financial Corp.*	114,730
1,600	Federated Investors, Inc. – Class B	59,264
2,401	Franklin Resources, Inc.	225,718
7,766	Goldman Sachs Group, Inc.	991,796
3,184	Janus Capital Group, Inc.	59,318
4,199	Lehman Brothers Hldgs., Inc.	538,186
6,309	Mellon Financial Corp.	216,083
15,654	Merrill Lynch & Co., Inc.	1,060,245
16,508	Morgan Stanley	936,664
3,195	Northern Trust Corp.	165,565
5,114	State Street Corp.	283,520
1,728	T. Rowe Price Group, Inc.	124,468
		5,952,060
Chemicals — 1.6%
3,281	Air Products & Chemicals, Inc.	194,202
966	Ashland, Inc.	55,931
15,665	Dow Chemical Co.	686,440
15,109	E.I. Du Pont de Nemours & Co.	642,133
1,083	Eastman Chemical Co.	55,872
4,653	Ecolab, Inc.	168,764
1,823	Engelhard Corp.	54,964
1,497	Hercules, Inc.*	16,916
1,377	Int'l. Flavors & Fragrances, Inc.	46,130
4,436	Monsanto Co.	343,923
2,774	PPG Inds., Inc.	160,615
5,132	Praxair, Inc.	271,791
3,834	Rohm & Haas Co.	185,642
1,093	Sigma-Aldrich	69,176
		2,952,499
Commercial Banks — 5.7%
5,373	AmSouth Bancorporation	140,826
65,476	Bank of America Corp.	3,021,717
8,563	BB&T Corp.	358,875
2,548	Comerica, Inc.	144,625
1,900	Compass Bancshares, Inc.	91,751
9,346	Fifth Third Bancorp	352,531
1,845	First Horizon Nat'l. Corp.	70,922
3,600	Huntington Bancshares, Inc.	85,500
6,165	KeyCorp	203,013
1,800	M & T Bank Corp.	196,290
3,714	Marshall & Ilsley Corp.	159,851
11,065	National City Corp.	371,452
7,607	North Fork Bancorporation, Inc.	208,128
4,177	PNC Financial Svcs. Group	258,264
7,283	Regions Financial Corp.	248,787
5,676	SunTrust Banks, Inc.	412,986
4,926	Synovus Financial Corp.	133,051
30,104	U.S. Bancorp	899,809
26,414	Wachovia Corp.	1,396,244
25,987	Wells Fargo & Co.	1,632,763
1,438	Zions Bancorporation	108,655
		10,496,040
Commercial Services and Supplies — 0.7%
4,995	Allied Waste Inds., Inc.*	43,656
1,581	Avery Dennison Corp.	87,382
15,262	Cendant Corp.	263,269
2,425	Cintas Corp.	99,862
2,052	Equifax, Inc.	78,017
1,707	Monster Worldwide, Inc.*	69,680
3,634	Pitney Bowes, Inc.	153,536
4,423	R.R. Donnelley & Sons Co.	151,311

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
2,547	Robert Half Int'l., Inc.	$96,506
8,974	Waste Management, Inc.	272,361
		1,315,580
Communications Equipment — 2.6%
1,590	ADC Telecomm., Inc.*	35,521
2,400	Andrew Corp.*	25,752
6,102	Avaya, Inc.*	65,109
10,503	CIENA Corp.*	31,194
103,242	Cisco Systems, Inc.*	1,767,503
2,380	Comverse Technology, Inc.*	63,284
23,897	Corning, Inc.*	469,815
36,234	JDS Uniphase Corp.*	85,512
67,556	Lucent Technologies, Inc.*	179,699
39,925	Motorola, Inc.	901,906
25,104	QUALCOMM, Inc.	1,081,480
2,311	Scientific Atlanta, Inc.	99,535
5,897	Tellabs, Inc.*	64,277
		4,870,587
Computers and Peripherals — 3.6%
13,769	Apple Computer, Inc.*	989,853
38,726	Dell, Inc.*	1,161,393
36,868	EMC Corp.*	502,142
4,621	Gateway, Inc.*	11,599
46,798	Hewlett Packard Co.	1,339,827
26,281	Int'l. Business Machines	2,160,298
1,823	Lexmark Int'l. Group, Inc. – Class A*	81,725
2,758	NCR Corp.*	93,607
5,702	Network Appliance, Inc.*	153,954
1,349	QLogic Corp.*	43,856
54,932	Sun Microsystems, Inc.*	230,165
		6,768,419
Construction and Engineering — 0.1%
1,550	Fluor Corp.	119,753
Construction Materials — 0.1%
1,439	Vulcan Materials Co.	97,492
Consumer Finance — 1.2%
19,651	American Express Co.	1,011,240
3,450	Capital One Financial Corp.	298,080
19,217	MBNA Corp.	521,742
7,101	SLM Corp.	391,194
		2,222,256
Containers and Packaging — 0.2%
1,626	Ball Corp.	64,585
1,504	Bemis Co., Inc.	41,916
2,261	Pactiv Corp.*	49,742
2,781	Sealed Air Corp.*	156,209
1,394	Temple-Inland, Inc.	62,521
		374,973
Distributors — 0.1%
2,486	Genuine Parts Co.	109,185
Diversified Consumer Services — 0.2%
2,845	Apollo Group, Inc. – Class A*	172,009
5,208	H & R Block, Inc.	127,856
		299,865
Diversified Financial Services — 3.7%
3,200	CIT Group, Inc.	165,696
80,462	Citigroup, Inc.	3,904,821
57,653	J.P. Morgan Chase & Co.	2,288,248

Shares		Value
4,718	Moody's Corp.	$289,779
5,116	Principal Financial Group, Inc.	242,652
		6,891,196
Diversified Telecommunication Services — 2.2%
64,567	AT & T, Inc.	1,581,246
28,012	BellSouth Corp.	759,125
1,992	CenturyTel, Inc.	66,055
6,319	Citizens Comm. Co.	77,281
30,623	Qwest Comm. Int'l., Inc.*	173,020
44,585	Verizon Comm.	1,342,900
		3,999,627
Electric Utilities — 1.5%
2,653	Allegheny Energy, Inc.*	83,967
6,284	American Electric Power, Inc.	233,074
2,886	CiNergy Corp.	122,540
5,948	Edison Int'l.	259,392
3,618	Entergy Corp.	248,376
11,404	Exelon Corp.	606,009
5,049	FirstEnergy Corp.	247,350
5,814	FPL Group, Inc.	241,630
1,212	Pinnacle West Capital Corp.	50,116
5,384	PPL Corp.	158,290
4,069	Progress Energy, Inc.	178,710
12,246	Southern Co.	422,854
		2,852,308
Electrical Equipment — 0.4%
2,786	American Power Conversion Corp.	61,292
1,359	Cooper Inds. Ltd. – Class A	99,207
6,564	Emerson Electric Co.	490,331
2,645	Rockwell Automation, Inc.	156,478
		807,308
Electronic Equipment and Instruments — 0.3%
7,382	Agilent Technologies, Inc.*	245,747
2,726	Jabil Circuit, Inc.*	101,107
2,802	Molex, Inc.	72,712
7,816	Sanmina-SCI Corp.*	33,296
12,349	Solectron Corp.*	45,197
3,132	Symbol Technologies, Inc.	40,152
1,336	Tektronix, Inc.	37,689
		575,900
Energy Equipment and Services — 1.6%
5,434	B.J. Svcs. Co.	199,265
5,564	Baker Hughes, Inc.	338,180
8,090	Halliburton Co.	501,256
2,392	Nabors Inds., Inc.*	181,194
2,600	National-Oilwell Varco, Inc.*	163,020
2,008	Noble Corp.	141,644
1,317	Rowan Cos., Inc.	46,938
9,803	Schlumberger Ltd.	952,361
5,572	Transocean, Inc.*	388,313
4,000	Weatherford Int'l. Ltd.*	144,800
		3,056,971
Food and Staples Retailing — 2.3%
5,902	Albertson's, Inc.	126,008
7,059	Costco Wholesale Corp.	349,209
12,602	CVS Corp.	332,945
11,800	Kroger Co.*	222,784
7,230	Safeway, Inc.	171,062
1,885	Supervalu, Inc.	61,225

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
9,731	Sysco Corp.	$302,147
41,052	Wal-Mart Stores, Inc.	1,921,233
15,872	Walgreen Co.	702,495
		4,189,108
Food Products — 1.1%
9,568	Archer-Daniels-Midland Co.	235,947
4,269	Campbell Soup Co.	127,088
8,628	ConAgra Foods, Inc.	174,976
5,846	General Mills, Inc.	288,325
5,823	H.J. Heinz Co.	196,351
2,920	Hershey Co. (The)	161,330
6,444	Kellogg Co.	278,510
1,968	McCormick & Co., Inc.	60,850
12,269	Sara Lee Corp.	231,884
3,000	Tyson Foods, Inc. – Class A	51,300
3,730	W.M. Wrigley Jr. Co.	248,008
		2,054,569
Gas Utilities — 0.0%
674	NICOR, Inc.	26,495
527	Peoples Energy Corp.	18,482
		44,977
Health Care Equipment and Supplies — 2.1%
755	Bausch & Lomb, Inc.	51,265
9,370	Baxter Int'l., Inc.	352,780
3,689	Becton Dickinson & Co., Inc.	221,635
3,846	Biomet, Inc.	140,648
10,182	Boston Scientific Corp.*	249,357
1,442	C.R. Bard, Inc.	95,057
1,700	Fisher Scientific Int'l., Inc.*	105,162
5,722	Guidant Corp.	370,499
2,380	Hospira, Inc.*	101,816
20,480	Medtronic, Inc.	1,179,034
653	Millipore Corp.*	43,124
2,010	PerkinElmer, Inc.	47,356
5,634	St. Jude Medical, Inc.*	282,827
4,894	Stryker Corp.	217,440
2,568	Thermo Electron Corp.*	77,374
2,045	Waters Corp.*	77,301
3,813	Zimmer Hldgs., Inc.*	257,149
		3,869,824
Health Care Providers and Services — 3.1%
4,672	Aetna, Inc.	440,616
3,708	AmerisourceBergen Corp.	153,511
6,958	Cardinal Health, Inc.	478,363
6,800	Caremark Rx, Inc.*	352,172
2,221	Cigna Corp.	248,086
3,000	Coventry Health Care, Inc.*	170,880
2,330	Express Scripts, Inc.*	195,254
7,462	HCA, Inc.	376,831
3,671	Health Management Assoc., Inc. – Class A	80,615
2,389	Humana, Inc.*	129,794
3,317	IMS Health, Inc.	82,660
2,100	Laboratory Corp. of America Hldgs.*	113,085
1,456	Manor Care, Inc.	57,905
4,585	McKesson Corp.	236,540
4,611	Medco Health Solutions, Inc.*	257,294
1,800	Patterson Cos., Inc.*	60,120
3,476	Quest Diagnostics, Inc.	178,944
6,941	Tenet Healthcare Corp.*	53,168
20,540	UnitedHealth Group, Inc.	1,276,356
9,712	WellPoint, Inc.*	774,921
		5,717,115

Shares		Value
Hotels, Restaurants and Leisure — 1.5%
8,514	Carnival Corp.	$455,243
2,575	Darden Restaurants, Inc.	100,116
2,649	Harrah's Entertainment, Inc.	188,847
5,226	Hilton Hotels Corp.	125,999
5,356	Int'l. Game Technology	164,858
3,443	Marriott Int'l., Inc. – Class A	230,578
20,021	McDonald's Corp.	675,108
12,296	Starbucks Corp.*	369,003
3,141	Starwood Hotels & Resorts Worldwide, Inc.	200,584
1,623	Wendy's Int'l., Inc.	89,687
4,234	Yum! Brands, Inc.	198,490
		2,798,513
Household Durables — 0.7%
1,127	Black & Decker Corp.	98,004
2,084	Centex Corp.	148,985
4,100	D.R. Horton, Inc.	146,493
2,219	Fortune Brands, Inc.	173,127
1,236	KB Home	89,808
2,782	Leggett & Platt, Inc.	63,875
2,100	Lennar Corp. – Class A	128,142
1,066	Maytag Corp.	20,062
3,827	Newell Rubbermaid, Inc.	91,006
4,092	Pulte Homes, Inc.	161,061
811	Snap-On, Inc.	30,461
1,228	Stanley Works	58,993
933	Whirlpool Corp.	78,148
		1,288,165
Household Products — 2.3%
3,390	Clorox Co.	192,857
8,248	Colgate-Palmolive Co.	452,403
7,704	Kimberly-Clark Corp.	459,543
54,201	Procter & Gamble Co.	3,137,154
		4,241,957
Independent Power Producers and Energy Traders — 0.7%
10,232	AES Corp.*	161,973
3,535	Constellation Energy Group, Inc.	203,616
16,678	Duke Energy Corp.	457,811
4,647	Dynegy, Inc. – Class A*	22,491
7,890	TXU Corp.	395,999
		1,241,890
Industrial Conglomerates — 4.3%
11,794	3M Co.	914,035
169,266	General Electric Co.	5,932,773
2,056	Textron, Inc.	158,271
34,410	Tyco Int'l. Ltd.	993,073
		7,998,152
Information Technology Services — 1.0%
2,100	Affiliated Computer Svcs., Inc. – Class A*	124,278
9,179	Automatic Data Processing, Inc.	421,225
2,951	Computer Sciences Corp.*	149,439
2,482	Convergys Corp.*	39,340
7,704	Electronic Data Systems Corp.	185,204
14,105	First Data Corp.	606,656
2,689	Fiserv, Inc.*	116,353
6,010	Paychex, Inc.	229,101
1,910	Sabre Hldgs. Corp. – Class A	46,050
4,516	Unisys Corp.*	26,328
		1,943,974

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Insurance — 4.8%
4,286	ACE Ltd.	$229,044
7,659	AFLAC, Inc.	355,531
10,558	Allstate Corp.	570,871
1,504	Ambac Financial Group, Inc.	115,898
41,806	American Int'l. Group, Inc.	2,852,423
4,649	Aon Corp.	167,132
2,889	Chubb Corp.	282,111
3,377	Cincinnati Financial Corp.	150,884
6,100	Genworth Financial, Inc. – Class A	210,938
5,161	Hartford Financial Svcs. Group, Inc.	443,278
2,226	Jefferson-Pilot Corp.	126,726
2,766	Lincoln Nat'l. Corp.	146,681
2,251	Loews Corp.	213,507
9,335	Marsh & McLennan Cos., Inc.	296,480
2,115	MBIA, Inc.	127,238
12,697	MetLife, Inc.	622,153
3,436	Progressive Corp.	401,256
8,227	Prudential Financial, Inc.	602,134
1,823	SAFECO Corp.	103,000
10,367	St. Paul Travelers Cos., Inc.	463,094
1,831	Torchmark Corp.	101,804
4,975	UnumProvident Corp.	113,181
2,213	XL Capital Ltd. – Class A	149,112
		8,844,476
Internet and Catalog Retail — 0.5%
4,900	Amazon.com, Inc*	231,035
17,412	eBay, Inc.*	753,069
		984,104
Internet Software and Services — 0.4%
20,701	Yahoo! Inc.*	811,065
Leisure Equipment and Products — 0.2%
1,223	Brunswick Corp.	49,727
4,324	Eastman Kodak Co.	101,181
2,426	Hasbro, Inc.	48,957
6,117	Mattel, Inc.	96,771
		296,636
Machinery — 1.4%
10,476	Caterpillar, Inc.	605,199
571	Cummins, Inc.	51,236
4,676	Danaher Corp.	260,827
3,730	Deere & Co.	254,050
2,911	Dover Corp.	117,866
2,354	Eaton Corp.	157,930
4,071	Illinois Tool Works, Inc.	358,207
5,306	Ingersoll-Rand Co. Ltd. – Class A	214,203
1,256	ITT Inds., Inc.	129,142
1,366	Navistar Int'l. Corp.*	39,095
2,467	PACCAR, Inc.	170,791
1,735	Pall Corp.	46,602
1,682	Parker-Hannifin Corp.	110,945
		2,516,093
Media — 3.3%
1,157	CCE Spinco, Inc.*	15,157
9,260	Clear Channel Comm., Inc.	291,227
34,494	Comcast Corp. – Class A*	895,464
1,237	Dow Jones & Co., Inc.	43,901
4,065	Gannett Co., Inc.	246,217
5,651	Interpublic Group Cos., Inc.*	54,532
1,337	Knight-Ridder, Inc.	84,632
5,632	McGraw-Hill Cos., Inc.	290,780
690	Meredith Corp.	36,115

Shares		Value
2,319	New York Times Co. – Class A	$61,338
42,200	News Corp. – Class A	656,210
2,999	Omnicom Group, Inc.	255,305
73,818	Time Warner, Inc.	1,287,386
5,202	Tribune Co.	157,412
4,887	Univision Comm., Inc. – Class A*	143,629
26,391	Viacom, Inc. – Class B*	860,347
31,096	Walt Disney Co.	745,371
		6,125,023
Metals and Mining — 0.8%
13,096	Alcoa, Inc.	387,249
1,448	Allegheny Technologies, Inc.	52,244
3,526	Freeport-McMoran Copper & Gold, Inc. – Class B	189,699
7,119	Newmont Mining Corp.	380,154
2,435	Nucor Corp.	162,463
1,425	Phelps Dodge Corp.	205,015
1,892	United States Steel Corp.	90,948
		1,467,772
Multiline Retail — 1.1%
1,561	Big Lots, Inc.*	18,748
1,201	Dillards, Inc. – Class A	29,809
4,737	Dollar General Corp.	90,335
2,900	Family Dollar Stores, Inc.	71,891
4,168	Federated Department Stores, Inc.	276,463
4,629	J.C. Penney Co., Inc.	257,372
5,280	Kohl's Corp.*	256,608
2,774	Nordstrom, Inc.	103,748
1,563	Sears Hldgs. Corp.*	180,573
13,845	Target Corp.	761,060
		2,046,607
Multi-Utilities — 1.0%
3,771	Ameren Corp.	193,226
4,248	CenterPoint Energy, Inc.	54,587
2,596	CMS Energy Corp.*	37,668
3,075	Consolidated Edison, Inc.	142,465
4,770	Dominion Resources, Inc.	368,244
2,578	DTE Energy Co.	111,344
4,116	KeySpan Corp.	146,900
4,276	NiSource, Inc.	89,197
6,344	PG&E Corp.	235,489
3,650	Public Svc. Enterprise Group, Inc.	237,141
3,727	Sempra Energy	167,119
2,624	TECO Energy, Inc.	45,080
6,601	Xcel Energy, Inc.	121,854
		1,950,314
Office Electronics — 0.1%
11,648	Xerox Corp.*	170,643
Oil, Gas and Consumable Fuels — 7.5%
1,272	Amerada Hess Corp.	161,315
3,676	Anadarko Petroleum Corp.	348,301
4,912	Apache Corp.	336,570
6,212	Burlington Resources, Inc.	535,474
36,734	Chevron Corp.	2,085,389
22,346	ConocoPhillips	1,300,090
7,142	Devon Energy Corp.	446,661
10,252	El Paso Corp.	124,664
3,648	EOG Resources, Inc.	267,654
101,680	Exxon Mobil Corp.	5,711,366
1,850	Kerr-McGee Corp.	168,091
1,448	Kinder Morgan, Inc.	133,144
6,284	Marathon Oil Corp.	383,136
2,600	Murphy Oil Corp.	140,374

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
6,371	Occidental Petroleum Corp.	$508,916
2,338	Sunoco, Inc.	183,252
10,000	Valero Energy Corp.	516,000
9,907	Williams Cos., Inc.	229,545
5,466	XTO Energy, Inc.	240,176
		13,820,118
Paper and Forest Products — 0.3%
7,547	Int'l. Paper Co.	253,655
1,413	Louisiana-Pacific Corp.	38,815
2,831	MeadWestvaco Corp.	79,353
4,011	Weyerhaeuser Co.	266,090
		637,913
Personal Products — 0.1%
1,201	Alberto-Culver Co.	54,946
6,846	Avon Products, Inc.	195,453
		250,399
Pharmaceuticals — 6.3%
24,216	Abbott Laboratories	954,837
1,885	Allergan, Inc.	203,505
29,523	Bristol-Myers Squibb Corp.	678,439
18,227	Eli Lilly & Co.	1,031,466
5,593	Forest Laboratories, Inc.*	227,523
48,070	Johnson & Johnson	2,889,007
3,608	King Pharmaceuticals, Inc.*	61,047
36,962	Merck & Co., Inc.	1,175,761
4,100	Mylan Laboratories, Inc.	81,836
119,992	Pfizer, Inc.	2,798,213
22,681	Schering-Plough Corp.	472,899
2,740	Watson Pharmaceuticals, Inc.*	89,077
20,740	Wyeth	955,492
		11,619,102
Real Estate — 0.7%
1,513	Apartment Investment & Management Co. – Class A	57,297
2,900	Archstone-Smith Trust	121,481
6,439	Equity Office Pptys. Trust	195,295
4,460	Equity Residential	174,475
2,659	Plum Creek Timber Co., Inc.	95,857
2,678	ProLogis	125,116
1,300	Public Storage, Inc.	88,036
3,660	Simon Ppty. Group, Inc.	280,466
2,100	Vornado Realty Trust	175,287
		1,313,310
Road and Rail — 0.7%
5,663	Burlington Northern Santa Fe	401,054
3,037	CSX Corp.	154,188
6,560	Norfolk Southern Corp.	294,085
4,600	Union Pacific Corp.	370,346
		1,219,673
Semiconductors and Semiconductor Equipment — 3.2%
7,969	Advanced Micro Devices, Inc.*	243,851
5,686	Altera Corp.*	105,362
5,668	Analog Devices, Inc.	203,311
27,399	Applied Materials, Inc.	491,538
4,283	Applied Micro Circuits Corp.*	11,007
5,795	Broadcom Corp. – Class A*	273,234
7,613	Freescale Semiconductor, Inc. – Class B*	191,619
99,614	Intel Corp.	2,486,365
3,041	KLA-Tencor Corp.	150,013
4,550	Linear Technology Corp.	164,119
5,783	LSI Logic Corp.*	46,264

Shares		Value
4,899	Maxim Integrated Products, Inc.	$177,540
8,530	Micron Technology, Inc.*	113,534
6,136	National Semiconductor Corp.	159,413
2,577	Novellus Systems, Inc.*	62,157
2,760	NVIDIA Corp.*	100,906
3,235	PMC-Sierra, Inc.*	24,942
2,493	Teradyne, Inc.*	36,323
26,280	Texas Instruments, Inc.	842,800
5,339	Xilinx, Inc.	134,596
		6,018,894
Software — 3.5%
7,500	Adobe Systems, Inc.	277,200
3,550	Autodesk, Inc.	152,473
3,499	BMC Software, Inc.*	71,695
2,659	Citrix Systems, Inc.*	76,526
9,148	Computer Associates Int'l., Inc.	257,882
5,272	Compuware Corp.*	47,290
4,446	Electronic Arts, Inc.*	232,570
3,242	Intuit, Inc.*	172,799
1,159	Mercury Interactive Corp.*	32,209
150,276	Microsoft Corp.	3,929,717
6,727	Novell, Inc.*	59,399
62,999	Oracle Corp.*	769,218
3,803	Parametric Technology Corp.*	23,198
6,843	Siebel Systems, Inc.	72,399
17,331	Symantec Corp.*	303,292
		6,477,867
Specialty Retail — 2.2%
4,489	AutoNation, Inc.*	97,546
1,333	AutoZone, Inc.*	122,303
4,634	Bed, Bath & Beyond, Inc.*	167,519
7,234	Best Buy Co., Inc.	314,534
2,929	Circuit City Stores, Inc.	66,166
34,767	Home Depot, Inc.	1,407,368
5,655	Limited Brands	126,389
12,053	Lowe's Cos., Inc.	803,453
4,230	Office Depot, Inc.*	132,822
1,654	OfficeMax, Inc.	41,946
2,665	RadioShack Corp.	56,045
2,265	Sherwin-Williams Co.	102,876
11,179	Staples, Inc.	253,875
10,290	The Gap, Inc.	181,516
2,083	Tiffany & Co.	79,758
7,969	TJX Cos., Inc.	185,120
		4,139,236
Textiles, Apparel and Luxury Goods — 0.4%
5,600	Coach, Inc.*	186,704
2,039	Jones Apparel Group, Inc.	62,638
1,864	Liz Claiborne, Inc.	66,768
3,506	NIKE, Inc. – Class B	304,286
649	Reebok Int'l. Ltd.	37,791
1,473	V.F. Corp.	81,516
		739,703
Thrifts and Mortgage Finance — 1.6%
8,654	Countrywide Financial Corp.	295,881
10,495	Federal Home Loan Mortgage Corp.	685,848
15,754	Federal National Mortgage Assn.	768,953
4,552	Golden West Financial Corp.	300,432
1,532	MGIC Investment Corp.	100,836
5,100	Sovereign Bancorp, Inc.	110,262
15,464	Washington Mutual, Inc.	672,684
		2,934,896

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Tobacco — 1.5%
33,365	Altria Group, Inc.	$2,493,033
1,545	Reynolds American, Inc.	147,285
2,362	UST, Inc.	96,440
		2,736,758
Trading Companies and Distributors — 0.1%
1,444	W.W. Grainger, Inc.	102,668
Wireless Telecommunication Services — 0.8%
5,814	ALLTEL Corp.	366,863
47,919	Sprint Nextel Corp.	1,119,388
		1,486,251
	Total Common Stocks (Cost $166,383,062)	181,972,377
Principal Amount		Value
U.S. Government Security — 0.1%
U.S. Treasury Bill — 0.1%
$250,000	U.S. Treasury Bill
	3.86% due 3/30/2006 (1)
	(Cost $247,641)	$247,641

Principal Amount		Value
Repurchase Agreement — 1.5%
$2,754,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $2,755,261 at
	4.12%, due 1/3/2006 (2)
	(Cost $2,754,000)	$2,754,000
Total Investments — 99.9% (Cost $169,384,703)		184,974,018
Cash, Receivables, and Other Assets Less Liabilities — 0.1%		101,822
Net Assets — 100%		$185,075,840

  *  Non-income producing security.

  (1)  The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

  (2)  The repurchase agreement is fully collateralized by $2,800,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $2,814,000.

Contracts	Description	Expiration	Unrealized Depreciation
Purchased Futures Contracts
8	S&P 500 Index	3/2006	$(22,540)

See notes to financial statements.

■  The Guardian Baillie Gifford International Growth Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 95.7%
Australia — 4.8%
Beverages — 0.3%
53,400	Fosters Group Ltd.	$218,756
Commercial Banks — 1.0%
22,354	Australia and NZ Banking Group Ltd.	393,048
15,000	Westpac Banking Corp.	250,529
		643,577
Commercial Services and Supplies — 0.4%
31,000	Brambles Inds. Ltd.	230,318
Construction Materials — 0.3%
24,000	James Hardie Inds. NV	158,577
Food and Staples Retailing — 0.5%
27,306	Woolworths Ltd.	337,787
Media — 0.2%
33,000	John Fairfax Hldgs. Ltd.	97,150
Metals and Mining — 1.2%
45,406	BHP Billiton Ltd.	758,367
Oil, Gas and Consumable Fuels — 0.5%
11,900	Woodside Petroleum Ltd.	342,379
Real Estate — 0.4%
19,000	Westfield Group	253,311
		3,040,222
Belgium — 1.8%
Diversified Financial Services — 1.8%
11,816	Groupe Bruxelles Lambert S.A.	1,159,279
Brazil — 0.5%
Diversified Telecommunication Services — 0.5%
16,700	Telecom. Norte Leste Participacoes ADR	299,264
Denmark — 3.4%
Chemicals — 1.0%
11,980	Novozymes AS	656,131
Commercial Banks — 2.4%
42,840	Danske Bank AS	1,509,792
		2,165,923
Finland — 2.1%
Construction and Engineering — 2.1%
34,200	Kone OYJ*	1,357,953
France — 11.0%
Beverages — 0.9%
3,340	Pernod-Ricard S.A.	583,001
Diversified Financial Services — 1.5%
9,065	Eurazeo	946,270
Health Care Equipment and Supplies — 2.3%
17,790	Essilor Int'l. S.A.	1,436,764
Oil, Gas and Consumable Fuels — 3.0%
7,490	Total S.A.	1,882,141
Personal Products — 1.5%
13,091	L'Oreal S.A.	973,548
Pharmaceuticals — 1.8%
13,265	Sanofi-Aventis	1,162,423
		6,984,147
Germany — 5.7%
Health Care Providers and Services — 1.6%
11,672	Celesio AG	1,004,305
Multi–Utilities — 1.0%
8,100	RWE AG*	599,981
Software — 2.0%
7,163	SAP AG	1,299,168

Shares		Value
Textiles, Apparel and Luxury Goods — 1.1%
3,770	Adidas-Salomon AG	$714,310
		3,617,764
Hong Kong — 1.9%
Commercial Banks — 0.2%
60,500	BOC Hong Kong Hldgs. Ltd.	116,653
Distributors — 0.2%
78,000	Li & Fung Ltd.	150,396
Diversified Financial Services — 0.3%
50,000	Hong Kong Exchanges & Clearing Ltd.	207,324
Media — 0.2%
20,000	Television Broadcasts Ltd.	106,274
Real Estate — 1.0%
48,000	Cheung Kong Hldgs. Ltd.	493,090
17,000	Sun Hung Kai Properties Ltd.	166,085
		659,175
		1,239,822
Ireland — 2.9%
Commercial Banks — 1.3%
39,230	Allied Irish Banks PLC	838,534
Construction Materials — 1.6%
35,380	CRH PLC	1,041,140
		1,879,674
Italy — 0.9%
Oil, Gas and Consumable Fuels — 0.9%
19,810	ENI SPA	549,644
Japan — 23.7%
Auto Components — 1.1%
33,000	Bridgestone Corp.	687,267
Automobiles — 1.5%
94,100	Nissan Motor Co. Ltd.	953,932
Building Products — 1.5%
76,000	Asahi Glass Co.	981,914
Commercial Banks — 1.4%
64	Mitsubishi UFJ Financial Group, Inc.	868,680
Diversified Financial Services — 1.0%
9,700	Promise Co.	645,953
Electronic Equipment and Instruments — 3.2%
2,800	Keyence Corp.	796,912
34,500	Konica Minolta Hldgs., Inc.	351,497
8,200	Nidec Corp.	697,710
20,000	YASKAWA Electric Corp.*	201,900
		2,048,019
Household Products — 0.9%
22,000	Kao Corp.	589,752
Insurance — 1.3%
70,000	Mitsui Sumitomo Insurance Co.	856,888
Machinery — 1.1%
24,900	Daikin Inds. Ltd.	728,750
Marine — 1.2%
89,000	Mitsui O.S.K. Lines Ltd.	776,900
Office Electronics — 1.4%
14,800	Canon, Inc.	866,305
Paper and Forest Products — 0.4%
55	Nippon Paper Group, Inc.	220,224
Real Estate — 0.9%
27,000	Sumitomo Realty & Dev't. Co. Ltd.	587,504
Road and Rail — 1.2%
105,000	Tokyu Corp.	742,874
Specialty Retail — 1.5%
7,600	Yamada Denki Co. Ltd.	951,612

See notes to financial statements.

■  The Guardian Baillie Gifford International Growth Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Tobacco — 1.1%
46	Japan Tobacco, Inc.	$671,191
Trading Companies and Distributors — 2.1%
8,400	Hitachi High-Technologies Corp.	210,214
86,000	Mitsui & Co. Ltd.	1,105,276
		1,315,490
Wireless Telecommunication Services — 0.9%
104	KDDI Corp.	599,932
		15,093,187
Luxembourg — 1.4%
Wireless Telecommunication Services — 1.4%
51,000	SES Global	893,230
New Zealand — 0.3%
Diversified Telecommunication Services — 0.3%
53,400	Telecom. Corp. of New Zealand	219,663
Russia — 0.4%
Wireless Telecommunication Services — 0.4%
7,100	Mobile Telesystems ADR	248,500
Singapore — 0.4%
Industrial Conglomerates — 0.2%
19,000	Keppel Corp. Ltd.	125,669
Media — 0.2%
56,000	Singapore Press Hldgs. Ltd.	144,790
		270,459
South Africa — 0.5%
Oil, Gas and Consumable Fuels — 0.5%
8,956	Sasol Ltd.	320,717
South Korea — 0.6%
Semiconductors and Semiconductor Equipment — 0.6%
1,080	Samsung Electronics Co. Ltd. GDR†	355,860
Spain — 2.3%
Commercial Banks — 1.1%
60,650	Banco Popular Espanol S.A.	739,764
Tobacco — 1.2%
16,720	Altadis S.A.	758,729
		1,498,493
Sweden — 6.9%
Commercial Banks — 1.5%
39,376	Svenska Handelsbanken AB	976,789
Communications Equipment — 1.0%
182,870	LM Ericsson	628,649
Health Care Equipment and Supplies — 1.1%
51,430	Getinge AB	709,143
Machinery — 3.3%
74,580	Atlas Copco AB	1,488,519
13,479	Sandvik AB	628,004
		2,116,523
		4,431,104
Switzerland — 4.7%
Commercial Banks — 2.7%
17,810	UBS AG	1,694,384
Electrical Equipment — 2.0%
134,300	ABB Ltd.*	1,302,198
		2,996,582

Shares		Value
United Kingdom — 19.5%
Commercial Banks — 2.8%
41,664	Royal Bank of Scotland	$1,256,682
23,000	Standard Chartered PLC	511,900
		1,768,582
Commercial Services and Supplies — 1.1%
56,000	Capita Group PLC	401,098
141,000	Hays PLC	304,124
		705,222
Health Care Equipment and Supplies — 0.7%
44,000	Smith & Nephew PLC	404,948
Hotels, Restaurants and Leisure — 2.4%
14,800	Carnival PLC	839,389
112,000	Hilton Group PLC	699,697
		1,539,086
Media — 1.0%
67,805	Yell Group PLC	625,200
Metals and Mining — 1.0%
40,000	BHP Billiton PLC	652,743
Oil, Gas and Consumable Fuels — 3.2%
79,000	BG Group PLC	780,018
120,000	BP PLC	1,276,613
		2,056,631
Pharmaceuticals — 1.6%
40,902	GlaxoSmithKline PLC	1,032,652
Specialty Retail — 0.6%
98,000	Kingfisher PLC	399,595
Tobacco — 2.1%
42,000	Gallaher Group PLC	633,408
24,000	Imperial Tobacco	716,471
		1,349,879
Trading Companies and Distributors — 1.0%
29,000	Wolseley PLC	610,551
Wireless Telecommunication Services — 2.0%
587,650	Vodafone Group	1,267,506
		12,412,595
	Total Common Stocks (Cost $41,569,515)	61,034,082
Preferred Stocks — 2.3%
Brazil — 1.5%
Oil, Gas and Consumable Fuels — 1.5%
14,700	Petroleo Brasileiro S.A. ADR	$946,239
Germany — 0.8%
Automobiles — 0.8%
700	Porsche AG	503,142
	Total Preferred Stocks (Cost $522,356)	1,449,381

See notes to financial statements.

■  The Guardian Baillie Gifford International Growth Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Repurchase Agreement — 2.3%
$1,498,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $1,498,341 at
	2.05%, due 1/3/2006 (1)
	(Cost $1,498,000)	$1,498,000
Total Investments — 100.3% (Cost $43,589,871)		63,981,463
Liabilities in Excess of Cash, Receivables and Other Assets — (0.3)%		(213,127)
Net Assets — 100%		$63,768,336

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees and may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $355,860 representing 0.6% of net assets.

  (1)  The repurchase agreement is fully collateralized by $1,520,000 in U.S. Treasury Note, 4.25%, due 8/15/2015, with a value of $1,530,275.

Glossary of Terms:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

See notes to financial statements.

■  The Guardian Baillie Gifford Emerging Markets Fund

Schedule of Investments

December 31, 2005

Shares		Value
Common Stocks — 93.0%
Argentina — 0.0%
Food and Staples Retailing — 0.0%
11,480	Imp. Y Exp. Patagonia	$66,386
Brazil — 4.1%
Diversified Telecommunication Services — 0.6%
62,600	Telecom. Norte Leste Participacoes ADR	1,121,792
Media — 1.1%
4,089,677	Net Servicos de Comunicacao S.A.*	1,873,669
Metals and Mining — 0.9%
36,900	Comp. Vale Do Rio Doce ADR	1,518,066
Oil, Gas and Consumable Fuels — 1.5%
37,800	Petroleo Brasileiro S.A. ADR	2,694,006
		7,207,533
Chile — 0.5%
Commercial Banks — 0.5%
21,000	Banco Santander Chile ADR	936,600
Egypt — 1.5%
Wireless Telecommunication Services — 1.5%
49,292	Orascom Telecom Hldg. SAE GDR	2,637,122
Hungary — 1.1%
Commercial Banks — 1.1%
56,000	OTP Bank Rt.	1,827,966
India — 4.7%
Chemicals — 1.6%
69,000	Reliance Inds. Ltd. GDR†	2,727,570
Commercial Banks — 1.0%
35,500	HDFC Bank Ltd. ADR	1,806,950
Information Technology Services — 2.1%
46,000	Infosys Technologies Ltd. ADR	3,719,560
		8,254,080
Indonesia — 2.9%
Commercial Banks — 1.0%
5,659,500	PT Bank Rakyat Indonesia	1,739,836
Diversified Telecommunication Services — 1.7%
5,015,000	PT Telekomunikasi Indonesia	3,006,961
Metals and Mining — 0.2%
4,340,500	PT Bumi Resources Tbk	335,242
		5,082,039
Israel — 4.7%
Chemicals — 1.0%
309,100	Makhteshim-Agan Inds. Ltd.	1,782,392
Commercial Banks — 1.2%
470,000	Bank Hapoalim Ltd.	2,181,632
Internet Software and Services — 1.3%
112,000	Check Point Software Technologies Ltd. ADR*	2,251,200
Pharmaceuticals — 1.2%
48,000	Teva Pharmaceutical Inds. Ltd. ADR	2,064,480
		8,279,704
Malaysia — 4.0%
Diversified Telecommunication Services — 1.0%
655,000	Telekom Malaysia Berhad	1,655,047
Electric Utilities — 0.4%
355,000	Malakoff Berhad	770,208
Food Products — 1.0%
506,400	IOI Corp. Berhad	1,661,426
Media — 0.7%
920,000	Astro All Asia Networks PLC	1,277,947

Shares		Value
Real Estate — 0.5%
1,370,000	Glomac Berhad	$358,857
530,000	SP Setia Berhad	457,150
		816,007
Transportation Infrastructure — 0.4%
900,000	PLUS Expressways Berhad	728,668
		6,909,303
Mexico — 6.7%
Commercial Banks — 1.3%
1,122,800	Grupo Fin. Banorte S.A. de C.V.	2,326,149
Construction and Engineering — 0.1%
80,583	Empresas ICA S.A. de C.V.*	196,364
Food and Staples Retailing — 1.2%
364,511	Wal-Mart de Mexico S.A. de C.V.	2,023,394
Household Durables — 0.5%
214,000	Consorcio Ara S.A. de C.V.	936,234
Transportation Infrastructure — 0.5%
25,606	Grupo Aeroportuario del Sureste S.A. de C.V. ADR	828,098
Wireless Telecommunication Services — 3.1%
115,100	America Movil S.A. de C.V. ADR	3,367,826
401,000	America Telecom S.A. de C.V.*	1,950,530
		5,318,356
		11,628,595
Mozambique — 0.4%
Metals and Mining — 0.4%
900,000	Kenmare Resources PLC*	603,246
People's Republic of China — 3.0%
Diversified Telecommunication Services — 1.0%
4,674,000	China Telecom Corp. Ltd.	1,702,969
Oil, Gas and Consumable Fuels — 2.0%
2,490,000	CNOOC Ltd.	1,653,887
2,406,000	PetroChina Co. Ltd.	1,954,950
		3,608,837
		5,311,806
Poland — 0.5%
Media — 0.5%
40,000	Agora S.A.	848,865
Russia — 5.7%
Diversified Consumer Services — 1.1%
84,000	AFK Sistema GDR	1,974,000
Metals and Mining — 0.4%
44,000	Peter Hambro Mining PLC*	697,978
Oil, Gas and Consumable Fuels — 3.2%
75,000	LUKOIL ADR	4,425,000
17,300	OAO Gazprom ADR	1,240,410
		5,665,410
Wireless Telecommunication Services — 1.0%
38,000	VimpelCom ADR*	1,680,740
		10,018,128
South Africa — 10.9%
Commercial Banks — 1.4%
208,500	Standard Bank Group Ltd.	2,499,033
Diversified Telecommunication Services — 1.0%
86,000	Telkom Group Ltd.	1,832,174
Food and Staples Retailing — 0.6%
118,811	Massmart Hldgs. Ltd.	970,212
Industrial Conglomerates — 1.2%
91,868	Imperial Hldgs. Ltd.*	2,042,157

See notes to financial statements.

■  The Guardian Baillie Gifford Emerging Markets Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value
Media — 1.1%
109,000	Naspers Ltd.	$1,930,291
Metals and Mining — 2.3%
34,635	Anglo American Platinum Corp.	2,502,482
56,000	Lonmin PLC*	1,552,422
		4,054,904
Oil, Gas and Consumable Fuels — 2.8%
138,800	Sasol Ltd.	4,970,466
Specialty Retail — 0.5%
148,000	Edgars Consolidated Stores Ltd.	822,716
		19,121,953
South Korea — 23.9%
Commercial Services and Supplies — 1.0%
39,700	S1 Corp.*	1,719,090
Construction and Engineering — 0.8%
31,970	Hyundai Development Co.*	1,447,579
Household Durables — 1.6%
117,000	Woongjin Coway Co. Ltd.	2,770,292
Industrial Conglomerates — 5.0%
149,630	Hanwha Corp.*	5,029,580
122,000	LG Corp.*	3,811,369
		8,840,949
Insurance — 3.9%
50,900	Meritz Fire & Marine Ins. Co. Ltd.	2,656,965
32,400	Samsung Fire & Marine Ins. Co. Ltd.	4,100,049
		6,757,014
Marine — 4.0%
84,000	Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	2,287,889
271,000	Samsung Heavy Inds. Co. Ltd.*	4,755,561
		7,043,450
Media — 1.4%
7,300	Cheil Comms., Inc.*	1,591,350
11,000	Daekyo Co. Ltd.	856,945
		2,448,295
Oil, Gas and Consumable Fuels — 1.3%
95,000	GS Hldgs. Corp.*	2,211,814
Pharmaceuticals — 1.8%
17,636	Yuhan Corp.*	3,173,260
Trading Companies and Distributors — 3.1%
255,700	Samsung Corp.*	5,460,326
		41,872,069
Taiwan — 9.8%
Chemicals — 1.1%
1,615,000	Taiwan Fertilizer Co. Ltd.	1,881,969
Computers and Peripherals — 1.8%
171,000	High Tech Computer Corp.	3,209,115
Construction and Engineering — 0.1%
495,000	CTCI Corp.	207,356
Diversified Financial Services — 1.9%
2,059,499	Shin Kong Financial Hldg. Co. Ltd.	1,603,101
3,407,570	SinoPac Hldgs.	1,645,442
		3,248,543
Electronic Equipment and Instruments — 3.0%
952,470	Hon Hai Precision Inds. Co. Ltd.	5,223,148
Multiline Retail — 0.6%
1,921,500	Far Eastern Dept. Stores Ltd.	1,141,520
Semiconductors and Semiconductor Equipment — 1.3%
1,191,000	Taiwan Semiconductor Mfg.	2,267,777
		17,179,428

Shares		Value
Thailand — 4.8%
Commercial Banks — 1.3%
860,000	Bangkok Bank Public Co. Ltd.	$2,202,170
Diversified Financial Services — 0.6%
1,565,000	TISCO Finance Pub. Co. Ltd.	1,059,109
Oil, Gas and Consumable Fuels — 1.4%
221,000	PTT Exploration & Production Pub. Co. Ltd.	2,543,885
Wireless Telecommunication Services — 1.5%
990,000	Advanced Info Service Pub. Co. Ltd.	2,607,487
		8,412,651
Turkey — 3.8%
Commercial Banks — 2.5%
1,007,874	Turkiye Garanti Bankasi A.S.*	3,657,126
157,400	Turkiye Vakiflar Bankasi T.A.O.*	833,390
		4,490,516
Food and Staples Retailing — 0.6%
40,500	BIM Birlesik Magazalar A.S.*	1,004,703
Media — 0.7%
307,837	Dogan Yayin Hldgs. A.S.*	1,219,585
		6,714,804
	Total Common Stocks (Cost $107,072,607)	162,912,278
Preferred Stocks — 7.0%
Brazil — 7.0%
Commercial Banks — 2.6%
1,455,055	Itausa-Investimentos Itau S.A.	$4,610,322
Electric Utilities — 0.9%
67,300,000	AES Tiete S.A.	1,466,739
Food Products — 0.0%
4,700,000	Comp. Lorenz S.A.*††	0
Metals and Mining — 1.5%
9,000	Comp. Vale Do Rio Doce	322,736
63,400	Comp. Vale Do Rio Doce ADR	2,298,250
		2,620,986
Oil, Gas and Consumable Fuels — 2.0%
54,600	Petroleo Brasileiro S.A. ADR	3,514,602
	Total Preferred Stocks (Cost $5,622,567)	12,212,649

See notes to financial statements.

■  The Guardian Baillie Gifford Emerging Markets Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Repurchase Agreement — 0.1%
$126,000	State Street Bank and Trust Co.
	repurchase agreement
	dated 12/30/2005, maturity
	value of $126,029 at
	2.05%, due 1/3/2006 (1)
	(Cost $126,000)	$126,000
Total Investments — 100.1% (Cost $112,821,174)		175,250,927
Liabilities in Excess of Cash, Receivables and Other Assets — (0.1)%		(144,782)
Net Assets — 100%		$175,106,145

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees and may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $2,727,570 representing 1.6% of net assets.

  ††  At 12/31/2005, these securities have been deemed illiquid by the investment adviser with a market value of $0.

  (1)  The repurchase agreement is fully collateralized by $95,000 in U.S. Treasury Bond, 7.875%, due 2/15/2021, with a value of $130,625.

Glossary of Terms:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments

December 31, 2005

Principal Amount		Value
Asset Backed Securities — 10.5%
$1,495,000	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033 (1)	$1,474,669
86,252	Amresco 1997-1 MIF 7.42% due 3/25/2027	85,927
750,000	Capital Auto Receivables Asset Tr. 2005-1 A4 4.05% due 7/15/2009	741,747
1,264,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	1,248,655
267,239	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	263,671
215,000	Countrywide Asset-Backed Certificates 2004-S1 A2 3.872% due 3/25/2020	211,314
1,300,000	Hertz Vehicle Financing LLC 2005-2A A1 4.52% due 2/25/2010†(1)	1,300,000
1,500,000	New Century Home Equity Loan Tr. 2005-A A4 5.114% due 8/25/2035 (1)	1,461,957
810,000	Nissan Auto Receivables Owner Tr. 2003-B A4 2.05% due 3/16/2009	790,479
1,200,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035 (1)	1,179,240
1,550,000	Residential Asset Mtg. Prods., Inc. 2004-RS9 AII2 4.719% due 5/25/2034 (1)	1,555,327
1,346,011	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	1,325,875
1,900,000	Vanderbilt Acquisition Loan Tr. 2002-1 A3 5.70% due 9/7/2023	1,903,917
330,000	Volkswagen Auto Lease Tr. 2004-A A4A 3.09% due 8/20/2010	323,637
	Total Asset Backed Securities (Cost $14,033,803)	13,866,415
Collateralized Mortgage Obligations — 13.0%
	Countrywide Home Loans 2005-21 A2
$2,919,625	5.50% due 10/25/2035 2002-19 1A1	$2,869,443
1,111,370	6.25% due 11/25/2032	1,114,129
	FHLMC H006 A2
244,779	2.837% due 2/15/2010 2626 KA	242,503
700,000	3.00% due 3/15/2030 1534 Z	643,592
786,793	5.00% due 6/15/2023 2500 TD	778,922
364,599	5.50% due 2/15/2016 2367 ME	366,333
1,200,000	6.50% due 10/15/2031	1,255,202

Principal Amount		Value
	FNMA 2005-22 HK
$1,030,000	5.00% due 11/25/2023	$1,023,946
	2005-39 CL
1,400,000	5.00% due 12/25/2021 2001-51 PH	1,395,584
690,956	6.00% due 8/25/2030	699,037
2,592,318	J.P. Morgan Mtg. Tr. 2005-S2 2A15 6.00% due 9/25/2035	2,594,750
918,000	Mastr Asset Securitization Tr. 2003-10 3A7 5.50% due 11/25/2033	898,481
	Wells Fargo Mtg.-Backed Secs. Tr. 2003-11 1A3
1,500,000	4.75% due 10/25/2018 2005-5 1A1	1,473,642
1,842,483	5.00% due 5/25/2020	1,809,665
	Total Collateralized Mortgage Obligations (Cost $17,469,304)	17,165,229
Commercial Mortgage Backed Securities — 8.2%
$1,400,000	Banc of America Comm'l. Mtg., Inc. 2005-6 AJ 5.182% due 9/10/2047	$1,393,670
	Chase Comm'l. Mtg. Secs. Corp. 1998-2 A2
292,637	6.39% due 11/18/2030 1997-1C	302,570
400,000	7.37% due 6/19/2029	410,517
1,500,000	Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035†(1)	1,468,072
413,294	First Union National Bank Comm'l. Mtg. Tr. 2000-C2 A1 6.94% due 10/15/2032	421,795
1,500,000	GE Comm'l. Mtg. Corp. 2005-C1 A5 4.772% due 6/10/2048	1,458,981
669,987	GMAC Comm'l. Mtg. Secs., Inc. 1997-C1 A3 6.869% due 7/15/2029	684,828
1,550,000	Greenwich Capital Comm'l. Funding Corp. 2005-GG3 AJ 4.859% due 8/10/2042	1,502,226
1,300,000	J.P. Morgan Chase Comm'l. Mtg. Secs. Corp. 2005-LDP5 A4 5.179% due 12/15/2044 (1)	1,307,897
	Merrill Lynch Mtg. Tr. 2004-BPC1 A5
200,000	4.855% due 10/12/2041 (1) 2005-CIP1 A4	195,576
1,300,000	5.047% due 7/12/2038 (1)	1,288,334
225,000	Morgan Stanley Capital I 1999-RM1 E 6.982% due 12/15/2031 (1)	236,883
159,967	Mtg. Capital Funding, Inc. 1997-MC1 A3 7.288% due 7/20/2027	161,968
	Total Commercial Mortgage Backed Securities (Cost $11,065,459)	10,833,317

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Corporate Bonds — 20.3%
Aerospace and Defense — 0.6%
$200,000	General Dynamics Corp. 4.50% due 8/15/2010	$196,805
150,000	TRW, Inc. 7.75% due 6/1/2029	189,687
	United Technologies Corp.
200,000	4.375% due 5/1/2010	196,782
200,000	5.40% due 5/1/2035	199,303
		782,577
Automotive — 0.7%
	DaimlerChrysler NA Hldg.
150,000	4.05% due 6/4/2008	146,024
80,000	6.50% due 11/15/2013	83,764
250,000	Ford Motor Credit Co. 6.50% due 1/25/2007	241,867
450,000	General Motors Acceptance Corp. 6.125% due 9/15/2006	437,110
		908,765
Chemicals — 0.1%
150,000	Lubrizol Corp. 5.50% due 10/1/2014	150,399
Energy — 0.6%
447,000	RAS Laffan Liquefied Natural Gas 3.437% due 9/15/2009†	431,458
350,000	Western Oil Sands, Inc. 8.375% due 5/1/2012	393,312
		824,770
Energy–Refining — 0.3%
250,000	Tosco Corp. 8.125% due 2/15/2030	337,042
Entertainment — 0.3%
400,000	Time Warner, Inc. 7.57% due 2/1/2024	436,301
Environmental — 0.3%
400,000	Waste Management, Inc. 7.375% due 8/1/2010	435,317
Finance Companies — 1.3%
400,000	Capital One Bank 5.75% due 9/15/2010	409,539
500,000	CIT Group, Inc. 4.588% due 5/18/2007 (1)	501,355
200,000	General Electric Capital Corp. 6.75% due 3/15/2032	234,770
400,000	Household Finance Corp. 6.375% due 11/27/2012	425,032
125,000	Residential Capital Corp. 6.125% due 11/21/2008	125,304
		1,696,000
Financial — 1.3%
250,000	Ameriprise Financial, Inc. 5.65% due 11/15/2015	254,048
450,000	Goldman Sachs Group, Inc. 5.125% due 1/15/2015	444,911
	Lehman Brothers Hldgs., Inc.
200,000	4.25% due 1/27/2010	195,034
200,000	6.625% due 1/18/2012	215,934
250,000	Merrill Lynch & Co. 5.00% due 1/15/2015	246,245

Principal Amount		Value
	Morgan Stanley
$150,000	4.00% due 1/15/2010	$144,290
200,000	4.75% due 4/1/2014	191,813
		1,692,275
Financial–Banks — 3.1%
550,000	Bank of America Corp. 4.875% due 9/15/2012	546,179
300,000	BB&T Corp. 4.90% due 6/30/2017	291,153
	Citigroup, Inc.
400,000	4.625% due 8/3/2010	394,460
500,000	5.00% due 9/15/2014	492,178
300,000	City Nat'l. Corp. 5.125% due 2/15/2013	298,246
200,000	Credit Suisse First Boston 6.50% due 1/15/2012	213,956
200,000	HSBC USA, Inc. 4.625% due 4/1/2014	192,030
450,000	J.P. Morgan Chase & Co. 5.75% due 1/2/2013	464,078
375,000	MBNA America Bank Nat'l. 7.125% due 11/15/2012	419,213
400,000	Sovereign Bank 5.125% due 3/15/2013	392,641
200,000	Wachovia Corp. 5.25% due 8/1/2014	200,265
150,000	Washington Mutual Bank 5.65% due 8/15/2014	151,902
		4,056,301
Food and Beverage — 0.5%
400,000	Kellogg Co. 2.875% due 6/1/2008	381,107
300,000	Kraft Foods, Inc. 5.25% due 10/1/2013	300,114
		681,221
Gaming — 0.1%
150,000	Harrahs Operating Co., Inc. 5.625% due 6/1/2015	147,363
Home Construction — 0.4%
250,000	D. R. Horton, Inc. 5.625% due 1/15/2016	238,374
300,000	Ryland Group, Inc. 5.375% due 6/1/2008	299,836
		538,210
Insurance — 1.2%
250,000	Genworth Financial, Inc. 4.95% due 10/1/2015	244,076
	Metlife, Inc.
250,000	5.00% due 6/15/2015	245,202
125,000	5.70% due 6/15/2035	125,463
600,000	UnumProvident Finance Co. 6.85% due 11/15/2015†	624,977
400,000	Willis Group NA 5.625% due 7/15/2015	399,845
		1,639,563
Media–Cable — 0.9%
300,000	AT & T Broadband Corp. 9.455% due 11/15/2022	393,059
800,000	Comcast Cable Comm., Inc. 6.875% due 6/15/2009	840,265
		1,233,324

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Media–NonCable — 1.0%
$150,000	News America Hldgs. 8.00% due 10/17/2016	$176,824
1,150,000	Scholastic Corp. 5.75% due 1/15/2007	1,154,218
		1,331,042
Merchandising–Supermarkets — 0.6%
400,000	Delhaize America, Inc. 7.375% due 4/15/2006	402,089
400,000	Safeway, Inc. 6.15% due 3/1/2006	400,153
		802,242
Natural Gas–Pipelines — 0.2%
250,000	Keyspan Corp. 7.625% due 11/15/2010	277,909
Paper and Forest Products — 0.1%
150,000	Weyerhaeuser Co. 6.75% due 3/15/2012	159,208
Pharmaceuticals — 0.4%
	Genentech, Inc.
300,000	4.75% due 7/15/2015	291,929
250,000	5.25% due 7/15/2035	240,921
		532,850
Railroads — 0.7%
200,000	Burlington Northern Santa Fe Corp. 7.95% due 8/15/2030	261,704
150,000	CSX Corp. 4.875% due 11/1/2009	148,883
450,000	Norfolk Southern Corp. 6.75% due 2/15/2011	485,447
		896,034
Real Estate Investment Trust — 0.3%
100,000	EOP Operating LP 7.00% due 7/15/2011	107,034
200,000	Liberty Ppty. LP 7.25% due 3/15/2011	217,327
100,000	Regency Centers LP 6.75% due 1/15/2012	106,887
		431,248
Retailers — 0.4%
250,000	CVS Corp. 4.875% due 9/15/2014	241,304
150,000	Federated Department Stores, Inc. 7.00% due 2/15/2028	163,370
150,000	Wal-Mart Stores, Inc. 4.50% due 7/1/2015	144,442
		549,116
Technology — 0.4%
200,000	Motorola, Inc. 6.50% due 9/1/2025	218,102
250,000	Pitney Bowes, Inc. 4.75% due 1/15/2016	240,913
		459,015
Utilities–Electric — 1.8%
300,000	Alabama Power Co. 5.65% due 3/15/2035	289,749
200,000	Exelon Corp. 4.45% due 6/15/2010	193,440

Principal Amount		Value
$250,000	FirstEnergy Corp. 6.45% due 11/15/2011	$264,999
300,000	Florida Power & Light Co. 4.95% due 6/1/2035	274,198
100,000	Pacific Gas & Electric Co. 6.05% due 3/1/2034	103,496
300,000	Potomac Edison Co. 5.35% due 11/15/2014	299,853
300,000	PSI Energy, Inc. 6.12% due 10/15/2035	306,788
500,000	Public Service Co. of New Mexico 4.40% due 9/15/2008	489,636
200,000	Public Service Electric Gas Co. 5.125% due 9/1/2012	200,310
		2,422,469
Wireless Communications — 1.9%
300,000	America Movil S.A. de C.V. 6.375% due 3/1/2035	295,890
	AT & T Wireless Svcs., Inc.
400,000	8.125% due 5/1/2012	462,171
250,000	8.75% due 3/1/2031	331,204
600,000	Sprint Capital Corp. 8.375% due 3/15/2012	695,378
690,000	Verizon Wireless Capital LLC 5.375% due 12/15/2006	692,273
		2,476,916
Wireline Communications — 0.8%
250,000	Deutsche Telekom Int'l. Finance BV 8.25% due 6/15/2030 (1)	317,967
	France Telecom S.A.
325,000	7.75% due 3/1/2011 (1)	363,005
115,000	8.50% due 3/1/2031 (1)	153,440
200,000	Verizon Global Funding Corp. 5.85% due 9/15/2035	192,735
		1,027,147
	Total Corporate Bonds (Cost $26,678,841)	26,924,624
Mortgage Pass-Through Securities — 25.5%
	FHLMC
$5,369,558	5.50% due 9/1/2034 - 12/1/2035	$5,323,946
2,441,833	6.00% due 11/1/2034	2,469,519
5,453	7.00% due 8/1/2008	5,576
5,500,000	5.50%, (30 yr. TBA)	5,448,437
	FNMA
8,588,898	5.00% due 10/1/2019 - 8/1/2035	8,366,343
1,898,938	5.50% due 8/1/2019 - 8/1/2035	1,892,277
787,205	6.00% due 10/1/2013 - 4/1/2016	804,521
2,170,494	6.50% due 12/1/2017 - 11/1/2034	2,230,222
559,770	7.00% due 2/1/2009 - 6/1/2032	583,545
378,078	7.50% due 5/1/2027 - 2/1/2031	396,690
161,590	8.00% due 6/1/2030 - 9/1/2030	172,611
1,500,000	5.50%, (15 yr. TBA)	1,508,907
3,400,000	6.00%, (30 yr. TBA)	3,430,811
	GNMA
346,250	6.00% due 12/15/2033	354,934
691,813	6.50% due 4/15/2033	723,018
	Total Mortgage Pass-Through Securities (Cost $33,956,156)	33,711,357

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Sovereign Debt Securities — 1.3%
	Pemex Project Funding Master Tr.
$200,000	5.791% due 6/15/2010†(1)	$207,000
350,000	7.875% due 2/1/2009	374,325
250,000	Quebec Province 4.60% due 5/26/2015	243,919
475,000	Republic of South Africa 6.50% due 6/2/2014	513,594
	United Mexican States
100,000	4.625% due 10/8/2008	98,750
250,000	8.00% due 9/24/2022	308,437
	Total Sovereign Debt Securities (Cost $1,620,608)	1,746,025
Taxable Municipal Security — 0.1%
$200,000	Oregon Sch. Brds. Association 4.759% due 6/30/2028 (Cost $200,000)	$189,362
U.S. Government Securities — 18.9%
U.S. Government Agency Securities — 2.7%
$390,000	FHLMC 3.15% due 12/16/2008	$373,237
	FNMA
1,850,000	3.25% due 1/15/2008	1,797,170
310,000	4.50% due 12/1/2009	304,462
1,100,000	4.625% due 10/15/2014	1,087,036
		3,561,905
U.S. Treasury Bonds and Notes — 16.2%
	U.S. Treasury Bonds
2,003,000	5.375% due 2/15/2031	2,249,932
1,610,000	6.00% due 2/15/2026	1,898,543
2,380,000	6.25% due 8/15/2023 (2)	2,842,056
	U.S. Treasury Notes
3,025,000	3.625% due 1/15/2010	2,942,048
2,776,000	4.125% due 8/15/2008 - 8/15/2010	2,756,829
2,095,000	4.375% due 11/15/2008 - 8/15/2012	2,094,781
6,635,000	4.50% due 11/15/2010 - 11/15/2015	6,681,975
		21,466,164
	Total U.S. Government Securities (Cost $24,940,671)	25,028,069
Commercial Paper — 8.5%
Finance Companies — 2.0%
$2,700,000	Barton Capital Corp. 4.27% due 1/12/2006 (2)	$2,696,477
Financial–Other — 2.9%
2,200,000	Countrywide Fin. Corp. 4.30% due 1/12/2006 (2)	2,197,110
1,600,000	American General Fin. Corp. 4.25% due 1/18/2006 (2)	1,596,789
		3,793,899
Health Care Providers and Services — 1.7%
2,300,000	United Healthcare Corp. 4.25% due 1/12/2006 (2)	2,297,013

Principal Amount		Value
Metals and Mining — 1.9%
$2,500,000	Alcoa, Inc. 4.30% due 1/12/2006 (2)	$2,496,715
	Total Commercial Paper (Cost $11,284,104)	11,284,104
Repurchase Agreement — 1.6%
$2,180,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $2,180,998 at
	4.12%, due 1/3/2006 (2)(3)
	(Cost $2,180,000)	$2,180,000
Total Investments — 107.9% (Cost $143,428,946)		142,928,502
Payables for Mortgage Pass-Throughs Delayed Delivery Securities (3) — (7.8)%		(10,347,113)
Liabilities in Excess of Cash, Receivables and Other Assets — (0.1)%		(166,701)
Net Assets — 100%		$132,414,688

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $4,031,507 representing 3.0% of net assets of which $3,600,049 have been deemed liquid by the investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  (1)  Floating rate note. The rate shown is the rate in effect at 12/31/2005.

  (2)  Securities are segregated to cover forward mortgage purchases.

  (3)  The repurchase agreement is fully collateralized by $2,215,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $2,226,075.

Glossary of Terms:

TBA — To be Announced.

See notes to financial statements.

■  The Guardian Low Duration Bond Fund

Schedule of Investments

December 31, 2005

Principal Amount		Value
Asset Backed Securities — 27.6%
$340,000	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033	$335,376
570,000	Capital Auto Receivables Asset Tr. 2005-1 A4 4.05% due 7/15/2009	563,728
225,000	Capital One Multi-Asset Execution Tr. 2003-A4 A4 3.65% due 7/15/2011	218,441
390,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	385,265
251,205	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	247,851
500,000	Chase Manhattan Auto Owner Tr. 2003-A A4 2.06% due 12/15/2009	488,764
345,000	Countrywide Asset-Backed Certificates 2004-S1 A2 3.872% due 3/25/2020	339,085
565,000	Ford Credit Auto Owner Tr. 2005-B A4 4.38% due 1/15/2010	559,489
590,000	Harley-Davidson Motorcycle Tr. 2004-1 A2 2.53% due 11/15/2011	569,875
330,000	Hertz Vehicle Financing LLC 2005-2A A1 4.52% due 2/25/2010†(1)	330,000
340,000	MBNA Credit Card Master Nt. Tr. 2005-A7 A7 4.30% due 2/15/2011	335,858
224,817	Navistar Financial Corp. Owner Tr. 2004-A A3 2.01% due 8/15/2008	221,742
510,000	New Century Home Equity Loan Tr. 2004-4 A4 4.659% due 2/25/2035 (1)	510,601
335,000	Nissan Auto Receivables Owner Tr. 2003-B A4 2.05% due 3/16/2009	326,927
385,322	PP&L Transition Bond Co. LLC 1999-1 A7 7.05% due 6/25/2009	392,630
510,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035 (1)	501,177
	Residential Asset Mtg. Prods., Inc. 2003-RZ4 A5
510,000	4.66% due 2/25/2032 2004-RS9 AII2	502,795
340,000	4.719% due 5/25/2034 (1) 2003-RS3 AI4	341,168
290,000	5.67% due 4/25/2033 (2)	291,736
252,377	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	248,602
137,086	SLMA Student Loan Tr. 2002-5 A4L 4.641% due 9/17/2018 (1)	137,566
	Volkswagen Auto Lease Tr. 2004-A A4A
450,000	3.09% due 8/20/2010	441,323

Principal Amount			Value
	2005-A A2
$456,281	3.52% due 4/20/2007		$454,597
587,000	World Omni Auto Receivables Tr. 2005-A A4 3.82% due 11/12/2011		572,897
	Total Asset Backed Securities (Cost $9,418,715)		9,317,493
Collateralized Mortgage Obligations — 12.0%
$238,046	Countrywide Alternative Loan Tr. 2005-14 1A1 3.30% due 5/25/2035 (1)		$233,427
	FHLMC 2598 QC
435,000	4.50% due 6/15/2027 1534 Z		428,967
328,862	5.00% due 6/15/2023 2500 TD		325,572
378,103	5.50% due 2/15/2016 20 H		379,901
141,813	5.50% due 10/25/2023 1650 J		142,620
338,196	6.50% due 6/15/2023		343,837
	FNMA 2003-24 PU
375,674	3.50% due 11/25/2015 2005-39 CL		362,368
340,000	5.00% due 12/25/2021 2005-22 HK		338,927
300,000	5.00% due 11/25/2023 2003-13 ME		298,237
443,000	5.00% due 2/25/2026 2002-55 PC		441,872
189,004	5.50% due 4/25/2026 2001-51 PH		188,790
134,499	6.00% due 8/25/2030		136,072
85,656	GNMA 2002-93 NV 4.75% due 2/20/2032		83,729
340,000	Washington Mutual 2003-AR10 A4 4.067% due 10/25/2033 (1)		336,348
	Total Collateralized Mortgage Obligations (Cost $4,108,898)		4,040,667
Commercial Mortgage Backed Securities — 10.6%
	Chase Comm'l. Mtg. Secs. Corp. 1998-2 A2
$599,666	6.39% due 11/18/2030		$620,020
	1997-1	C
570,000	7.37% due 6/19/2029		584,987
	GMAC Comm'l. Mtg. Secs., Inc. 1997-C1 A3
218,942	6.869% due 7/15/2029 1999-C2 A2		223,792
140,000	6.945% due 9/15/2033		147,657
248,064	Greenwich Capital Comm'l. Funding Corp. 2004-GG1 A2 3.835% due 6/10/2036		243,391

See notes to financial statements.

■  The Guardian Low Duration Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
$260,000	J.P. Morgan Comm'l. Mtg. Fin. Corp. 1997-C5 B 7.159% due 9/15/2029	$267,545
121,254	LB UBS Comm'l. Mtg. Tr. 2001-C3 A1 6.058% due 6/15/2020	123,580
340,000	Morgan Stanley Capital I 1999-RM1 E 6.982% due 12/15/2031 (1)	357,957
466,160	Mtg. Capital Funding, Inc. 1998-MC3 A2 6.337% due 11/18/2031	477,088
529,000	Salomon Brothers Mtg. Secs. VII, Inc. 2001-C2 A2 6.168% due 2/13/2010	540,555
	Total Commercial Mortgage Backed Securities (Cost $3,686,792)	3,586,572
Corporate Bonds — 22.3%
Automotive — 3.8%
$500,000	Daimler Chrysler NA Hldg. 4.75% due 1/15/2008	$495,438
400,000	Ford Motor Credit Co. 6.875% due 2/1/2006	399,140
400,000	General Motors Acceptance Corp. 6.125% due 9/15/2006	388,542
		1,283,120
Entertainment — 1.2%
400,000	AOL Time Warner, Inc. 6.15% due 5/1/2007	404,964
Finance Companies — 4.4%
500,000	Capital One Bank 6.875% due 2/1/2006	500,807
500,000	General Electric Capital Corp. 3.50% due 8/15/2007	489,924
500,000	MBNA America Bank NA 6.50% due 6/20/2006	503,845
		1,494,576
Financial — 0.7%
250,000	Lehman Brothers Hldgs., Inc. 6.25% due 5/15/2006	251,267
Media–Cable — 1.5%
500,000	Cox Comm., Inc. 7.75% due 8/15/2006	507,184
Metals and Mining — 1.6%
500,000	Steel Dynamics, Inc. 9.50% due 3/15/2009	526,250
Natural Gas–Pipelines — 2.6%
500,000	Enterprise Prod. Operating LP 4.00% due 10/15/2007	489,552
400,000	Sempra Energy 4.621% due 5/17/2007	397,165
		886,717
Real Estate Investment Trust — 1.5%
505,000	Avalon Bay Communities, Inc. 6.80% due 7/15/2006	509,905
Services — 0.7%
250,000	Cendant Corp. 6.875% due 8/15/2006	252,566

Principal Amount		Value
Utilities–Electric and Water — 1.3%
$425,000	PSEG Power LLC 6.875% due 4/15/2006	$427,201
Wireline Communications — 3.0%
500,000	France Telecom 7.20% due 3/1/2006 (1)	502,006
500,000	Sprint Capital Corp. 6.00% due 1/15/2007	504,889
		1,006,895
	Total Corporate Bonds (Cost $7,661,314)	7,550,645
U.S. Government Securities — 25.5%
U.S. Government Agency Securities — 6.9%
	FHLMC
$585,000	3.15% due 12/16/2008	$559,856
375,000	3.625% due 2/15/2008	366,658
	FNMA
920,000	3.875% due 2/15/2010	890,763
520,000	4.50% due 12/1/2009	510,711
		2,327,988
U.S. Treasury Notes — 18.6%
	U.S. Treasury Notes
215,000	2.625% due 5/15/2008	206,534
765,000	3.125% due 5/15/2007	751,762
340,000	3.375% due 12/15/2008	330,637
180,000	3.75% due 5/15/2008	177,441
683,000	3.875% due 5/15/2010	670,061
884,000	4.125% due 8/15/2008	879,131
650,000	4.25% due 10/31/2007	648,095
950,000	4.25% due 11/30/2007	947,216
1,685,000	4.50% due 11/15/2010	1,694,084
		6,304,961
	Total U.S. Government Securities (Cost $8,687,812)	8,632,949
Repurchase Agreement — 4.1%
$1,382,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $1,382,633 at
	4.12%, due 1/3/2006 (3)
	(Cost $1,382,000)	$1,382,000
Total Investments — 102.1% (Cost $34,945,531)		34,510,326
Liabilities in Excess of Cash, Receivables and Other Assets — (2.1)%		(719,353)
Net Assets — 100%		$33,790,973

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees and may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $330,000 representing 1.0% of net assets.

  (1)  Floating rate note. The rate shown is the rate in effect at 12/31/2005.

  (2)  Step-up bond.

  (3)  The repurchase agreement is fully collateralized by $1,405,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $1,412,025.

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
Corporate Bonds — 94.0%
Aerospace and Defense — 1.6%
	Comm. & Power Inds., Inc.
$671,000	Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B–	$669,323
	L-3 Comms. Corp.
404,000	Sr. Sub. Nt. 6.125% due 7/15/2013	Ba3/BB+	400,970
200,000	Sr. Sub. Nt.† 6.375% due 10/15/2015	Ba3/BB+	199,500
			1,269,793
Automotive — 6.4%
	Ford Motor Credit Co.
780,000	Nt. 7.00% due 10/1/2013	Baa3/BB–	666,477
1,200,000	Sr. Nt. 7.25% due 10/25/2011	Baa3/BB–	1,036,627
	General Motors Acceptance Corp.
2,635,000	Nt. 6.75% due 12/1/2014	Ba1/BB	2,370,501
	Keystone Automotive Operations
808,000	Sr. Sub. Nt. 9.75% due 11/1/2013	Caa1/B–	698,920
	United Components, Inc.
400,000	Sr. Sub. Nt. 9.375% due 6/15/2013	B3/B	398,000
			5,170,525
Building Materials — 1.4%
	Norcraft Cos. Fin.
500,000	Sr. Sub. Nt. 9.00% due 11/1/2011	B3/B–	517,500
	Texas Inds., Inc.
570,000	Sr. Nt.† 7.25% due 7/15/2013	Ba3/BB–	591,375
			1,108,875
Chemicals — 5.5%
	Equistar Chemicals LP
1,185,000	Sr. Nt. 10.125% due 9/1/2008	B2/BB–	1,285,725
	Huntsman ICI Chemicals LLC
400,000	Sr. Sub. Nt. 10.125% due 7/1/2009	B3/B	413,000
	Huntsman Int'l. LLC
224,000	Sr. Nt. 9.875% due 3/1/2009	B2/B	236,320
	Koppers, Inc.
584,000	Sr. Nt. 9.875% due 10/15/2013	B2/B	633,640
	Lyondell Chemical Co.
372,000	Sr. Sub. Nt. 10.875% due 5/1/2009	B3/B	386,415
	Millennium America, Inc.
484,000	Sr. Nt. 9.25% due 6/15/2008	B1/BB–	522,115
	Nell AF SARL
700,000	Sr. Nt.† 8.375% due 8/15/2015	B2/B–	693,000
	Rhodia S.A.
200,000	Sr. Nt. 10.25% due 6/1/2010	B3/CCC+	219,000
			4,389,215

Principal Amount		Rating Moody's/ S&P*	Value
Construction Machinery — 2.6%
	Nationsrent, Inc.
$400,000	Sr. Sub. Nt. 9.50% due 5/1/2015	Caa1/B–	$420,000
	NMHG Hldg. Co.
140,000	Sr. Nt. 10.00% due 5/15/2009	B3/B+	149,100
	Terex Corp.
285,000	Sr. Sub. Nt. 9.25% due 7/15/2011	Caa1/B	304,237
285,000	Sr. Sub. Nt. Ser. B 10.375% due 4/1/2011	Caa1/B	302,100
	United Rentals NA, Inc.
960,000	Sr. Sub. Nt. 7.75% due 11/15/2013	Caa1/B+	936,000
			2,111,437
Consumer Products — 2.0%
	Bombardier Recreational Products
286,000	Sr. Sub. Nt. 8.375% due 12/15/2013	B3/B	286,358
	Elizabeth Arden, Inc.
410,000	Sr. Sub. Nt. 7.75% due 1/15/2014	B2/B–	414,100
	Jafra Cosmetics
539,000	Sr. Sub. Nt. 10.75% due 5/15/2011	B3/B–	590,205
	Riddell Bell Hldgs., Inc.
360,000	Sr. Sub. Nt. 8.375% due 10/1/2012	B3/B–	333,900
			1,624,563
Electric — 12.3%
	Allegheny Energy Supply
1,490,000	Nt. 7.80% due 3/15/2011	Ba3/B	1,624,100
	Edison Mission Energy
365,000	Sr. Nt. 9.875% due 4/15/2011	B1/B+	425,681
	Mission Energy Hldg.
1,840,000	Sr. Sec. Nt. 13.50% due 7/15/2008	B2/CCC+	2,134,400
	Nevada Power Co.
515,000	Mtg. Nt. Ser. L 5.875% due 1/15/2015	Ba1/BB	511,046
	Sierra Pacific Resources
1,600,000	Sr. Nt. 8.625% due 3/15/2014	B1/B–	1,731,183
	Teco Energy, Inc.
202,000	Sr. Nt. 6.75% due 5/1/2015	Ba2/BB	209,070
1,295,000	Nt. 7.00% due 5/1/2012	Ba2/BB	1,359,750
	TXU Corp.
705,000	Sr. Nt. Ser. P 5.55% due 11/15/2014	Ba1/BB+	669,634
	UtiliCorp United, Inc.
1,200,000	Sr. Nt. 7.75% due 6/15/2011	B2/B–	1,227,000
			9,891,864

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
Energy — 4.6%
	Chaparral Energy, Inc.
$190,000	Sr. Nt.† 8.50% due 12/1/2015	B3/B	$196,650
	Chesapeake Energy Corp.
318,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB	318,000
398,000	Sr. Nt. 6.625% due 1/15/2016	Ba2/BB	402,975
	Dresser, Inc.
447,000	Sr. Nt. 9.375% due 4/15/2011	B2/B–	470,467
	Encore Acquisition Co.
600,000	Sr. Sub. Nt. 7.25% due 12/1/2017	B2/B	594,000
	Newpark Resources, Inc.
700,000	Sr. Sub. Nt. Ser. B 8.625% due 12/15/2007	B2/B	700,000
	Pride Int'l., Inc.
219,000	Sr. Nt. 7.375% due 7/15/2014	Ba2/BB–	234,878
	Western Oil Sands, Inc.
298,000	Sr. Sec Nt. 8.375% due 5/1/2012	Ba2/BB+	334,877
	Whiting Petroleum Corp.
400,000	Sr. Sub. Nt.† 7.00% due 2/1/2014	B2/B–	401,000
			3,652,847
Entertainment — 0.9%
	Intrawest Corp.
720,000	Sr. Nt. 7.50% due 10/15/2013	B1/B+	729,000
Environmental — 0.4%
	Allied Waste NA, Inc.
335,000	Sr. Nt. 7.875% due 4/15/2013	B2/BB–	345,888
Food and Beverage — 3.1%
	American Seafood Group LLC
560,000	Sr. Sub. Nt. 10.125% due 4/15/2010	B3/B–	590,100
	ASG Consolidated LLC
550,000	Sr. Disc. Nt. (1) 0/11.50% due 11/1/2011	Caa1/B–	437,250
	Del Monte Corp.
618,000	Sr. Nt. 6.75% due 2/15/2015	B2/NR	602,550
	Michael Foods, Inc.
808,000	Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B–	828,200
			2,458,100
Gaming — 2.4%
	Boyd Gaming Corp.
600,000	Sr. Sub. Nt. 6.75% due 4/15/2014	B1/B+	595,500
	MGM MIRAGE, Inc.
500,000	Sr. Nt. 6.625% due 7/15/2015	Ba2/BB	498,750
400,000	Sr. Nt. 8.50% due 9/15/2010	Ba2/BB	433,500

Principal Amount		Rating Moody's/ S&P*	Value
	Station Casinos
$400,000	Sr. Sub. Nt. 6.875% due 3/1/2016	Ba3/B+	$409,000
			1,936,750
Health Care — 7.3%
	Accellent, Inc.
400,000	Sr. Nt.† 10.50% due 12/1/2013	Caa1/B–	410,000
	Coventry Health Care, Inc.
618,000	Sr. Nt. 6.125% due 1/15/2015	Ba1/BBB–	633,450
	DaVita, Inc.
560,000	Sr. Sub. Nt.† 7.25% due 3/15/2015	B3/B	567,000
	Fisher Scientific Int'l., Inc.
800,000	Sr. Sub. Nt.† 6.125% due 7/1/2015	Ba2/BB+	800,000
	Fresenius Medical Care
570,000	Capital Tr. 7.875% due 6/15/2011	B1/BB–	607,050
	HCA, Inc.
995,000	Sr. Nt. 6.30% due 10/1/2012	Ba2/BB+	999,968
	Lifecare Hldgs., Inc.
400,000	Sr. Sub. Nt.† 9.25% due 8/15/2013	Caa1/CCC+	316,000
	National Nephrology Assocs., Inc.
515,000	Sr. Sub. Nt.† 9.00% due 11/1/2011	B1/B	570,363
	Triad Hospitals, Inc.
498,000	Sr. Sub. Nt. 7.00% due 11/15/2013	B3/B+	499,245
	Vanguard Health Hldg. Co. II
400,000	Sr. Sub. Nt. 9.00% due 10/1/2014	Caa1/CCC+	425,000
			5,828,076
Home Construction — 0.8%
	K. Hovnanian Enterprises, Inc.
400,000	Sr. Nt. 6.25% due 1/15/2016	Ba1/BB	371,130
309,000	Sr. Sub. Nt. 7.75% due 5/15/2013	Ba2/B+	305,019
			676,149
Industrial–Other — 0.4%
	Da Lite Screen Co., Inc.
224,000	Sr. Nt. 9.50% due 5/15/2011	B2/B–	235,200
	Stripes Acquisition/Susser Fin.
100,000	Sr. Nt.† 10.625% due 12/15/2013	B2/B	101,500
			336,700
Insurance — 0.5%
	UnumProvident Finance Co.
400,000	Sr. Nt.† 6.85% due 11/15/2015	Ba1/BB+	416,651
Lodging — 1.6%
	Host Marriott LP
900,000	Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba2/BB–	897,750

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
	Royal Caribbean Cruises Ltd.
$400,000	Sr. Nt. 6.875% due 12/1/2013	Ba1/BB+	$423,656
			1,321,406
Media–Cable — 3.7%
	Charter Comm. Hldgs. II
1,272,000	Sr. Nt. 10.25% due 9/15/2010	Caa1/CCC–	1,265,640
	Charter Comm. Operating LLC
372,000	Sr. Nt.† 8.00% due 4/30/2012	B2/B–	370,140
	CSC Hldgs., Inc.
400,000	Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	398,000
	Insight Comm., Inc.
515,000	Sr. Disc. Nt. (1) 0/12.25% due 2/15/2011	Caa1/CCC+	538,175
	Insight Midwest LP
373,000	Sr. Nt. 10.50% due 11/1/2010	B2/B	392,116
			2,964,071
Media–NonCable — 4.8%
	Dex Media East LLC
351,000	Sr. Sub. Nt. 12.125% due 11/15/2012	B1/B	410,670
	DirecTV Hldgs. Fin.
800,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB–	782,000
181,000	Sr. Nt. 8.375% due 3/15/2013	Ba2/BB–	194,575
	EchoStar DBS Corp.
365,000	Sr. Nt. 6.375% due 10/1/2011	Ba3/BB–	351,313
295,000	Sr. Nt. 6.625% due 10/1/2014	Ba3/BB–	282,831
	Houghton Mifflin Co.
500,000	Sr. Sub. Nt. 9.875% due 2/1/2013	Caa1/B–	534,375
	R.H. Donnelley Fin. Corp. I
465,000	Sr. Sub. Nt.† 10.875% due 12/15/2012	B2/B+	524,287
	Radio One, Inc.
795,000	Sr. Nt. 6.375% due 2/15/2013	B2/B	772,144
			3,852,195
Metals and Mining — 3.1%
	Chaparral Steel Co.
400,000	Sr. Nt. 10.00% due 7/15/2013	B1/B	431,000
	Gibraltar Inds., Inc.
380,000	Sr. Sub. Nt.† 8.00% due 12/1/2015	Ba3/B+	382,850
	Massey Energy Co.
200,000	Sr. Nt.† 6.875% due 12/15/2013	B1/BB–	201,750
	Oregon Steel Mills, Inc.
1,030,000	1st Mtg. Nt. 10.00% due 7/15/2009	Ba3/B+	1,102,100

Principal Amount		Rating Moody's/ S&P*	Value
	Peabody Energy Corp.
$365,000	Sr. Nt. Ser. B 6.875% due 3/15/2013	Ba3/BB–	$379,600
			2,497,300
Natural Gas–Pipelines — 6.4%
	Atlas Pipeline Partners
200,000	Sr. Nt.† 8.125% due 12/15/2015	B1/B+	201,750
	Colorado Interstate Gas
800,000	Sr. Nt.† 6.80% due 11/15/2015	B1/B	817,420
	El Paso Natural Gas
670,000	Sr. Nt. Ser. A 7.625% due 8/1/2010	B1/B	704,558
	Holly Energy Partners LP
410,000	Sr. Nt. 6.25% due 3/1/2015	Ba3/B+	397,187
	Northwest Pipeline Corp.
208,000	Sr. Nt. 8.125% due 3/1/2010	Ba2/B+	220,480
	Semgroup LP
400,000	Sr. Nt.† 8.75% due 11/15/2015	B1/NR	409,000
	Southern Natural Gas Co.
623,000	Nt. 7.35% due 2/15/2031	B1/B	639,139
	Transcontinental Gas Pipeline Corp.
180,000	Nt. Ser. B 7.00% due 8/15/2011	Ba2/B+	187,875
	Williams Cos., Inc.
1,300,000	Sr. Nt. 7.75% due 6/15/2031	B1/B+	1,371,500
175,000	Sr. Nt. 8.125% due 3/15/2012	B1/B+	190,750
			5,139,659
Non Sovereign — 1.4%
	Gazprom OAO
900,000	Nt.† 9.625% due 3/1/2013	NR/BB	1,085,625
Noncaptive Consumer — 0.7%
	Dollar Financial Group, Inc.
559,000	Sr. Nt. 9.75% due 11/15/2011	B3/B	575,770
Packaging — 3.0%
	Ball Corp.
417,000	Sr. Nt. 6.875% due 12/15/2012	Ba2/BB	430,552
	Crown Americas
800,000	Sr. Nt.† 7.75% due 11/15/2015	B1/B	828,000
	Owens-Brockway Glass Container
400,000	Sr. Sec. Nt. 7.75% due 5/15/2011	B1/BB–	417,500
424,000	Sr. Sec. Nt. 8.875% due 2/15/2009	B1/BB–	442,550
	Silgan Hldgs., Inc.
298,000	Sr. Sub. Nt. 6.75% due 11/15/2013	B1/B+	296,510
			2,415,112

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
Paper and Forest Products — 1.5%
	Graphic Packaging Int'l., Inc.
$1,022,000	Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B–	$976,010
	Millar Western Forest
298,000	Sr. Nt. 7.75% due 11/15/2013	B2/B+	222,010
			1,198,020
Retailers — 2.9%
	J.C. Penney Co., Inc.
1,648,000	Debt. 7.95% due 4/1/2017	Ba1/BB+	1,914,218
	Rent-A-Center
400,000	Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B1/BB–	382,000
			2,296,218
Services — 0.3%
	Williams Scotsman, Inc.
200,000	Sr. Nt. 8.50% due 10/1/2015	B3/B	207,000
Technology — 1.6%
	Iron Mountain, Inc.
700,000	Sr. Sub. Nt. 8.625% due 4/1/2013	Caa1/B	729,750
	Magnachip Semiconductor
600,000	Sr. Sec. Nt. 6.875% due 12/15/2011	Ba3/B+	589,500
			1,319,250
Textile — 1.4%
	Oxford Inds., Inc.
300,000	Sr. Nt. 8.875% due 6/1/2011	B2/B	305,625
	Russell Corp.
785,000	Sr. Nt. 9.25% due 5/1/2010	B2/B	795,794
			1,101,419
Transportation — 1.0%
	Hertz Corp.
200,000	Sr. Nt.† 8.875% due 1/1/2014	B1/B	203,750
	OMI Corp.
600,000	Sr. Nt. 7.625% due 12/1/2013	B1/B+	608,250
			812,000
Wireless Communications — 4.6%
	Centennial Cell Comm. Corp.
300,000	Sr. Nt. 10.125% due 6/15/2013	B3/CCC	326,250
	Inmarsat Fin. PLC
310,000	Sr. Nt. 7.625% due 6/30/2012	B1/B	319,688
	Nextel Comm., Inc.
1,970,000	Sr. Nt. Ser. D 7.375% due 8/1/2015	Baa2/A–	2,078,976
	Nextel Partners, Inc.
350,000	Sr. Nt. 8.125% due 7/1/2011	Ba3/BB–	374,062

Principal Amount		Rating Moody's/ S&P*	Value
	Rogers Wireless, Inc.
$580,000	Sr. Sub. Nt. 8.00% due 12/15/2012	B2/B+	$614,075
			3,713,051
Wireline Communications — 3.8%
	Citizens Comm. Co.
400,000	Sr. Nt. 9.25% due 5/15/2011	Ba3/BB+	441,000
	MCI, Inc.
397,000	Sr. Nt. (2) 7.688% due 5/1/2009	Ba3/B+	409,903
	Qwest Corp.
500,000	Sr. Nt.† 7.625% due 6/15/2015	Ba3/BB	535,000
1,085,000	Sr. Nt. 7.875% due 9/1/2011	Ba3/BB	1,169,087
	U.S. West Comm.
480,000	Debt. 8.875% due 6/1/2031	Ba3/BB	501,600
			3,056,590
		Total Corporate Bonds (Cost $74,519,766)	75,501,119
Sovereign Debt Security — 1.6%
	Federative Republic of Brazil
$1,163,000	Nt. 9.25% due 10/22/2010 (Cost $1,194,209)	Ba3/BB–	$1,301,397
Indexed Security — 0.2%
	Targeted Return Index Secs. Tr.
$175,610	Ser. HY-2005-1†(2) 7.362% due 6/15/2015 (Cost $182,166)	B1/BB–	$180,439

Shares		Value
Warrant — 0.0%
	XM Satellite Radio, Inc.
330	exp. 3/15/2010 (Cost $66,660)	$14,850

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Repurchase Agreement — 3.5%
$2,772,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $2,773,269 at
	4.12%, due 1/3/2006 (3)
	(Cost $2,772,000)	$2,772,000
Total Investments — 99.3% (Cost $78,734,801)		79,769,805
Cash, Receivables, and Other Assets Less Liabilities — 0.7%		584,659
Net Assets — 100%		$80,354,464

  *  Unaudited.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $11,003,050 representing 13.7% of net assets of which $9,733,837 have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  (1)  Step-up bond.

  (2)  Floating rate note. The rate shown is the rate in effect at 12/31/2005.

  (3)  The repurchase agreement is fully collateralized by $2,815,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $2,829,075.

Glossary:

NR — Not Rated.

See notes to financial statements.

■  The Guardian Tax-Exempt Fund

Schedule of Investments

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
Municipal Bonds — 98.7%
Alabama — 1.3%
$1,000,000	Alabama 21st Century Auth. Tobacco Settlement Rev., 5.25% due 12/1/2009	Baa1/A–	$1,064,830
160,000	Alabama 21st Century Auth. Tobacco, 5.75% due 12/1/2019	Baa1/A–	170,040
			1,234,870
Alaska — 1.4%
1,300,000	Northern Tobacco Securitization Corp., 5.80% due 6/1/2012	Baa3/BBB	1,377,441
Arizona — 3.3%
1,000,000	Phoenix, AZ G.O. Ser. B, 5.375% due 7/1/2020	Aa1/AA+	1,095,840
	Salt River Proj., AZ Agric. Impt. & Pwr. Dist. Rev. Ser. A,
1,500,000	5.00% due 1/1/2028	Aa2/AA	1,590,780
500,000	5.00% due 1/1/2029	Aa2/AA	529,425
			3,216,045
Arkansas — 1.1%
1,000,000	Arkansas St. G.O. Fed. Hwy. Grant Ser. A, 5.50% due 8/1/2011	Aa2/AA	1,068,320
California — 6.9%
750,000	California Hsg. Fin. Agy. Rev. Multifamily III Ser. F, 3.53% due 2/1/2032 (1)	Aa3/AA–	750,000
1,500,000	California St. Var. Purp. G.O., 5.00% due 3/1/2028	A2/A	1,566,735
2,000,000	California St. G.O., 5.25% due 11/1/2027	A2/A	2,126,320
750,000	Golden St. Tobacco Securitization Corp. Ser. 2003-A-1, 5.00% due 6/1/2012	Baa3/BBB	781,223
1,500,000	Tobacco Securitization Auth. Northern California Rev. Ser. A-1, 5.375% due 6/1/2038	Baa3/BBB	1,500,465
			6,724,743
Connecticut — 6.3%
1,500,000	Connecticut St. G.O. Ref. Ser. C, 5.25% due 12/15/2009	Aa3/AA	1,602,735
2,000,000	Connecticut St. Health & Edl. Facs. Auth. Rev. Wesleyan Univ. Ser. F, 3.52% due 7/1/2040 (1)	Aa3/AA	2,000,000
1,000,000	Connecticut St. Special Tax Obligation Rev. Trans. Infrastructure Ser. 1, 3.52% due 9/1/2020 (1)	Aaa/AAA	1,000,000
1,500,000	Greater New Haven Wtr. Pollution Ctrl. Auth. Ser. A, 5.00% due 11/15/2030	Aaa/AAA	1,588,545
			6,191,280

Principal Amount		Rating Moody's/ S&P*	Value
Florida — 2.7%
$1,500,000	Florida St. Brd. of Ed. Lottery Rev. Ser. C, 5.25% due 7/1/2016	Aaa/AAA	$1,608,705
1,000,000	West Palm Beach, FL Cmnty. Redev. Agy. Northwood Pleasant Cmty., 5.00% due 3/1/2035	NR/A	1,015,860
			2,624,565
Georgia — 1.5%
1,000,000	Fulton Cnty., GA Dev. Auth. Rev. Georgia Tech. Foundation Ser. A, 5.125% due 11/1/2021	Aa1/AA+	1,066,960
350,000	Gainesville, GA Wtr. & Swg. Rev., 5.25% due 11/15/2018	Aaa/AAA	377,759
			1,444,719
Idaho — 1.0%
1,000,000	Ada & Canyon Cntys., ID Jt. Sch. Dist. G.O., 4.00% due 8/15/2009	Aa2/AA–	1,021,570
Illinois — 2.1%
1,500,000	Chicago, IL O'Hare Int'l. Arpt. Rev. Third Lien Ser. A, 5.00% due 1/1/2033	Aaa/AAA	1,551,255
500,000	Illinois St. G.O. Ser. B, 3.58% due 10/1/2033 (1)	Aa3/AA	500,000
			2,051,255
Indiana — 2.1%
1,000,000	Indiana Hlth. Fac. Fing. Auth. Rev. Ser. F, 5.50% due 11/15/2008	Aa2/AA	1,055,910
1,030,000	Indiania St. Hsg. & Cmnty. Dev. Auth. Rev. AMT Mtg. Ser. C-2, 5.00% due 7/1/2031	Aaa/NR	1,040,022
			2,095,932
Iowa — 1.8%
1,615,000	Tobacco Settlement Auth. IA Rev. Ser. B ETM, 5.50% due 6/1/2011	Baa3/AAA	1,754,536
Kansas — 2.5%
1,300,000	Kansas St. Dev. Fin. Auth. Lease, 5.125% due 4/1/2022	Aaa/AAA	1,391,351
1,000,000	Wyandotte Cnty., Kansas City, KS Impt. Ser. B, 5.00% due 9/1/2028	Aaa/AAA	1,046,410
			2,437,761
Kentucky — 1.4%
1,250,000	Kentucky St. Ppty. & Bldgs. Commn. Rev., 5.00% due 8/1/2025	Aaa/AAA	1,320,038
Maryland — 1.1%
1,000,000	Prince Georges Cnty., MD Indl. Dev. Auth. Ref., 5.00% due 6/30/2019	Aaa/AAA	1,069,480

See notes to financial statements.

■  The Guardian Tax-Exempt Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
Massachusetts — 6.4%
$2,000,000	Massachusetts St. Cons. Ln. Ser. C, 5.00% due 9/1/2025	Aa2/AA	$2,109,560
1,500,000	Massachusetts St. Hsg. Fin. Agy. Ser. B, 5.00% due 6/1/2030	Aa3/AA–	1,533,600
1,550,000	Massachusetts St. Hsg. Fin. Agy. Rev. AMT Ser. H, 5.00% due 12/1/2028	Aa3/AA–	1,561,501
1,000,000	Massachusetts St. Wtr. Resources Auth. Rev. Ser. A, 5.00% due 8/1/2029	Aaa/AAA	1,049,710
			6,254,371
Minnesota — 5.4%
2,000,000	Minnesota St. Muni. Power Agy. Electric, 5.25% due 10/1/2024	A3/NR	2,117,620
1,500,000	Rochester, MN Waste Wtr. Ser. A G.O., 5.00% due 2/1/2026	Aaa/AAA	1,590,870
1,500,000	St. Paul, MN Port Auth. Lease Rev., 5.125% due 12/1/2027	Aa2/AA+	1,581,105
			5,289,595
Missouri — 2.2%
1,000,000	Camdenton, MO Reorganized Sch. Dist. Ref. & Impt. G.O., 5.25% due 3/1/2024	Aaa/AAA	1,080,650
1,000,000	Missouri St. Hwys. & Trans. Commn. St. Rd. Rev. Ser. A, 5.00% due 2/1/2008	Aaa/AAA	1,035,380
			2,116,030
New Hampshire — 1.6%
1,500,000	New Hampshire St. Hsg. Fin. Auth. Rev. AMT Mtg. Acquisition Ser. E, 5.00% due 7/1/2030	Aa2/NR	1,518,405
New Jersey — 1.9%
1,735,000	Tobacco Settlement Fin. Corp., 5.50% due 6/1/2012	Baa3/BBB	1,815,816
New York — 8.9%
1,255,000	New York City Indl. Dev. Agy., 5.25% due 3/1/2018	Aaa/AAA	1,356,580
2,000,000	New York St. Environmental Facs., 5.00% due 6/15/2025	Aaa/AAA	2,120,440
1,500,000	New York St. Urban Dev. Corp., 5.25% due 1/1/2021	NR/AA–	1,570,395
2,000,000	New York, NY City Tran. Fin. Auth. Ref. Sub. Ser. A-2, 5.00% due 11/1/2008	Aa2/AAA	2,089,720
1,500,000	Sales Tax Asset Receivable Corp. Ser. A Rev., 5.00% due 10/15/2029	Aaa/AAA	1,586,115
			8,723,250

Principal Amount		Rating Moody's/ S&P*	Value
North Carolina — 12.8%
$1,345,000	Appalachian St. Univ. NC Rev. Ref., 5.00% due 7/15/2025	Aaa/NR	$1,422,257
2,000,000	Fayetteville, NC Pub. Wks. Commn. Rev. Nts., 3.55% due 1/15/2008	Aaa/AAA	2,012,060
3,300,000	North Carolina Educ. Facs. Fin. Agy. Rev. Duke Univ. Proj. Ser. B, 3.49% due 12/1/2021 (1)	Aa1/AA+	3,300,000
1,500,000	North Carolina St. Ref. G.O., 5.00% due 3/1/2010	Aa1/AAA	1,594,005
2,000,000	North Carolina St. Univ., NC Raleigh Rev. General Ser. A, 5.00% due 10/1/2024	Aaa/AAA	2,129,980
1,975,000	Wilmington, NC Wtr. & Swr. Sys. Rev. Ref. 5.00% due 6/1/2030	Aaa/AAA	2,073,157
			12,531,459
Ohio — 3.4%
2,000,000	Ohio St. Bldg. Auth. Ref. St. Facs. Hwy., 5.00% due 10/1/2010	Aaa/AAA	2,137,060
1,050,000	Univ. of Cincinnati, OH General Rcpts. Ser. A, 5.50% due 6/1/2011	Aaa/AAA	1,153,656
			3,290,716
Pennsylvania — 3.7%
1,500,000	Bradford Cnty., PA Solid Waste Disp. Rev. Ref. AMT Ser. B, 5.20% due 12/1/2019	Baa3/BBB	1,511,475
2,000,000	Pennsylvania St. Ref. Second Ser., 5.00% due 10/1/2009	Aaa/AAA	2,116,400
			3,627,875
Puerto Rico — 6.5%
1,500,000	Puerto Rico Comwlth. Pub. Impt. G.O. Ser. A, 5.00% due 7/1/2029	Aaa/AAA	1,577,280
2,000,000	Puerto Rico Comwlth. Hwy. & Transitional Auth. Rev. Ser. K, 5.00% due 7/1/2019	Baa2/BBB+	2,092,260
1,000,000	Puerto Rico Muni. Fin. Agency Ser. A, 5.25% due 8/1/2021	Aaa/AAA	1,082,390
1,500,000	Puerto Rico Pub. Bldgs. Auth. Rev. Gov't. Facs. Ser. I, 5.50% due 7/1/2020	Baa2/BBB	1,620,240
			6,372,170
South Carolina — 4.9%
350,000	Charleston Cnty., SC Sch. Dist. Ref. Ser. B, 5.00% due 2/1/2016	Aa1/AA	371,598
1,250,000	Charleston, SC Wtrwks. & Swr. Rev., 5.25% due 1/1/2018	Aa3/AA–	1,346,150

See notes to financial statements.

■  The Guardian Tax-Exempt Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody's/ S&P*	Value
$1,000,000	Mount Pleasant, SC Wtr. & Swr. Rev. Ref. & Impt., 5.25% due 12/1/2019	Aaa/AAA	$1,085,410
2,000,000	Piedmont Muni. Power Agy. SC Electric Rev. Ref. Ser. B, 3.45% due 1/1/2019 (1)	Aaa/Aa	2,000,000
			4,803,158
Virginia — 1.6%
1,430,000	Newport News, VA Gen. Impt. Ser. D, 5.00% due 12/1/2022	Aa2/AA	1,527,354
Washington — 2.9%
1,250,000	Snohomish Cnty., WA G.O., 5.375% due 12/1/2019	Aaa/AAA	1,351,850
1,500,000	Univ. of Washington Univ. Rev. General Ser. A Rev., 3.52% due 12/1/2036 (1)	Aaa/AAA	1,500,000
			2,851,850
		Total Municipal Bonds (Cost $94,716,670)	96,354,604

Total Investments — 98.7% (Cost $94,716,670)	96,354,604
Cash, Receivables, and Other Assets Less Liabilities — 1.3%	1,220,266
Net Assets — 100%	$97,574,870

  *  Unaudited.

  (1)  Variable rate demand notes.

Glossary of Terms:

G.O. — General Obligation.

AMT — Alternative Minimum Tax.

NR — Not Rated.

See notes to financial statements.

■  The Guardian Cash Management Fund

Schedule of Investments

December 31, 2005

Principal Amount		Value
Corporate Bonds — 5.9%
Capital Markets — 1.1%
	Goldman Sachs Group LP
$3,500,000	6.34% due 3/1/2006	$3,514,900
1,000,000	6.75% due 2/15/2006 (1)	1,003,271
		4,518,171
Conglomerates — 1.2%
5,000,000	General Electric Capital Corp. 5.35% due 3/30/2006	5,014,173
Diversified Financial Services — 1.2%
5,000,000	CIT Group, Inc. 6.50% due 2/7/2006	5,013,139
Financial — 1.2%
5,000,000	Lehman Brothers Hldgs., Inc. 6.25% due 5/15/2006	5,030,566
Financial–Other — 1.2%
5,000,000	Countrywide Home Loans, Inc. (2) 4.243% due 4/12/2006	5,000,036
100,000	Societe Generale NA (2) 4.04% due 7/27/2006	99,655
		5,099,691
	Total Corporate Bonds (Cost $24,675,740)	24,675,740
Certificates of Deposit (2) — 3.6%
$5,000,000	Barclays Bank PLC 4.33% due 4/18/2006	$4,999,557
5,000,000	Societe Generale NA 4.29% due 6/7/2006	5,000,000
5,000,000	Wells Fargo Bank NA 4.31% due 11/20/2006	5,000,000
	Total Certificates of Deposit (Cost $14,999,557)	14,999,557
U.S. Government Security — 1.2%
U.S. Government Agency Security — 1.2%
$5,000,000	FNMA 2.75% due 5/10/2006 (Cost $4,969,859)	$4,969,859
Commercial Paper — 64.8%
ASSET BACKED — 3.6%
$5,000,000	Barton Capital Corp. 4.30% due 1/20/2006	$4,988,652
5,000,000	Surrey Funding Corp. 4.25% due 1/5/2006	4,997,639
5,000,000	Barton Capital Corp. 4.35% due 3/3/2006	4,963,146
	TOTAL ASSET BACKED	14,949,437
FINANCIAL — 21.8%
Capital Markets — 2.5%
$5,000,000	Goldman Sachs Group LP 4.31% due 1/17/2006	$4,990,422
5,550,000	J.P. Morgan Chase 4.25% due 1/11/2006	5,543,448
		10,533,870

Principal Amount		Value
Diversified Financial Services — 1.2%
$5,000,000	Credit Suisse First Boston 4.30% due 2/28/2006	$4,965,361
Finance Companies — 1.2%
5,000,000	Danske Corp. 4.26% due 1/19/2006	4,989,350
Financial–Banks — 7.4%
5,000,000	Abbey National NA LLC 4.21% due 1/3/2006	4,998,831
10,000,000	BNP Paribas Finance 4.225% due 1/30/2006	9,965,965
6,000,000	Dexia Delaware 4.25% due 2/7/2006	5,973,792
	UBS Finance LLC
5,000,000	4.135% due 1/3/2006	4,998,851
5,000,000	4.435% due 4/28/2006	4,927,931
		30,865,370
Financial–Other — 9.5%
10,000,000	American General Fin. Corp. 4.29% due 2/6/2006	9,957,100
5,000,000	Barclays US Fdg. LLC 4.34% due 2/13/2006	4,974,081
	Bear Stearns Co., Inc.
5,000,000	4.05% due 1/11/2006	4,994,375
5,000,000	4.37% due 3/30/2006	4,946,589
	Cooperative Association of Tractor Dealers
5,000,000	4.35% due 1/18/2006	4,989,729
5,000,000	4.30% due 2/3/2006	4,980,292
5,000,000	Govco, Inc. 4.38% due 3/14/2006	4,956,200
		39,798,366
	TOTAL FINANCIAL	91,152,317
INDUSTRIAL — 39.4%
Automotive — 8.3%
$10,000,000	American Honda Fin. Corp. 4.22% due 1/4/2006	$9,996,483
	BMW US Capital LLC
10,000,000	4.23% due 1/9/2006	9,990,600
5,000,000	4.28% due 1/20/2006	4,988,706
10,000,000	Toyota Motor Credit Corp. 4.32% due 2/10/2006	9,952,000
		34,927,789
Beverages — 3.6%
5,000,000	Atlantic Industries 4.20% due 1/17/2006	4,990,667
5,000,000	Concentrate Mfg. Co. 4.22% due 1/13/2006	4,992,966
5,000,000	Concentrate Mfg. Corp. 4.26% due 1/27/2006	4,984,617
		14,968,250
Diversified Manufacturing — 4.7%
10,000,000	Eaton Corp. 4.26% due 1/3/2006	9,997,634
5,000,000	Siemens Capital Corp 4.34% due 3/10/2006	4,959,011
5,000,000	Siemens Capital Corp. 4.36% due 3/17/2006	4,954,583
		19,911,228

See notes to financial statements.

■  The Guardian Cash Management Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value
Electronic Equipment and Instruments — 2.4%
$10,000,000	Hitachi America 4.26% due 1/10/2006	$9,989,350
Food Products — 2.4%
5,000,000	Hershey Foods Corp. 4.23% due 1/23/2006	4,987,075
5,000,000	Nestle Capital Corp. 4.03% due 1/18/2006	4,990,485
		9,977,560
Health Care Equipment and Supplies — 1.2%
5,000,000	Medtronic, Inc. 4.25% due 1/18/2006	4,989,965
Health Care Providers and Services — 2.4%
10,000,000	United Healthcare Corp. 4.20% due 2/6/2006	9,958,000
Metals and Mining — 2.4%
10,000,000	Alcoa, Inc. 4.15% due 1/3/2006	9,997,694
Personal Products — 2.4%
10,000,000	L'Oreal USA, Inc. 4.31% due 1/11/2006	9,988,028
Pharmaceuticals — 4.8%
10,000,000	Alcon Fin. 4.25% due 1/24/2006	9,972,847
10,000,000	Novartis 4.29% due 1/5/2006	9,995,234
		19,968,081
Utilities–Electric and Water — 4.8%
10,000,000	National Rural Utilities Coop. Fin. 4.26% due 1/20/2006	9,977,517
10,000,000	Southern Co. 4.26% due 1/20/2006	9,977,516
		19,955,033
	TOTAL INDUSTRIAL	164,630,978
	Total Commercial Paper (Cost $270,732,732)	270,732,732
Taxable Municipal Securities — 20.3%
California — 3.7%
$7,465,000	California Housing Fin. Agency 4.45% due 1/4/2006 (2)	$7,465,000
8,100,000	Sacramento Cnty., CA 4.45% due 1/4/2006 (2)	8,100,000
		15,565,000
Colorado — 2.9%
12,230,000	Colorado Housing & Fin. Auth. 4.45% due 1/4/2006 (2)	12,230,000
Connecticut — 1.9%
8,000,000	Connecticut St. Housing & Fin. Auth. 4.38% due 1/5/2006 (2)	8,000,000
Michigan — 1.0%
4,000,000	Michigan St. Housing Dev. Auth. 4.45% due 1/4/2006 (2)	4,000,000
New York — 5.7%
16,355,000	New York City Trans. 4.45% due 1/4/2006 (2)	16,355,000

Principal Amount		Value
$7,385,000	New York St. Dormitory Auth. Rev. 4.46% due 1/5/2006 (2)	$7,385,000
		23,740,000
Utah — 4.4%
	Utah Housing Corp. Single Family
5,895,000	4.45% due 1/4/2006 (2)	5,895,000
6,055,000	4.45% due 1/4/2006 (2)	6,055,000
6,320,000	Utah St. Housing Fin. Agency 4.45% due 1/4/2006	6,320,000
		18,270,000
Washington — 0.7%
2,795,000	Seattle, WA 4.24% due 8/30/2006 (2)	2,795,000
	Total Taxable Municipal Securities (Cost $84,600,000)	84,600,000
Repurchase Agreement — 4.2%
$17,449,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 12/30/2005, maturity
	value of $17,456,988
	4.12%, due 1/3/2006 (3)
	(Cost $17,449,000)	$17,449,000
Total Investments — 100.0% (Cost $417,426,888)		417,426,888
Liabilities in Excess of Cash, Receivables and Other Assets — 0.0%		(69,733)
Net Assets — 100%		$417,357,155

  (1)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees and may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $1,003,271 representing 0.2% of net assets.

  (2)  Floating rate note. The rate shown is the rate in effect at 12/31/2005.

  (3)  The repurchase agreement is fully collateralized by $17,710,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $17,798,550.

See notes to financial statements.

(This page intentionally left blank)

■  The Park Avenue Portfolio

Statements of Assets and Liabilities

December 31, 2005

	The Guardian Park Avenue Fund	The Guardian UBS Large Cap Value Fund	The Guardian Park Avenue Small Cap Fund	The Guardian UBS Small Cap Value Fund	The Guardian Asset Allocation Fund	The Guardian S&P 500 Index Fund	The Guardian Baillie Gifford International Growth Fund
ASSETS
Investments, at identified cost (includes majority-owned subsidiary of $128,834,860 for GAAF)	$780,939,996	$71,983,914	$156,466,779	$38,563,275	$139,542,068	$169,384,703	$43,589,871
Investments, at market — Note 1 (includes majority- owned subsidiary of $127,313,627 for GAAF)	881,058,702	93,734,976	168,595,131	44,691,435	138,049,818	184,974,018	63,981,463
Cash	892	4	976	982	564	106,773	325
Foreign currency (cost $178 GBGIF and $198,280 GBGEMF, respectively)	—	—	—	—	—	—	180
Receivable for securities sold	13,186,033	—	30,737	369,462	—	—	—
Dividends receivable	715,061	123,431	219,376	43,019	6,953	239,728	71,390
Receivable for fund shares sold	167,018	6,414	34,263	12,426	19,434	25,414	19,964
Interest receivable	429	340	319	275	970	630	171
Receivable for variation margin — Note 1	—	—	—	—	34,450	—	—
Dividend reclaim receivable	—	—	—	—	—	—	10,365
Principal paydowns receivable	—	—	—	—	—	—	—
Other assets	23,717	1,767	4,788	1,067	3,299	4,264	1,309
Total Assets	895,151,852	93,866,932	168,885,590	45,118,666	138,115,488	185,350,827	64,085,167
LIABILITIES
Payable for securities purchased	10,529,459	—	832,322	299,644	—	—	53,237
Payable for fund shares redeemed	2,569,618	87,636	765,691	9,900	378,178	78,455	146,444
Accrued expenses	392,371	58,637	94,247	52,350	86,100	87,582	91,756
Payable for variation margin — Note 1	—	—	—	—	—	10,600	—
Accrued foreign capital gains tax	—	—	—	—	—	—	—
Payable for forward mortgage securities purchased — Note 6	—	—	—	—	—	—	—
Distributions payable	—	—	—	—	47	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—	135
Due to GIS	593,336	121,642	164,592	64,391	30,141	98,350	25,259
Total Liabilities	14,084,784	267,915	1,856,852	426,285	494,466	274,987	316,831
Net Assets	$881,067,068	$93,599,017	$167,028,738	$44,692,381	$137,621,022	$185,075,840	$63,768,336
COMPONENTS OF NET ASSETS
Shares of beneficial interest, at par	$274,218	$71,755	$102,498	$37,962	$116,394	$216,459	$42,780
Additional paid-in capital	1,381,082,848	70,238,241	148,336,128	37,638,399	189,823,641	265,624,098	78,250,613
Undistributed/(distribution in excess of) net investment income/(accumulated net investment loss)	4,499,868	1,567	—	—	1,208,270	28,156	(80,602)
Accumulated net realized gain/(loss) on investments and foreign currency related transactions	(604,908,572)	1,536,392	6,461,760	887,860	(52,115,115)	(96,359,648)	(34,834,384)
Net unrealized appreciation/(depreciation) of investments and foreign currency related transactions	100,118,706	21,751,062	12,128,352	6,128,160	(1,412,168)	15,566,775	20,389,929
Net Assets	$881,067,068	$93,599,017	$167,028,738	$44,692,381	$137,621,022	$185,075,840	$63,768,336
NET ASSETS
Class A	$796,033,981	$27,050,078	$132,245,735	$13,038,057	$97,665,002	$149,718,801	$39,786,087
Class B	$69,158,875	$22,643,431	$12,970,948	$10,369,024	$21,199,730	$12,913,280	$5,518,327
Class C	$6,357,613	$21,004,643	$9,536,493	$9,852,478	$8,485,501	$9,369,865	$7,659,530
Class K	$9,516,599	$22,900,865	$12,275,562	$11,432,822	$10,270,789	$13,073,894	$10,804,392
Shares of Beneficial Interest Outstanding — $0.01 Par Value
Class A	24,678,265	2,070,158	7,978,357	1,091,517	8,246,044	17,505,424	2,603,338
Class B	2,237,433	1,739,614	868,025	893,059	1,803,235	1,512,828	401,645
Class C	209,020	1,613,563	643,881	848,739	721,996	1,098,684	554,329
Class K	297,099	1,752,145	759,586	962,914	868,154	1,528,921	718,708
Net Asset Value Per Share
Class A	$32.26	$13.07	$16.58	$11.94	$11.84	$8.55	$15.28
Class B	$30.91	$13.02	$14.94	$11.61	$11.76	$8.54	$13.74
Class C	$30.42	$13.02	$14.81	$11.61	$11.75	$8.53	$13.82
Class K	$32.03	$13.07	$16.16	$11.87	$11.83	$8.55	$15.03
Maximum Offering Price Per Share
Class A (Net Asset Value x 104.71%)*	$33.78	$13.69	$17.36	$12.50	$12.40	$8.95	$16.00
Class A (Net Asset Value x 103.09%)*	—	—	—	—	—	—	—

  *  Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

  **  No load is charged on Class A shares.

See notes to financial statements.

	The Guardian Baillie Gifford Emerging Markets Fund	The Guardian Investment Quality Bond Fund	The Guardian Low Duration Bond Fund	The Guardian High Yield Bond Fund	The Guardian Tax-Exempt Fund	The Guardian Cash Management Fund
ASSETS
Investments, at identified cost (includes majority-owned subsidiary of $128,834,860 for GAAF)	$112,821,174	$143,428,946	$34,945,531	$78,734,801	$94,716,670	$417,426,888
Investments, at market — Note 1 (includes majority- owned subsidiary of $127,313,627 for GAAF)	175,250,927	142,928,502	34,510,326	79,769,805	96,354,604	417,426,888
Cash	21	74,410	59,407	86,358	375,652	109,425
Foreign currency (cost $178 GBGIF and $198,280 GBGEMF, respectively)	201,772	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—	—
Dividends receivable	292,239	—	—	—	—	—
Receivable for fund shares sold	166,587	38,056	1,797	6,791	51,070	677,392
Interest receivable	14	1,073,600	262,012	1,451,289	945,516	1,156,919
Receivable for variation margin — Note 1	—	—	—	—	—	—
Dividend reclaim receivable	—	—	—	—	—	—
Principal paydowns receivable	—	59,864	—	—	—	—
Other assets	2,566	3,405	809	2,081	2,278	11,069
Total Assets	175,914,126	144,177,837	34,834,351	81,316,324	97,729,120	419,381,693
LIABILITIES
Payable for securities purchased	—	899,780	951,767	782,770	—	—
Payable for fund shares redeemed	406,673	240,038	9,863	29,587	26,200	1,568,588
Accrued expenses	135,474	82,535	48,272	64,321	50,424	173,192
Payable for variation margin — Note 1	—	—	—	—	—	—
Accrued foreign capital gains tax	201,987	—	—	—	—	—
Payable for forward mortgage securities purchased — Note 6	—	10,347,113	—	—	—	—
Distributions payable	544	90,879	293	10,516	8,937	3,937
Unrealized depreciation on forward foreign currency contracts	18	—	—	—	—	—
Due to GIS	63,285	102,804	33,183	74,666	68,689	278,821
Total Liabilities	807,981	11,763,149	1,043,378	961,860	154,250	2,024,538
Net Assets	$175,106,145	$132,414,688	$33,790,973	$80,354,464	$97,574,870	$417,357,155
COMPONENTS OF NET ASSETS
Shares of beneficial interest, at par	$92,808	$135,659	$34,574	$109,339	$97,798	$4,173,572
Additional paid-in capital	108,184,350	133,074,213	34,558,447	95,638,079	95,790,850	413,183,583
Undistributed/(distribution in excess of) net investment income/(accumulated net investment loss)	76,611	—	—	—	—	—
Accumulated net realized gain/(loss) on investments and foreign currency related transactions	4,519,947	(294,740)	(366,843)	(16,427,958)	48,288	—
Net unrealized appreciation/(depreciation) of investments and foreign currency related transactions	62,232,429	(500,444)	(435,205)	1,035,004	1,637,934	—
Net Assets	$175,106,145	$132,414,688	$33,790,973	$80,354,464	$97,574,870	$417,357,155
NET ASSETS
Class A	$121,194,422	$99,230,062	$9,315,552	$48,245,895	$86,514,612	$396,012,002
Class B	$13,494,699	$13,925,391	$8,317,349	$9,874,119	—	$5,029,977
Class C	$17,895,327	$10,008,481	$7,730,075	$10,462,572	$11,060,258	$6,232,500
Class K	$22,521,697	$9,250,754	$8,427,997	$11,771,878	—	$10,082,676
Shares of Beneficial Interest Outstanding — $0.01 Par Value
Class A	6,284,769	10,166,350	953,183	6,564,247	8,671,235	396,012,002
Class B	776,989	1,427,082	850,977	1,344,102	—	5,029,977
Class C	1,026,264	1,025,635	790,899	1,424,483	1,108,591	6,232,500
Class K	1,192,747	946,809	862,302	1,601,113	—	10,082,676
Net Asset Value Per Share
Class A	$19.28	$9.76	$9.77	$7.35	$9.98	$1.00
Class B	$17.37	$9.76	$9.77	$7.35	—	$1.00
Class C	$17.44	$9.76	$9.77	$7.34	$9.98	$1.00
Class K	$18.88	$9.77	$9.77	$7.35	—	$1.00
Maximum Offering Price Per Share
Class A (Net Asset Value x 104.71%)*	$20.19	$10.22	—	$7.70	$10.45	N/A**
Class A (Net Asset Value x 103.09%)*	—	—	$10.07	—	—	—

■  The Park Avenue Portfolio

Statements of Operations

Year Ended December 31, 2005

	The Guardian Park Avenue Fund	The Guardian UBS Large Cap Value Fund	The Guardian Park Avenue Small Cap Fund	The Guardian UBS Small Cap Value Fund	The Guardian Asset Allocation Fund	The Guardian S&P 500 Index Fund	The Guardian Baillie Gifford International Growth Fund
INVESTMENT INCOME
Dividends (includes $1,685,757 from a majority-owned subsidiary for GAAF)	$21,330,460	$1,929,619	$1,885,829	$617,768	$1,978,627	$3,275,518	$1,482,242
Interest	227,066	41,166	94,462	38,061	126,495	132,257	16,469
Less: Foreign tax withheld	(8,902)	—	(937)	(123)	—	—	(144,488)
Total Income	21,548,624	1,970,785	1,979,354	655,706	2,105,122	3,407,775	1,354,223
	Expenses:
Investment advisory fees — Note 2	4,837,778	744,415	1,402,203	439,534	947,398	451,587	462,607
Administrative fees — Class A — Note 2	1,704,314	63,350	368,952	32,698	257,993	366,874	89,663
Administrative fees — Class B — Note 2	235,890	55,018	45,125	25,695	61,347	32,669	14,260
Administrative fees — Class C — Note 2	15,587	51,176	23,773	24,329	20,946	23,354	17,206
Administrative fees — Class K — Note 2	22,163	54,677	29,551	27,162	24,098	28,690	23,436
12b-1 fees — Class B — Note 2	707,670	165,053	135,374	77,084	184,042	98,006	42,782
12b-1 fees — Class C — Note 2	46,760	153,527	71,320	72,985	62,838	70,061	51,617
12b-1 fees — Class K — Note 2	35,460	87,484	47,282	43,460	38,557	45,905	37,497
Transfer agent fees — Class A	1,202,773	36,292	155,407	37,190	138,980	48,822	81,001
Transfer agent fees — Class B	331,775	31,685	56,060	30,333	52,918	37,289	37,968
Transfer agent fees — Class C	31,631	29,160	30,985	29,190	30,220	31,217	29,365
Transfer agent fees — Class K	2,758	2,352	3,084	2,194	1,979	5,462	2,079
Custodian fees	185,080	100,628	124,545	90,816	102,672	150,436	230,772
Printing expense	148,214	16,836	30,579	10,081	24,950	27,427	12,489
Trustees' fees — Note 2	107,683	9,610	21,045	4,715	15,757	18,592	3,195
Registration fees	79,702	32,778	54,562	33,581	50,639	70,951	51,265
Insurance expense	67,768	6,450	12,881	3,269	10,418	10,974	3,903
Legal fees	36,155	3,700	8,804	2,182	5,907	8,181	3,944
Audit fees	29,398	23,982	23,927	23,926	23,926	23,928	32,021
Loan commitment fees — Note 8	18,531	1,622	3,596	809	2,724	3,146	762
Interest expense on reverse repurchase agreements	—	—	—	—	—	—	—
Other	2,264	620	457	474	930	455	631
Total Expenses before waivers/reimbursements and Custody credits	9,849,354	1,670,415	2,649,512	1,011,707	2,059,239	1,554,026	1,228,463
Less: Expenses waived and reimbursed by investment adviser — Note 2	—	—	—	—	(1,165,112)	(382,690)	—
Custody credits — Note 1	—	—	—	—	—	—	—
Expenses Net of Waivers/Reimbursements and Custody credits	9,849,354	1,670,415	2,649,512	1,011,707	894,127	1,171,336	1,228,463
Net Investment Income/(Loss)	11,699,270	300,370	(670,158)	(356,001)	1,210,995	2,236,439	125,760
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES — NOTE 3
Net realized gain/(loss) on investments — Note 1	85,603,277	9,230,191	21,956,703	6,579,020	(110,973)	(100,250)	5,647,701
Net realized gain on futures contracts	—	—	—	—	159,482	127,300	—
Net realized loss on sales of affiliated underlying funds	—	—	—	—	(268,895)	—	—
Net realized loss on foreign currency related transactions — Note 1	—	—	—	—	—	—	(32,055)
Net change in unrealized appreciation/(depreciation) on investments — Note 3	(68,370,583)	(1,936,794)	(24,814,340)	(4,830,288)	4,085,766	5,775,072	2,706,615
Unrealized foreign capital gains tax	—	—	—	—	—	—	—
Net change in unrealized appreciation of futures contracts — Note 1	—	—	—	—	(52,257)	(128,411)	—
Net change in unrealized appreciation/(depreciation) from translation of other assets and liabilities denominated in foreign currencies — Note 1	—	—	—	—	—	—	(5,304)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies	17,232,694	7,293,397	(2,857,637)	1,748,732	3,813,123	5,673,711	8,316,957
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$28,931,964	$7,593,767	$(3,527,795)	$1,392,731	$5,024,118	$7,910,150	$8,442,717

See notes to financial statements.

	The Guardian Baillie Gifford Emerging Markets Fund	The Guardian Investment Quality Bond Fund	The Guardian Low Duration Bond Fund	The Guardian High Yield Bond Fund	The Guardian Tax-Exempt Fund	The Guardian Cash Management Fund
INVESTMENT INCOME
Dividends (includes $1,685,757 from a majority-owned subsidiary for GAAF)	$3,641,300	—	—	—	—	—
Interest	43,418	$6,508,758	$1,270,762	$6,100,071	$4,158,386	$14,431,664
Less: Foreign tax withheld	(360,762)	—	—	—	—	—
Total Income	3,323,956	6,508,758	1,270,762	6,100,071	4,158,386	14,431,664

Investment advisory fees — Note 2	1,286,911	695,231	152,327	506,342	479,694	2,244,962
Administrative fees — Class A — Note 2	211,434	259,072	23,704	132,829	212,578	1,063,372
Administrative fees — Class B — Note 2	30,345	37,809	21,218	24,617	—	16,035
Administrative fees — Class C — Note 2	35,633	26,341	19,337	25,585	27,269	17,657
Administrative fees — Class K — Note 2	44,315	24,393	20,367	27,945	—	25,417
12b-1 fees — Class B — Note 2	91,035	113,428	63,655	73,851	—	48,107
12b-1 fees — Class C — Note 2	106,900	79,023	58,011	76,756	81,809	52,970
12b-1 fees — Class K — Note 2	70,904	39,029	32,587	44,711	—	40,667
Transfer agent fees — Class A	54,964	72,115	31,767	34,954	37,023	365,022
Transfer agent fees — Class B	34,156	36,804	29,701	32,278	—	17,906
Transfer agent fees — Class C	31,194	30,336	29,367	29,744	29,626	6,871
Transfer agent fees — Class K	1,841	3,039	1,174	1,555	—	8,768
Custodian fees	465,290	128,280	75,649	101,472	74,845	132,394
Printing expense	18,681	22,986	9,782	16,228	15,321	59,404
Trustees' fees — Note 2	11,741	14,885	3,452	9,100	9,934	48,392
Registration fees	52,476	50,097	46,201	57,053	24,124	47,392
Insurance expense	6,631	9,956	2,689	5,589	6,337	29,762
Legal fees	5,412	3,681	1,558	3,957	4,400	12,085
Audit fees	32,021	23,928	26,020	29,503	23,927	23,153
Loan commitment fees — Note 8	2,088	2,498	596	1,525	1,681	—
Interest expense on reverse repurchase agreements	—	943	—	—	—	—
Other	528	460	504	777	1,171	479
Total Expenses before waivers/reimbursements and Custody credits	2,594,500	1,674,334	649,666	1,236,371	1,029,739	4,260,815
Less: Expenses waived and reimbursed by investment adviser — Note 2	—	(260,013)	(224,560)	(323,413)	(117,606)	(320,259)
Custody credits — Note 1	—	—	—	—	(14,128)	—
Expenses Net of Waivers/Reimbursements and Custody credits	2,594,500	1,414,321	425,106	912,958	898,005	3,940,556
Net Investment Income/(Loss)	729,456	5,094,437	845,656	5,187,113	3,260,381	10,491,108
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES — NOTE 3
Net realized gain/(loss) on investments — Note 1	10,680,866	262,547	(304,320)	1,283,425	2,344,289	—
Net realized gain on futures contracts	—	—	—	—	—	—
Net realized loss on sales of affiliated underlying funds	—	—	—	—	—	—
Net realized loss on foreign currency related transactions — Note 1	(338,391)	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) on investments — Note 3	35,202,625	(2,690,899)	(232,687)	(3,918,482)	(1,962,673)	—
Unrealized foreign capital gains tax	(158,403)	—	—	—	—	—
Net change in unrealized appreciation of futures contracts — Note 1	—	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) from translation of other assets and liabilities denominated in foreign currencies — Note 1	2,086	—	—	—	—	—
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies	45,388,783	(2,428,352)	(537,007)	(2,635,057)	381,616	—
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$46,118,239	$2,666,085	$308,649	$2,552,056	$3,641,997	$10,491,108

■  The Park Avenue Portfolio

Statements of Changes in Net Assets

	The Guardian Park Avenue Fund		The Guardian UBS Large Cap Value Fund		The Guardian Park Avenue Small Cap Fund		The Guardian UBS Small Cap Value Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income/(loss)	$11,699,270	$9,874,920	$300,370	$217,881	$(670,158)	$(1,699,438)	$(356,001)	$(277,382)
Net realized gain/(loss) on investments and foreign currency related transactions	85,603,277	43,914,493	9,230,191	5,880,973	21,956,703	36,997,666	6,579,020	4,594,611
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	(68,370,583)	5,480,778	(1,936,794)	5,118,409	(24,814,340)	(6,630,509)	(4,830,288)	2,797,353
Net Increase/(Decrease) in Net Assets Resulting from Operations	28,931,964	59,270,191	7,593,767	11,217,263	(3,527,795)	28,667,719	1,392,731	7,114,582
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(8,770,151)	(12,988,844)	(209,073)	(130,775)	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class K	(81,418)	(97,044)	(116,217)	(61,348)	—	—	—	—
Net realized gain on investments and foreign currency related transactions
Class A	—	—	(2,541,630)	(2,047,005)	(20,505,404)	(20,434,106)	(1,667,186)	(1,668,270)
Class B	—	—	(2,146,014)	(1,934,103)	(2,470,625)	(2,882,448)	(1,353,648)	(1,424,466)
Class C	—	—	(1,987,994)	(1,856,823)	(1,564,893)	(1,179,600)	(1,283,764)	(1,360,553)
Class K	—	—	(2,149,631)	(1,898,407)	(1,807,918)	(1,406,422)	(1,454,574)	(1,415,192)
Total Dividends and Distributions to Shareholders	(8,851,569)	(13,085,888)	(9,150,559)	(7,928,461)	(26,348,840)	(25,902,576)	(5,759,172)	(5,868,481)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	(265,569,217)	(232,136,779)	(4,015,797)	11,055,749	(29,884,116)	23,001,400	173,598	8,906,264
Redemption fees	—	—	—	—	—	—	—	—
	(265,569,217)	(232,136,779)	(4,015,797)	11,055,749	(29,884,116)	23,001,400	173,598	8,906,264
Net Increase/(Decrease) in Net Assets	(245,488,822)	(185,952,476)	(5,572,589)	14,344,551	(59,760,751)	25,766,543	(4,192,843)	10,152,365
NET ASSETS:
Beginning of year	1,126,555,890	1,312,508,366	99,171,606	84,827,055	226,789,489	201,022,946	48,885,224	38,732,859
End of year*	$881,067,068	$1,126,555,890	$93,599,017	$99,171,606	$167,028,738	$226,789,489	$44,692,381	$48,885,224
* Includes undistributed/(distributions in excess of) net investment income/(accumulated net investment loss)	$4,499,868	$1,652,167	$1,567	$26,487	$—	$—	$—	$—

See notes to financial statements.

	The Guardian Asset Allocation Fund		The Guardian S&P 500 Index Fund		The Guardian Baillie Gifford International Growth Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income/(loss)	$1,210,995	$1,739,902	$2,236,439	$2,274,307	$125,760	$(70,715)
Net realized gain/(loss) on investments and foreign currency related transactions	(220,386)	2,053,678	27,050	487,112	5,615,646	1,214,443
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	4,033,509	10,480,742	5,646,661	13,652,953	2,701,311	6,736,411
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,024,118	14,274,322	7,910,150	16,414,372	8,442,717	7,880,139
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(313,326)	(2,400,470)	(1,976,532)	(1,978,008)	(118,286)	(89,371)
Class B	—	(271,768)	(77,597)	(89,432)	—	—
Class C	—	(48,522)	(55,845)	(66,023)	—	—
Class K	(7,361)	(141,931)	(108,909)	(94,839)	(25,687)	—
Net realized gain on investments and foreign currency related transactions
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class K	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(320,687)	(2,862,691)	(2,218,883)	(2,228,302)	(143,973)	(89,371)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	(25,519,608)	(20,540,477)	831,769	6,679,825	(1,422,124)	(2,103,573)
Redemption fees	—	—	—	—	283	17,925
	(25,519,608)	(20,540,477)	831,769	6,679,825	(1,421,841)	(2,085,648)
Net Increase/(Decrease) in Net Assets	(20,816,177)	(9,128,846)	6,523,036	20,865,895	6,876,903	5,705,120
NET ASSETS:
Beginning of year	158,437,199	167,566,045	178,552,804	157,686,909	56,891,433	51,186,313
End of year*	$137,621,022	$158,437,199	$185,075,840	$178,552,804	$63,768,336	$56,891,433
* Includes undistributed/(distributions in excess of) net investment income/(accumulated net investment loss)	$1,208,270	$320,666	$28,156	$26,546	$(80,602)	$(39,426)

■  The Park Avenue Portfolio

Statements of Changes in Net Assets (Continued)

	The Guardian Baillie Gifford Emerging Markets Fund		The Guardian Investment Quality Bond Fund		The Guardian Low Duration Bond Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$729,456	$115,635	$5,094,437	$5,832,835	$845,656	$588,430
Net realized gain/(loss) on investments and foreign currency related transactions	10,342,475	10,147,991	262,547	1,606,034	(304,320)	(28,179)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	35,046,308	7,529,328	(2,690,899)	(1,524,310)	(232,687)	(294,183)
Net Increase in Net Assets Resulting from Operations	46,118,239	17,792,954	2,666,085	5,914,559	308,649	266,068
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(289,672)	(116,609)	(3,968,273)	(4,631,841)	(279,907)	(206,517)
Class B	—	—	(466,343)	(519,948)	(186,640)	(123,667)
Class C	—	—	(324,807)	(337,129)	(170,354)	(116,473)
Class K	—	(11,893)	(335,014)	(343,917)	(208,755)	(141,773)
Net realized gain on investments and foreign currency related transactions
Class A	(5,997,317)	(2,415,890)	(872,637)	(1,090,742)	—	—
Class B	(789,741)	(515,212)	(122,551)	(164,526)	—	—
Class C	(1,023,484)	(519,613)	(85,993)	(109,717)	—	—
Class K	(1,188,897)	(601,842)	(76,798)	(103,230)	—	—
Total Dividends and Distributions to Shareholders	(9,289,111)	(4,181,059)	(6,252,416)	(7,301,050)	(845,656)	(588,430)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	36,661,288	13,696,283	(8,241,670)	(37,306,362)	611,632	2,663,253
Redemption fees	9,327	5,372	—	—	—	—
	36,670,615	13,701,655	(8,241,670)	(37,306,362)	611,632	2,663,253
Net Increase/(Decrease) in Net Assets	73,499,743	27,313,550	(11,828,001)	(38,692,853)	74,625	2,340,891
NET ASSETS:
Beginning of year	101,606,402	74,292,852	144,242,689	182,935,542	33,716,348	31,375,457
End of year*	$175,106,145	$101,606,402	$132,414,688	$144,242,689	$33,790,973	$33,716,348
* Includes undistributed/(distribution in excess of) net investment income	$76,611	$(147,983)	$—	$—	$—	$—

See notes to financial statements.

	The Guardian High Yield Bond Fund		The Guardian Tax-Exempt Fund		The Guardian Cash Management Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$5,187,113	$5,190,729	$3,260,381	$3,078,209	$10,491,108	$2,784,129
Net realized gain/(loss) on investments and foreign currency related transactions	1,283,425	1,382,997	2,344,289	1,899,375	—	—
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	(3,918,482)	242,109	(1,962,673)	(1,173,809)	—	—
Net Increase in Net Assets Resulting from Operations	2,552,056	6,815,835	3,641,997	3,803,775	10,491,108	2,784,129
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(3,388,997)	(3,299,787)	(2,962,128)	(2,791,145)	(10,064,694)	(2,633,636)
Class B	(554,064)	(625,306)	—	—	(108,025)	(53,655)
Class C	(575,926)	(602,260)	(298,253)	(287,064)	(119,561)	(49,517)
Class K	(668,126)	(663,376)	—	—	(198,828)	(47,321)
Net realized gain on investments and foreign currency related transactions
Class A	—	—	(2,167,130)	(1,571,408)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	(276,986)	(204,912)	—	—
Class K	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(5,187,113)	(5,190,729)	(5,704,497)	(4,854,529)	(10,491,108)	(2,784,129)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	(5,118,741)	14,976,472	6,815,254	3,295,052	(51,945,439)	(91,284,950)
Redemption fees	1,076	1,737	—	—	—	—
	(5,117,665)	14,978,209	6,815,254	3,295,052	(51,945,439)	(91,284,950)
Net Increase/(Decrease) in Net Assets	(7,752,722)	16,603,315	4,752,754	2,244,298	(51,945,439)	(91,284,950)
NET ASSETS:
Beginning of year	88,107,186	71,503,871	92,822,116	90,577,818	469,302,594	560,587,544
End of year*	$80,354,464	$88,107,186	$97,574,870	$92,822,116	$417,357,155	$469,302,594
* Includes undistributed/(distribution in excess of) net investment income	$—	$—	$—	$—	$—	$—

■  The Park Avenue Portfolio

Notes to Financial Statements

December 31, 2005

■  The Guardian Park Avenue Fund

■  The Guardian UBS Large Cap Value Fund

■  The Guardian Park Avenue Small Cap Fund

■  The Guardian UBS Small Cap Value Fund

■  The Guardian Asset Allocation Fund

■  The Guardian S&P 500 Index Fund

■  The Guardian Baillie Gifford International Growth Fund

■  The Guardian Baillie Gifford Emerging Markets Fund

■  The Guardian Investment Quality Bond Fund

■  The Guardian Low Duration Bond Fund

■  The Guardian High Yield Bond Fund

■  The Guardian Tax-Exempt Fund

■  The Guardian Cash Management Fund

Note 1.  Organization and Accounting Policies

The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of thirteen series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian UBS Large Cap Value Fund (GULCVF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian UBS Small Cap Value Fund (GUSCVF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Growth Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Low Duration Bond Fund (GLDBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. Class A shares are sold with an initial sales load of up to 4.50% (up to 3.00% for GLDBF and 0.00% for GCMF) and an administrative fee of up to 0.25% on an annual basis of the Funds' average daily net assets attributable to Class A shares. A redemption fee of 2% is imposed on purchases of Class A shares of GBGIF, GBGEMF and GHYBF if redeemed within 60 days of purchase, except for shares held in omnibus accounts. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.75% and an administrative fee of 0.25% on an annual basis of each Fund's Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.75% and an administrative fee of 0.25% on an annual basis of each Fund's Class C average daily net assets, and a CDSL of 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.40% and an administrative fee of 0.25% on an annual basis of each Fund's Class K average daily net assets, and a CDSL of 1% imposed on certain redemptions. Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. As of December 31, 2005, none of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial sales load or a CDSL. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution (12b-1 and administrative) and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Funds are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. In GAAF, investments in an underlying Fund are valued at the closing net asset value of each underlying Fund on the day of valuation.

Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the

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Notes to Financial Statements (Continued)

December 31, 2005

Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a "significant event") are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before each Fund's NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

GHYBF invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it's less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note 4). Short-term debt securities with maturities of 60 days of less are valued on an amortized cost basis which approximates market value. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2005, 12b-1, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

(1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of their investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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Notes to Financial Statements (Continued)

December 31, 2005

Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

GULCVF, GUSCVF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GLDBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. GAAF's portfolio holdings correspond to the custodian bank's records and reflect accounting treatment for the futures contracts in the portfolio.

Dividend Distributions

Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GLDBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	2005
	Tax Exempt	Ordinary Income	Long-Term Capital Gain	Total
GPAF	$—	$8,851,569	$—	$8,851,569

GULCVF	—	1,842,150	7,308,409	9,150,559

GPASCF	—	4,601,655	21,747,185	26,348,840

GUSCVF	—	190,918	5,568,254	5,759,172

GAAF	—	320,687	—	320,687

GSP500F	—	2,218,883	—	2,218,883

GBGIF	—	143,973	—	143,973

GBGEMF	—	289,672	8,999,439	9,289,111

GIQBF	—	5,687,988	564,428	6,252,416

GLDBF	—	845,656	—	845,656

GHYBF	—	5,187,113	—	5,187,113

GTEF	3,260,381	1,030,049	1,414,067	5,704,497

GCMF	—	10,491,108	—	10,491,108

	2004
GPAF	$—	$13,085,888	$—	$13,085,888

GULCVF	—	4,297,882	3,630,580	7,928,462

GPASCF	—	2,521,505	23,381,071	25,902,576

GUSCVF	—	2,314,532	3,553,949	5,868,481

GAAF	—	2,862,691	—	2,862,691

GSP500F	—	2,228,302	—	2,228,302

GBGIF	—	89,371	—	89,371

GBGEMF	—	128,502	4,052,557	4,181,059

GIQBF	—	5,932,497	1,368,554	7,301,051

GLDBF	—	588,430	—	588,430

GHYBF	—	5,190,729	—	5,190,729

GTEF	3,078,209	27,210	1,749,110	4,854,529

GCMF	—	2,784,129	—	2,784,129

As of December 31, 2005, the components of distributable earnings/accumulated losses on a tax basis were as follows:

	Undistributed Ordinary Income	Long-Term Capital Gain/Loss Carryforward (Including Post- October Loss)	Unrealized Appreciation (Depreciation)
GPAF	$4,499,868	$(602,248,073)	$97,458,207

GULCVF	11,455	1,577,450	21,700,116

GPASCF	2,140,990	5,274,173	11,174,949

GUSCVF	63,628	992,894	5,959,498

GAAF	1,208,270	(51,993,664)	(1,533,619)

GSP500F	28,156	(96,107,166)	15,314,293

GBGIF	327,869	(34,557,522)	19,704,596

GBGEMF	890,763	3,835,590	62,102,634

GIQBF	239,498	(480,894)	(553,788)

GLDBF	—	(351,142)	(450,906)

GHYBF	—	(16,396,415)	1,003,461

GTEF	—	48,288	1,637,934

GCMF	5,821	(5,700)	—

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Notes to Financial Statements (Continued)

December 31, 2005

Taxes

Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in GPAF, GPASCF, GUSCVF, GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

As of December 31, 2005, for federal income tax purposes, the following Funds have capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
GPAF	$(290,693,388)	2009
	(255,258,469)	2010
	(11,076,797)	2011
	(45,219,419)	2012
Total	$(602,248,073)
GAAF	$(37,258,433)	2009
	(14,453,505)	2010
Total	$(51,711,938)
GSP500F	$(95,848,928)	2010
	(155,054)	2011
	(103,184)	2013
Total	$(96,107,166)
GBGIF	$(3,928,881)	2009
	(22,118,121)	2010
	(8,510,520)	2011
Total	$(34,557,522)
GLDBF	$(2,657)	2011
	(18,478)	2012
	(325,837)	2013
Total	$(346,972)
GHYBF	$(373,330)	2007
	(3,128,645)	2008
	(7,587,223)	2009
	(5,307,217)	2010
Total	$(16,396,415)
GCMF	$(195)	2007
	(5,073)	2011
	(432)	2012
Total	$(5,700)

As of December 31, 2005, GAAF, GIQBF and GLDBF had post-October capital losses of $281,726, $640,447 and $4,170, respectively.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Funds.

During the year ended December 31, 2005, certain Funds reclassified amounts to paid-in capital from undistributed/(distributions in excess of) net investment income and accumulated net realized gain/(loss) on investments and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

	Paid-In Capital	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Related Transactions
GPASCF	$—	$670,158	$(670,158)

GUSCVF	—	356,001	(356,001)

GAAF	—	(2,704)	2,704

GSP500F	—	(15,946)	15,946

GBGIF	—	(22,963)	22,963

GBGEMF	—	(215,190)	215,190

Custody Credits

GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $14,128 under this arrangement. GTEF could have employed the uninvested assets to produce income if GTEF had not entered into such arrangement.

Note 2.  Investment Advisory Agreements and Payments to or from Related Parties

The Funds (except GBGIF and GBGEMF) have an investment advisory agreement with Guardian Investor Services LLC (GIS), an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). Fees for investment advisory are at an annual rate of 0.50% of the average daily net assets for GPAF, GIQBF and GTEF. GPASCF, GSP500F, GHYBF and GLDBF pay GIS at annual rates of 0.75%, 0.25%, 0.60% and 0.45%, respectively, of their average daily net assets. GCMF pays GIS investment advisory fees at an annual rate of 0.50% of its average daily net assets for the first $500 million and at an annual rate of 0.45% of its daily average net assets in excess of $500 million .

GAAF is subject to a contractual annual advisory fee of 0.65% of its average daily net assets. However, GIS has agreed

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Notes to Financial Statements (Continued)

December 31, 2005

to a waiver of 0.15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is 0.50% of its average daily net assets. There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

GULCVF pays investment advisory fees to GIS at an annual rate of 0.83% of its average daily net assets. GUSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of 0.95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GULCVF and GUSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of 0.43% of GULCVF's average daily net assets and at an annual rate of 0.60% for the first $50 million and at an annual rate of 0.55% of GUSCVF's average daily net assets in excess of $50 million. Payment of sub-investment advisory fees does not represent a separate or additional expense to GULCVF or GUSCVF.

The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF's and GBGEMF's portfolios of investments, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of 0.80% and 1.00%, respectively, of their average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

GAAF received $1,685,757 in dividends from other Guardian mutual funds.

Park Avenue Securities LLC (PAS), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Portfolio's shares as a retail broker-dealer. For the year ended December 31, 2005, PAS received $2,328,326 for brokerage commissions from the Portfolio.

Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of 0.25% of the Funds' average daily net assets. GPAF pays this fee to GIS at an annual rate of up to 0.25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 2005, GPAF Class A shares paid an annualized rate of 0.20% of its average daily net assets pursuant to the Administrative Services Agreement.

Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares and 0.40% of the average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of the Funds.

For the year ended December 31, 2005, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) so that total expenses do not exceed on an annual basis the following expense ratios of the repective Funds:

Fund	Class A	Class B	Class C	Class K
GSP500F	0.53%	1.28%	1.28%	0.93%
GIQBF	0.85%	1.60%	1.60%	1.25%
GLDBF	0.80%	1.55%	1.55%	1.20%
GHYBF	0.85%	1.60%	1.60%	1.25%
GTEF	0.85%	N/A	1.60%	N/A
GCMF	0.85%	1.47%	1.47%	1.25%

For the year ended December 31, 2005, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

GSP500F
		Class A	Class B	Class C	Class K
Administrative Fees		0.18%	0.25%	0.25%	0.19%
12	b-l Fees	—	0.18%	0.23%	—
		0.18%	0.43%	0.48%	0.19%

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Notes to Financial Statements (Continued)

December 31, 2005

GIQBF

	Class A	Class B	Class C	Class K
Administrative Fees	0.15%	0.25%	0.25%	0.12%
12b-l Fees	—	0.08%	0.13%	—
	0.15%	0.33%	0.38%	0.12%

GLDBF

	Class A	Class B	Class C	Class K
Advisory Fees	0.14%	0.14%	0.14%	0.14%
Administrative Fees	0.25%	0.25%	0.25%	0.25%
12b-l Fees	—	0.36%	0.38%	—
Transfer Agent Fees	0.34%	—	—	—
	0.73%	0.75%	0.77%	0.39%

GHYBF

	Class A	Class B	Class C	Class K
Advisory Fees	0.27%	0.27%	0.27%	0.27%
Transfer Agent Fees	0.07%	0.32%	0.28%	—
	0.34%	0.59%	0.55%	0.27%

GTEF

	Class A	Class C
Administrative Fees	0.10%	0.25%
12b-1 Fees	—	0.08%
	0.10%	0.33%

GCMF

	Class A	Class B	Class C	Class K
Administrative Fees	0.06%	0.06%	0.06%	0.06%
12b-1 Fees	—	0.33%	0.15%	0.01%
	0.06%	0.39%	0.21%	0.07%

For the year ended December 31, 2005, GIS voluntarily assumed $382,690, $260,013, $117,606 and $302,611 of the administrative and 12b-1 fees of GSP500F, GIQBF, GTEF and GCMF, respectively. GIS voluntarily assumed $224,560 of the advisory, administrative, 12b-1 and transfer agent fees of GLDBF. GIS voluntarily assumed $323,413 of the advisory and transfer agent fees of GHYBF. In addition, GIS reimbursed $8,248 and $9,400 in expenses of GCMF Class B and Class C shares, respectively, in order to maintain a minimum yield threshold. These arrangements can be terminated at any time by GIS.

The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2005, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions	Fund	Commissions
GPAF	$29,818	GBGIF	$400
GULCVF	907	GBGEMF	755
GPASCF	1,321	GIQBF	2,573
GUSCVF	360	GHYBF	436
GAAF	2,564	GTEF	2,293
GSP500F	2,974

GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the year ended December 31, 2005, GIS received CDSL charges on Class B, Class C and Class K as follows:

Fund	Class B	Class C	Class K
GPAF	$123,895	$241	$1,706
GULCVF	2,548	144	769
GPASCF	13,677	357	2,041
GUSCVF	384	21	1,882
GAAF	26,668	93	144
GSP500F	6,546	1,596	3,539
GBGIF	1,950	127	1,203
GBGEMF	4,018	65	1,976
GIQBF	10,349	48	248
GLDBF	3,052	277	1,433
GHYBF	2,832	705	218
GTEF	N/A	96	N/A
GCMF	10,146	—	17

Note 3.  Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

	GPAF	GULCVF
Purchases	$968,325,384	$31,253,498
Proceeds	1,229,256,981	44,050,145
	GPASCF	GUSCVF
Purchases	$228,698,557	$28,810,927
Proceeds	283,428,864	33,790,769
	GAAF	GSP500F
Purchases	$4,685,757	$9,548,424
Proceeds	25,877,415	6,241,028
	GBGIF	GBGEMF
Purchases	$16,208,483	$78,403,932
Proceeds	18,180,167	48,080,406

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Notes to Financial Statements (Continued)

December 31, 2005

	GIQBF	GLDBF
Purchases	$262,333,912	$43,864,044
Proceeds	256,386,411	40,240,307
	GHYBF	GTEF
Purchases	$70,971,937	$158,488,467
Proceeds	73,999,948	153,860,004

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency and futures at December 31, 2005 were as follows:

	GPAF	GULCVF
Appreciation	$109,706,319	$22,419,279
(Depreciation)	(12,248,112)	(719,163)
Net Unrealized Appreciation	$97,458,207	$21,700,116
Cost of investments for tax purposes	$783,600,495	$72,034,860
	GPASCF	GUSCVF
Appreciation	$19,700,700	$9,101,188
(Depreciation)	(8,525,751)	(3,141,690)
Net Unrealized Appreciation	$11,174,949	$5,959,498
Cost of investments for tax purposes	$157,420,182	$38,731,937
	GAAF	GSP500F
Appreciation	$1,155,487	$43,971,498
(Depreciation)	(2,689,106)	(28,657,205)
Net Unrealized Appreciation/ (Depreciation)	$(1,533,619)	$15,314,293
Cost of investments for tax purposes	$139,583,437	$169,659,725
	GBGIF	GBGEMF
Appreciation	$20,778,922	$63,826,392
(Depreciation)	(1,072,663)	(1,526,434)
Net Unrealized Appreciation	$19,706,259	$62,299,958
Cost of investments for tax purposes	$44,275,204	$112,950,969
	GIQBF	GLDBF
Appreciation	$1,106,877	$8,797
(Depreciation)	(1,660,665)	(459,703)
Net Unrealized Depreciation	$(553,788)	$(450,906)
Cost of investments for tax purposes	$143,482,290	$34,961,232

	GHYBF	GTEF
Appreciation	$1,995,081	$1,790,440
(Depreciation)	(991,620)	(152,506)
Net Unrealized Appreciation	$1,003,461	$1,637,934
Cost of investments for tax purposes	$78,766,344	$94,716,670

Note 4.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.  Reverse Repurchase Agreements

GAAF, GIQBF, GLDBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF, GLDBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

Note 6.  Dollar Roll Transactions

GAAF, GIQBF, GLDBF and GHYBF may enter into dollar rolls (principally using TBA's) in which each of the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them. GAAF, GIQBF, GLDBF and GHYBF are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in GAAF's, GIQBF's, GLDBF's and GHYBF's net asset value and may be viewed as a form of leverage.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

Note 7.  Shares of Beneficial Interest

There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of December 31, 2005: (i) the Funds (except for GULCVF, GUSCVF, GLDBF, GTEF and GCMF offered all five classes; (ii) GTEF offered Class A and Class C shares; and (iii) GULCVF, GUSCVF, GLDBF and GCMF offered Class A, Class B, Class C and Class K shares. Through December 31, 2005, no Institutional Class shares of the Funds were sold.

Transactions in shares of beneficial interest were as follows:

■ The Guardian Park Avenue Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	1,513,157	1,190,345	$46,723,805	$35,901,738
Shares issued in reinvestment of dividends	277,896	410,983	8,486,804	12,593,649
Shares repurchased	(8,378,796)	(8,021,112)	(258,847,128)	(241,079,852)
Net decrease	(6,587,743)	(6,419,784)	$(203,636,519)	$(192,584,465)
Class B
Shares sold	54,862	120,793	$1,533,950	$3,485,291
Shares repurchased	(2,154,769)	(1,537,731)	(63,619,864)	(43,974,403)
Net decrease	(2,099,907)	(1,416,938)	$(62,085,914)	$(40,489,112)
Class C
Shares sold	4,312	10,462	$125,786	$296,587
Shares repurchased	(16,450)	(22,706)	(478,871)	(635,942)
Net decrease	(12,138)	(12,244)	$(353,085)	$(339,355)
Class K
Shares sold	34,104	41,501	$1,045,347	$1,245,335
Shares issued in reinvestment of dividends	2,679	3,162	81,418	97,044
Shares repurchased	(20,253)	(2,258)	(620,464)	(66,226)
Net increase	16,530	42,405	$506,301	$1,276,153

■ The Guardian UBS Large Cap Value Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	256,824	174,657	$3,436,404	$2,262,682
Shares issued in reinvestment of dividends and distributions	206,497	166,765	2,719,154	2,170,261
Shares repurchased	(398,898)	(28,215)	(5,327,077)	(362,577)
Net increase	64,423	313,207	$828,481	$4,070,366
Class B
Shares sold	79,206	81,632	$1,051,005	$1,054,685
Shares issued in reinvestment of distributions	162,005	148,409	2,124,852	1,925,522
Shares repurchased	(362,510)	(39,293)	(4,807,935)	(506,949)
Net increase/(decrease)	(121,299)	190,748	$(1,632,078)	$2,473,258
Class C
Shares sold	9,933	6,593	$137,223	$84,107
Shares issued in reinvestment of distributions	151,567	143,136	1,987,920	1,856,821
Shares repurchased	(322,729)	—	(4,276,277)	—
Net increase/(decrease)	(161,229)	149,729	$(2,151,134)	$1,940,928
Class K
Shares sold	84,885	51,807	$1,135,639	$682,461
Shares issued in reinvestment of dividends and distributions	172,078	150,644	2,265,844	1,959,753
Shares repurchased	(334,796)	(5,504)	(4,462,549)	(71,017)
Net increase/(decrease)	(77,833)	196,947	$(1,061,066)	$2,571,197

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

■ The Guardian Park Avenue Small Cap Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	1,146,962	1,343,980	$20,825,476	$26,373,297
Shares issued in reinvestment of distributions	1,186,890	1,031,848	20,049,455	20,020,556
Shares repurchased	(3,686,700)	(1,447,680)	(66,493,964)	(27,991,349)
Net increase/(decrease)	(1,352,848)	928,148	$(25,619,033)	$18,402,504
Class B
Shares sold	64,547	140,829	$1,075,299	$2,576,277
Shares issued in reinvestment of distributions	152,442	149,273	2,342,306	2,681,069
Shares repurchased	(663,104)	(257,947)	(10,975,095)	(4,675,874)
Net increase/(decrease)	(446,115)	32,155	$(7,557,490)	$581,472
Class C
Shares sold	21,471	39,603	$354,526	$688,850
Shares issued in reinvestment of distributions	102,339	65,829	1,554,091	1,173,573
Shares repurchased	(27,984)	(11,175)	(457,564)	(204,574)
Net increase	95,826	94,257	$1,451,053	$1,657,849
Class K
Shares sold	83,010	52,945	$1,466,414	$1,003,863
Shares issued in reinvestment of distributions	109,684	73,805	1,807,914	1,406,418
Shares repurchased	(83,591)	(2,648)	(1,432,974)	(50,706)
Net increase	109,103	124,102	$1,841,354	$2,359,575

■ The Guardian UBS Small Cap Value Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	89,226	190,281	$1,143,795	$2,526,654
Shares issued in reinvestment of distributions	135,228	123,870	1,632,731	1,605,478
Shares repurchased	(221,474)	(18,561)	(2,883,276)	(239,521)
Net increase/(decrease)	2,980	295,590	$(106,750)	$3,892,611
Class B
Shares sold	22,136	35,115	$281,988	$454,187
Shares issued in reinvestment of distributions	113,924	110,609	1,338,329	1,410,041
Shares repurchased	(143,366)	(17,277)	(1,818,944)	(220,955)
Net increase/(decrease)	(7,306)	128,447	$(198,627)	$1,643,273
Class C
Shares sold	7,361	3,638	$92,631	$46,138
Shares issued in reinvestment of distributions	109,359	106,734	1,283,760	1,360,553
Shares repurchased	(125,331)	—	(1,592,849)	—
Net increase/(decrease)	(8,611)	110,372	$(216,458)	$1,406,691
Class K
Shares sold	82,453	52,642	$1,061,232	$683,169
Shares issued in reinvestment of distributions	121,188	109,649	1,454,573	1,415,186
Shares repurchased	(141,014)	(10,438)	(1,820,372)	(134,666)
Net increase	62,627	151,853	$695,433	$1,963,689

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

■ The Guardian Asset Allocation Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	772,419	790,317	$8,828,652	$8,537,011
Shares issued in reinvestment of dividends	25,850	208,464	302,099	2,305,931
Shares repurchased	(2,309,637)	(2,432,345)	(26,442,628)	(26,267,499)
Net decrease	(1,511,368)	(1,433,564)	$(17,311,877)	$(15,424,557)
Class B
Shares sold	83,488	102,043	$939,236	$1,100,025
Shares issued in reinvestment of dividends	—	23,248	—	259,342
Shares repurchased	(843,757)	(671,863)	(9,574,092)	(7,213,089)
Net decrease	(760,269)	(546,572)	$(8,634,856)	$(5,853,722)
Class C
Shares sold	8,369	20,244	$94,820	$214,709
Shares issued in reinvestment of dividends	—	4,285	—	48,490
Shares repurchased	(25,076)	(29,495)	(286,950)	(311,293)
Net decrease	(16,707)	(4,966)	$(192,130)	$(48,094)
Class K
Shares sold	78,598	65,378	$898,768	$705,819
Shares issued in reinvestment of dividends	630	12,780	7,361	141,931
Shares repurchased	(24,773)	(5,606)	(286,874)	(61,854)
Net increase	54,455	72,552	$619,255	$785,896

■ The Guardian S&P 500 Index Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	1,249,283	1,359,992	$10,320,093	$10,600,735
Shares issued in reinvestment of dividends	230,660	27,719	1,953,111	226,075
Shares repurchased	(1,462,490)	(841,650)	(12,233,454)	(6,529,210)
Net increase	17,453	546,061	$39,750	$4,297,600
Class B
Shares sold	126,377	226,852	$1,029,998	$1,760,369
Shares issued in reinvestment of dividends	8,974	10,594	75,808	86,674
Shares repurchased	(240,154)	(204,588)	(1,988,016)	(1,588,671)
Net increase/(decrease)	(104,803)	32,858	$(882,210)	$258,372
Class C
Shares sold	41,469	186,853	$339,240	$1,437,277
Shares issued in reinvestment of dividends	6,473	7,898	54,669	64,524
Shares repurchased	(139,012)	(160,903)	(1,150,094)	(1,237,474)
Net increase/(decrease)	(91,070)	33,848	$(756,185)	$264,327
Class K
Shares sold	371,082	242,188	$3,071,277	$1,876,104
Shares issued in reinvestment of dividends	12,845	11,599	108,909	94,838
Shares repurchased	(90,057)	(14,508)	(749,772)	(111,416)
Net increase	293,870	239,279	$2,430,414	$1,859,526

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

■ The Guardian Baillie Gifford International Growth Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	606,020	662,514	$8,355,801	$7,884,998
Shares issued in reinvestment of dividends	8,850	7,506	115,852	87,669
Shares repurchased	(658,641)	(834,343)	(9,013,710)	(9,889,156)
Net decrease	(43,771)	(164,323)	$(542,057)	$(1,916,489)
Class B
Shares sold	29,711	28,247	$372,952	$307,868
Shares repurchased	(152,593)	(129,102)	(1,876,081)	(1,401,616)
Net decrease	(122,882)	(100,855)	$(1,503,129)	$(1,093,748)
Class C
Shares sold	3,859	27,182	$51,302	$308,977
Shares repurchased	(3,855)	(2,578)	(46,506)	(27,430)
Net increase	4	24,604	$4,796	$281,547
Class K
Shares sold	60,090	53,942	$813,349	$648,581
Shares issued in reinvestment of dividends	1,993	—	25,687	—
Shares repurchased	(16,383)	(2,052)	(220,770)	(23,464)
Net increase	45,700	51,890	$618,266	$625,117

■ The Guardian Baillie Gifford Emerging Markets Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	2,705,237	1,405,868	$45,014,259	$18,918,924
Shares issued in reinvestment of dividends and distributions	348,486	172,261	6,164,055	2,480,952
Shares repurchased	(994,014)	(869,934)	(16,730,419)	(11,026,232)
Net increase	2,059,709	708,195	$34,447,895	$10,373,644
Class B
Shares sold	53,859	91,087	$797,216	$1,115,800
Shares issued in reinvestment of distributions	48,106	37,243	756,699	494,590
Shares repurchased	(231,443)	(42,565)	(3,332,061)	(506,264)
Net increase/(decrease)	(129,478)	85,765	$(1,778,146)	$1,104,126
Class C
Shares sold	73,409	54,177	$1,127,203	$643,204
Shares issued in reinvestment of distributions	64,416	38,909	1,019,334	518,275
Shares repurchased	(26,603)	(9,827)	(434,407)	(121,577)
Net increase	111,222	83,259	$1,712,130	$1,039,902
Class K
Shares sold	95,468	55,567	$1,541,636	$719,161
Shares issued in reinvestment of dividends and distributions	69,474	43,129	1,188,894	613,008
Shares repurchased	(28,267)	(11,138)	(451,121)	(153,558)
Net increase	136,675	87,558	$2,279,409	$1,178,611

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

■ The Guardian Investment Quality Bond Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	1,354,098	1,063,835	$13,456,975	$10,712,545
Shares issued in reinvestment of dividends and distributions	473,634	502,991	4,690,865	5,039,162
Shares repurchased	(2,158,091)	(5,293,237)	(21,359,313)	(53,080,160)
Net decrease	(330,359)	(3,726,411)	$(3,211,473)	$(37,328,453)
Class B
Shares sold	55,037	87,162	$545,715	$881,154
Shares issued in reinvestment of dividends and distributions	57,043	65,499	564,839	655,658
Shares repurchased	(351,460)	(307,375)	(3,485,023)	(3,078,041)
Net decrease	(239,380)	(154,714)	$(2,374,469)	$(1,541,229)
Class C
Shares sold	28,508	9,411	$283,688	$95,145
Shares issued in reinvestment of dividends and distributions	40,986	43,962	405,769	440,050
Shares repurchased	(184,583)	(23,399)	(1,837,513)	(234,564)
Net increase/(decrease)	(115,089)	29,974	$(1,148,056)	$300,631
Class K
Shares sold	147,493	92,817	$1,464,978	$935,863
Shares issued in reinvestment of dividends and distributions	41,529	44,606	411,720	447,123
Shares repurchased	(339,735)	(11,921)	(3,384,370)	(120,297)
Net increase/(decrease)	(150,713)	125,502	$(1,507,672)	$1,262,689

■ The Guardian Low Duration Bond Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	45,792	217,235	$451,141	$2,176,482
Shares issued in reinvestment of dividends	27,885	20,264	274,046	202,280
Shares repurchased	(76,056)	(125,558)	(747,020)	(1,252,947)
Net increase/(decrease)	(2,379)	111,941	$(21,833)	$1,125,815
Class B
Shares sold	5,523	97,549	$54,377	$974,331
Shares issued in reinvestment of dividends	18,670	12,212	183,474	121,895
Shares repurchased	(48,867)	(6,485)	(481,065)	(64,820)
Net increase/(decrease)	(24,674)	103,276	$(243,214)	$1,031,406
Class C
Shares sold	1,859	18,572	$18,352	$185,410
Shares issued in reinvestment of dividends	17,263	11,618	169,651	115,977
Shares repurchased	(15,489)	(2,131)	(152,795)	(21,257)
Net increase	3,633	28,059	$35,208	$280,130
Class K
Shares sold	139,083	8,500	$1,373,151	$84,748
Shares issued in reinvestment of dividends	21,224	14,202	208,562	141,773
Shares repurchased	(75,275)	(62)	(740,242)	(619)
Net increase	85,032	22,640	$841,471	$225,902

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

■ The Guardian High Yield Bond Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	352,480	1,934,200	$2,617,964	$14,283,811
Shares issued in reinvestment of dividends	421,270	439,968	3,118,740	3,265,041
Shares repurchased	(1,763,465)	(536,446)	(13,063,049)	(3,988,418)
Net increase/(decrease)	(989,715)	1,837,722	$(7,326,345)	$13,560,434
Class B
Shares sold	32,448	38,772	$241,695	$286,046
Shares issued in reinvestment of dividends	72,450	78,636	536,049	582,493
Shares repurchased	(82,706)	(140,632)	(612,615)	(1,041,229)
Net increase/(decrease)	22,192	(23,224)	$165,129	$(172,690)
Class C
Shares sold	24,564	15,621	$184,733	$115,550
Shares issued in reinvestment of dividends	77,734	81,203	575,100	601,376
Shares repurchased	(12,800)	(13,136)	(94,196)	(96,779)
Net increase	89,498	83,688	$665,637	$620,147
Class K
Shares sold	118,465	47,295	$883,885	$352,627
Shares issued in reinvestment of dividends	90,260	89,467	668,034	663,370
Shares repurchased	(23,544)	(6,387)	(175,081)	(47,416)
Net increase	185,181	130,375	$1,376,838	$968,581

■ The Guardian Tax-Exempt Fund

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Class A
Shares sold	316,889	171,456	$3,246,272	$1,759,539
Shares issued in reinvestment of dividends and distributions	489,576	417,665	4,963,329	4,260,609
Shares repurchased	(193,679)	(292,175)	(1,984,200)	(2,999,696)
Net increase	612,786	296,946	$6,225,401	$3,020,452
Class C
Shares sold	5,377	10,161	$55,450	$103,572
Shares issued in reinvestment of dividends and distributions	56,489	47,821	571,830	487,634
Shares repurchased	(3,666)	(31,129)	(37,427)	(316,606)
Net increase	58,200	26,853	$589,853	$274,600

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

■ The Guardian Cash Management Fund

	Year Ended December 31,
	2005	2004
	Shares @ $1 per share
Class A
Shares sold	191,144,428	176,701,322
Shares issued in reinvestment of dividends	10,019,075	2,621,389
Shares repurchased	(247,260,891)	(266,534,396)
Net decrease	(46,097,388)	(87,211,685)
Class B
Shares sold	1,308,497	2,629,517
Shares issued in reinvestment of dividends	100,850	50,094
Shares repurchased	(4,523,198)	(7,034,259)
Net decrease	(3,113,851)	(4,354,648)
Class C
Shares sold	14,755	572,903
Shares issued in reinvestment of dividends	119,560	49,455
Shares repurchased	(2,527,403)	(1,082,301)
Net decrease	(2,393,088)	(459,943)
Class K
Shares sold	16,830,845	8,049,743
Shares issued in reinvestment of dividends	196,957	46,831
Shares repurchased	(17,368,914)	(7,355,248)
Net increase/(decrease)	(341,112)	741,326

Note 8.  Line of Credit

A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the Funds borrowed against this line of credit.

The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note 9.  Investments in Affiliates1

A summary of GAAF transactions in affiliated issuers during the year ended December 31, 2005 is set forth below:

Name of Issuer	Balance of Shares Held December 31, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2005	Value December 31, 2005	Dividends Included in Dividend Income	Net Realized Gains from Underlying Funds	Net Realized Loss on Sales
Majority-Owned Subsidiary
The Guardian S&P 500 Index Fund, Class A	15,277,311	563,620	(950,448)	14,890,483	$127,313,627	$1,685,757	—	$(268,895)

1  Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers in which the Fund held 50% or more of the outstanding voting securities.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

Note 10.  Management Information (Unaudited)

The trustees and officers of the Portfolio are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Portfolio, (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Portfolio	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Trustee	Other Directorships
Interested Trustees*

Arthur V. Ferrara (1930)	Trustee	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Trustee	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Trustee	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Trustees

Kathleen C. Cuocolo (1952)	Trustee	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter-Unity Group (systems optimization consulting firm), 2003 to present.

*  "Interested" Trustee means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.

† There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Portfolio	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Trustee	Other Directorships
Frank J. Fabozzi, Ph.D. (1948)	Trustee	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Trustee	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Trustee	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Trustee	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Trustee	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

Steven J. Paggioli (1950)	Trustee	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds
					36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers L.P., 10/02 to present.

† There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Portfolio	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Trustee	Other Directorships
Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Trustee	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller's Investment Advisory Committee for State Pension Funds (Commonfund).

Name, Address and Date of Birth	Position with Portfolio	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves
Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Howard W. Chin (1952)	Managing Director	Since 1997	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	15

Robert J. Crimmins, Jr. (1960)	Senior Director	Since 2003	Senior Director, The Guardian Life Insurance Company of America since 3/01. Assistant Vice President, Fixed Income Investments, prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	15

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

† There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Date of Birth	Position with Portfolio	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves
Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager — Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager - Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Alexander M. Grant, Jr. (1949)	Managing Director	Since 1993	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	15

Edward H. Hocknell c/o Baillie Gifford Overseas, Limited 1 Greenside Row Edinburgh, EH1 3AN, Scotland (1960)	Vice President	Since 1997	Partner, Baillie Gifford & Company. Director, Baillie Gifford Overseas Limited. Officer of various mutual funds within the Guardian Fund Complex.	16

Jonathan C. Jankus (1947)	Managing Director	Since 1995	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

R. Robin Menzies c/o Baillie Gifford Overseas, Limited 1 Greenside Row Edinburgh, EH1 3AN, Scotland (1952)	Vice President	Since 1991	Partner, Baillie Gifford & Company. Director, Baillie Gifford Overseas Limited. Director, Guardian Baillie Gifford Limited. Trustee, Baillie Gifford Funds, Inc. (2 funds). Officer of various mutual funds within the Guardian Fund Complex.	16

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1985	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

† There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Date of Birth	Position with Portfolio	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves
Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 1997	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Matthew P. Ziehl (1967)	Managing Director	Since 2002	Managing Director, The Guardian Life Insurance Company of America since 1/02; prior thereto, Team Leader, Salomon Brothers Asset Management, Inc. from 1/01 to 12/01; Co-Portfolio Manager, prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	16

The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

† There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

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■  The Park Avenue Portfolio

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions
The Guardian Park Avenue Fund
Class A:
Year ended 12/31/2005	$31.37	$0.47	$0.74	$1.21	$(0.32)	—
Year ended 12/31/2004	30.08	0.34	1.35	1.69	(0.40)	—
Year ended 12/31/2003	25.03	0.23	5.00	5.23	(0.18)	—
Year ended 12/31/2002	32.00	0.17	(7.06)	(6.89)	(0.08)	—
Year ended 12/31/2001	41.18	0.12	(9.06)	(8.94)	(0.03)	$(0.21)
Class B:
Year ended 12/31/2005	30.06	(0.59)	1.44	0.85	—	—
Year ended 12/31/2004	28.72	(0.20)	1.54	1.34	—	—
Year ended 12/31/2003	23.99	(0.16)	4.89	4.73	—	—
Year ended 12/31/2002	30.88	(0.20)	(6.69)	(6.89)	—	—
Year ended 12/31/2001	40.08	(0.23)	(8.76)	(8.99)	—	(0.21)
Class C:
Year ended 12/31/2005	29.62	(0.00)†	0.80	0.80	—	—
Year ended 12/31/2004	28.37	(0.09)	1.34	1.25	—	—
Year ended 12/31/2003	23.75	(0.16)	4.78	4.62	—	—
Year ended 12/31/2002	30.64	(0.19)	(6.70)	(6.89)	—	—
Year ended 12/31/2001	39.85	(0.25)	(8.75)	(9.00)	—	(0.21)
Class K:
Year ended 12/31/2005	31.23	0.29	0.79	1.08	(0.28)	—
Year ended 12/31/2004	30.00	0.20	1.39	1.59	(0.36)	—
Year ended 12/31/2003	24.96	0.11	5.02	5.13	(0.09)	—
Year ended 12/31/2002	31.93	0.05	(7.02)	(6.97)	—	—
Period from 5/15/2001†† to 12/31/2001	35.55	0.00 †	(3.41)	(3.41)	—	(0.21)
The Guardian UBS Large Cap Value Fund
Class A:
Year ended 12/31/2005	13.30	0.10	1.12	1.22	(0.11)	(1.34)
Year ended 12/31/2004	12.82	0.08	1.59	1.67	(0.07)	(1.12)
Period from 2/3/2003†† to 12/31/2003	10.00	0.08	3.06	3.14	(0.07)	(0.25)
Class B:
Year ended 12/31/2005	13.24	(0.00)†	1.12	1.12	—	(1.34)
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)
Period from 2/3/2003†† to 12/31/2003	10.00	0.00 †	3.06	3.06	(0.01)	(0.25)
Class C:
Year ended 12/31/2005	13.24	(0.00)†	1.12	1.12	—	(1.34)
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)
Period from 2/3/2003†† to 12/31/2003	10.00	0.00 †	3.06	3.06	(0.01)	(0.25)
Class K:
Year ended 12/31/2005	13.30	0.07	1.11	1.18	(0.07)	(1.34)
Year ended 12/31/2004	12.83	0.05	1.58	1.63	(0.04)	(1.12)
Period from 2/3/2003†† to 12/31/2003	10.00	0.05	3.07	3.12	(0.04)	(0.25)

  †  Rounds to less than $0.01.

  ††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  Not annualized.

  (b)  Annualized.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets		Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
The Guardian Park Avenue Fund
Class A:
Year ended 12/31/2005	$32.26	3.90%		$796,034	0.91%		1.32%	101%
Year ended 12/31/2004	31.37	5.64		980,872	0.88		0.95	75
Year ended 12/31/2003	30.08	20.95		1,133,468	0.89		0.72	74
Year ended 12/31/2002	25.03	(21.56)		1,120,351	0.87		0.51	60
Year ended 12/31/2001	32.00	(21.75)		1,779,818	0.83		0.31	143
Class B:
Year ended 12/31/2005	30.91	2.83		69,159	1.92		0.34	101
Year ended 12/31/2004	30.06	4.67		130,372	1.84		(0.02)	75
Year ended 12/31/2003	28.72	19.72		165,274	1.84		(0.24)	74
Year ended 12/31/2002	23.99	(22.31)		167,471	1.83		(0.44)	60
Year ended 12/31/2001	30.88	(22.46)		274,761	1.75		(0.61)	143
Class C:
Year ended 12/31/2005	30.42	2.70		6,358	2.08		0.13	101
Year ended 12/31/2004	29.62	4.41		6,551	2.06		(0.21)	75
Year ended 12/31/2003	28.37	19.45		6,622	2.12		(0.52)	74
Year ended 12/31/2002	23.75	(22.49)		5,884	2.07		(0.67)	60
Year ended 12/31/2001	30.64	(22.62)		7,594	1.96		(0.81)	143
Class K:
Year ended 12/31/2005	32.03	3.51		9,517	1.25		0.94	101
Year ended 12/31/2004	31.23	5.34		8,761	1.20		0.69	75
Year ended 12/31/2003	30.00	20.58		7,145	1.20		0.41	74
Year ended 12/31/2002	24.96	(21.83)		5,752	1.21		0.19	60
Period from 5/15/2001†† to 12/31/2001	31.93	(9.63	)(a)	7,229	1.22	(b)	0.02 (b)	143
The Guardian UBS Large Cap Value Fund
Class A:
Year ended 12/31/2005	13.07	9.32		27,050	1.44		0.75	35
Year ended 12/31/2004	13.30	13.43		26,676	1.44		0.68	32
Period from 2/3/2003†† to 12/31/2003	12.82	31.48	(a)	21,705	1.59	(b)	0.78 (b)	45
Class B:
Year ended 12/31/2005	13.02	8.54		22,643	2.19		0.01	35
Year ended 12/31/2004	13.24	12.52		24,646	2.19		(0.07)	32
Period from 2/3/2003†† to 12/31/2003	12.80	30.65	(a)	21,378	2.33	(b)	0.03 (b)	45
Class C:
Year ended 12/31/2005	13.02	8.54		21,005	2.19		0.01	35
Year ended 12/31/2004	13.24	12.52		23,507	2.19		(0.07)	32
Period from 2/3/2003†† to 12/31/2003	12.80	30.65	(a)	20,801	2.33	(b)	0.04 (b)	45
Class K:
Year ended 12/31/2005	13.07	9.02		22,901	1.71		0.49	35
Year ended 12/31/2004	13.30	13.05		24,342	1.70		0.42	32
Period from 2/3/2003†† to 12/31/2003	12.83	31.22	(a)	20,944	1.88	(b)	0.49 (b)	45

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized		Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Net Realized Gain on Investments and Foreign Currency Related Transactions	Net Asset Value, End of Period
The Guardian Park Avenue Small Cap Fund
Class A:
Year ended 12/31/2005	$19.40	$(0.04)	$(0.05)	$(0.09)	$(2.73)	$16.58
Year ended 12/31/2004	19.05	(0.12)	2.90	2.78	(2.43)	19.40
Year ended 12/31/2003	13.30	(0.10)	5.85	5.75	—	19.05
Year ended 12/31/2002	15.74	(0.07)	(2.37)	(2.44)	—	13.30
Year ended 12/31/2001	16.93	(0.06)	(1.13)	(1.19)	—	15.74
Class B:
Year ended 12/31/2005	17.94	(0.25)	(0.02)	(0.27)	(2.73)	14.94
Year ended 12/31/2004	17.93	(0.27)	2.71	2.44	(2.43)	17.94
Year ended 12/31/2003	12.64	(0.24)	5.53	5.29	—	17.93
Year ended 12/31/2002	15.10	(0.20)	(2.26)	(2.46)	—	12.64
Year ended 12/31/2001	16.39	(0.20)	(1.09)	(1.29)	—	15.10
Class C:
Year ended 12/31/2005	17.80	(0.17)	(0.09)	(0.26)	(2.73)	14.81
Year ended 12/31/2004	17.83	(0.26)	2.66	2.40	(2.43)	17.80
Year ended 12/31/2003	12.59	(0.27)	5.51	5.24	—	17.83
Year ended 12/31/2002	15.07	(0.22)	(2.26)	(2.48)	—	12.59
Year ended 12/31/2001	16.39	(0.21)	(1.11)	(1.32)	—	15.07
Class K:
Year ended 12/31/2005	19.05	(0.07)	(0.09)	(0.16)	(2.73)	16.16
Year ended 12/31/2004	18.79	(0.16)	2.85	2.69	(2.43)	19.05
Year ended 12/31/2003	13.15	(0.14)	5.78	5.64	—	18.79
Year ended 12/31/2002	15.62	(0.11)	(2.36)	(2.47)	—	13.15
Period from 5/15/2001† to 12/31/2001	15.71	(0.07)	(0.02)	(0.09)	—	15.62
The Guardian UBS Small Cap Value Fund
Class A:
Year ended 12/31/2005	13.17	(0.05)	0.54	0.49	(1.72)	11.94
Year ended 12/31/2004	12.71	(0.03)	2.25	2.22	(1.76)	13.17
Period from 2/3/2003† to 12/31/2003	10.00	(0.01)	3.60	3.59	(0.88)	12.71
Class B:
Year ended 12/31/2005	12.94	(0.14)	0.53	0.39	(1.72)	11.61
Year ended 12/31/2004	12.61	(0.12)	2.21	2.09	(1.76)	12.94
Period from 2/3/2003† to 12/31/2003	10.00	(0.09)	3.58	3.49	(0.88)	12.61
Class C:
Year ended 12/31/2005	12.94	(0.14)	0.53	0.39	(1.72)	11.61
Year ended 12/31/2004	12.61	(0.12)	2.21	2.09	(1.76)	12.94
Period from 2/3/2003† to 12/31/2003	10.00	(0.10)	3.59	3.49	(0.88)	12.61
Class K:
Year ended 12/31/2005	13.12	(0.06)	0.53	0.47	(1.72)	11.87
Year ended 12/31/2004	12.68	(0.04)	2.24	2.20	(1.76)	13.12
Period from 2/3/2003† to 12/31/2003	10.00	(0.03)	3.59	3.56	(0.88)	12.68

  †  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  Not annualized.

  (b)  Annualized.

			Ratios/Supplemental Data
	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Park Avenue Small Cap Fund
Class A:
Year ended 12/31/2005	(0.15)%		$132,246	1.25%		(0.20)%		124%
Year ended 12/31/2004	14.74		181,068	1.21		(0.67)		127
Year ended 12/31/2003	43.23		160,049	1.27		(0.67)		105
Year ended 12/31/2002	(15.50)		111,803	1.25		(0.45)		108
Year ended 12/31/2001	(7.03)		139,774	1.28		(0.37)		131
Class B:
Year ended 12/31/2005	(1.21)		12,971	2.21		(1.19)		124
Year ended 12/31/2004	13.76		23,574	2.13		(1.59)		127
Year ended 12/31/2003	41.85		22,989	2.21		(1.61)		105
Year ended 12/31/2002	(16.29)		17,189	2.19		(1.40)		108
Year ended 12/31/2001	(7.87)		20,876	2.18		(1.27)		131
Class C:
Year ended 12/31/2005	(1.16)		9,536	2.23		(1.13)		124
Year ended 12/31/2004	13.62		9,757	2.23		(1.69)		127
Year ended 12/31/2003	41.62		8,092	2.39		(1.79)		105
Year ended 12/31/2002	(16.46)		5,824	2.40		(1.60)		108
Year ended 12/31/2001	(8.05)		6,752	2.34		(1.43)		131
Class K:
Year ended 12/31/2005	(0.53)		12,276	1.58		(0.48)		124
Year ended 12/31/2004	14.47		12,391	1.52		(0.97)		127
Year ended 12/31/2003	42.89		9,893	1.55		(0.96)		105
Year ended 12/31/2002	(15.81)		6,748	1.55		(0.75)		108
Period from 5/15/2001† to 12/31/2001	(0.57	)(a)	7,959	1.61	(b)	(0.77	)(b)	131
The Guardian UBS Small Cap Value Fund
Class A:
Year ended 12/31/2005	3.70		13,038	1.92		(0.43)		67
Year ended 12/31/2004	18.14		14,332	1.95		(0.25)		53
Period from 2/3/2003† to 12/31/2003	35.76	(a)	10,081	2.17	(b)	(0.07	)(b)	94
Class B:
Year ended 12/31/2005	2.98		10,369	2.68		(1.19)		67
Year ended 12/31/2004	17.22		11,652	2.71		(1.04)		53
Period from 2/3/2003† to 12/31/2003	34.76	(a)	9,737	2.91	(b)	(0.81	)(b)	94
Class C:
Year ended 12/31/2005	2.99		9,852	2.69		(1.20)		67
Year ended 12/31/2004	17.22		11,095	2.72		(1.04)		53
Period from 2/3/2003† to 12/31/2003	34.76	(a)	9,422	2.91	(b)	(0.81	)(b)	94
Class K:
Year ended 12/31/2005	3.56		11,433	2.06		(0.56)		67
Year ended 12/31/2004	18.01		11,807	2.07		(0.39)		53
Period from 2/3/2003† to 12/31/2003	35.46	(a)	9,492	2.35	(b)	(0.25	)(b)	94

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions	Net Asset Value, End of Period
The Guardian Asset Allocation Fund
Class A:
Year ended 12/31/2005	$11.43	$0.14	$0.31	$0.45	$(0.04)	—	$11.84
Year ended 12/31/2004	10.63	0.16	0.88	1.04	(0.24)	—	11.43
Year ended 12/31/2003	8.45	0.14	2.20	2.34	(0.16)	—	10.63
Year ended 12/31/2002	10.84	0.17	(2.38)	(2.21)	(0.18)	—	8.45
Year ended 12/31/2001	13.00	0.30	(1.61)	(1.31)	(0.18)	$(0.67)	10.84
Class B:
Year ended 12/31/2005	11.40	0.03	0.33	0.36	—	—	11.76
Year ended 12/31/2004	10.57	0.06	0.87	0.93	(0.10)	—	11.40
Year ended 12/31/2003	8.41	0.05	2.18	2.23	(0.07)	—	10.57
Year ended 12/31/2002	10.77	0.09	(2.37)	(2.28)	(0.08)	—	8.41
Year ended 12/31/2001	12.95	0.19	(1.59)	(1.40)	(0.11)	(0.67)	10.77
Class C:
Year ended 12/31/2005	11.41	0.01	0.33	0.34	—	—	11.75
Year ended 12/31/2004	10.56	0.04	0.88	0.92	(0.07)	—	11.41
Year ended 12/31/2003	8.39	0.02	2.19	2.21	(0.04)	—	10.56
Year ended 12/31/2002	10.77	0.05	(2.38)	(2.33)	(0.05)	—	8.39
Year ended 12/31/2001	12.94	0.17	(1.64)	(1.47)	(0.03)	(0.67)	10.77
Class K:
Year ended 12/31/2005	11.42	0.09	0.33	0.42	(0.01)	—	11.83
Year ended 12/31/2004	10.60	0.11	0.89	1.00	(0.18)	—	11.42
Year ended 12/31/2003	8.43	0.09	2.19	2.28	(0.11)	—	10.60
Year ended 12/31/2002	10.82	0.13	(2.39)	(2.26)	(0.13)	—	8.43
Period from 5/15/2001† to 12/31/2001	12.06	0.11	(0.68)	(0.57)	—	(0.67)	10.82
The Guardian S&P 500 Index Fund
Class A:
Year ended 12/31/2005	8.30	0.11	0.25	0.36	(0.11)	—	8.55
Year ended 12/31/2004	7.63	0.12	0.66	0.78	(0.11)	—	8.30
Year ended 12/31/2003	6.04	0.08	1.59	1.67	(0.08)	—	7.63
Year ended 12/31/2002	7.90	0.10	(1.86)	(1.76)	(0.10)	—	6.04
Year ended 12/31/2001	9.07	0.06	(1.17)	(1.11)	(0.06)	—	7.90
Class B:
Year ended 12/31/2005	8.28	0.05	0.26	0.31	(0.05)	—	8.54
Year ended 12/31/2004	7.62	0.06	0.66	0.72	(0.06)	—	8.28
Year ended 12/31/2003	6.03	0.03	1.59	1.62	(0.03)	—	7.62
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	6.03
Year ended 12/31/2001	9.05	0.01	(1.18)	(1.17)	(0.00)††	—	7.88
Class C:
Year ended 12/31/2005	8.27	0.05	0.26	0.31	(0.05)	—	8.53
Year ended 12/31/2004	7.61	0.06	0.66	0.72	(0.06)	—	8.27
Year ended 12/31/2003	6.03	0.03	1.58	1.61	(0.03)	—	7.61
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	6.03
Year ended 12/31/2001	9.05	0.01	(1.17)	(1.16)	(0.01)	—	7.88
Class K:
Year ended 12/31/2005	8.29	0.07	0.26	0.33	(0.07)	—	8.55
Year ended 12/31/2004	7.63	0.08	0.66	0.74	(0.08)	—	8.29
Year ended 12/31/2003	6.04	0.06	1.59	1.65	(0.06)	—	7.63
Year ended 12/31/2002	7.90	0.05	(1.86)	(1.81)	(0.05)	—	6.04
Period from 5/15/2001† to 12/31/2001	8.59	0.02	(0.69)	(0.67)	(0.02)	—	7.90

  †  Commencement of operations.

  ††  Rounds to less than $0.01.

  *  Excludes the effect of sales load.

  (a)  After expenses subsidized by GIS and do not include the expenses of the underlying Funds.

  (b)  Amounts include the expenses of the underlying Funds.

  (c)  Not annualized.

  (d)  Annualized.

  (e)  Reflects adjustments made on prior year's expense waivers.

			Ratios/Supplemental Data
	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets(a)		Expenses Waived/ Subsidized by GIS		GAAF Gross Expense Ratio(b)		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Asset Allocation Fund
Class A:
Year ended 12/31/2005	3.91%		$97,665	0.40%		0.80%		0.85%		1.05%		3%
Year ended 12/31/2004	9.84		111,486	0.41		0.76		0.86		1.30		0
Year ended 12/31/2003	27.87		118,988	0.43		0.77		0.92	(e)	1.25		0
Year ended 12/31/2002	(20.64)		110,593	0.42		0.73		0.89	(e)	1.60		4
Year ended 12/31/2001	(10.23)		169,386	0.47		0.63		0.83	(e)	2.44		51
Class B:
Year ended 12/31/2005	3.16		21,200	1.23		0.80		1.69		0.16		3
Year ended 12/31/2004	8.83		29,226	1.23		0.76		1.68		0.46		0
Year ended 12/31/2003	26.65		32,863	1.27		0.77		1.75	(e)	0.43		0
Year ended 12/31/2002	(21.31)		29,064	1.25		0.73		1.71	(e)	0.78		4
Year ended 12/31/2001	(10.99)		44,813	1.28		0.63		1.64	(e)	1.62		51
Class C:
Year ended 12/31/2005	2.98		8,486	1.37		0.80		1.83		0.11		3
Year ended 12/31/2004	8.68		8,431	1.42		0.76		1.87		0.35		0
Year ended 12/31/2003	26.39		7,857	1.51		0.77		2.00	(e)	0.19		0
Year ended 12/31/2002	(21.70)		6,470	1.50		0.73		1.97	(e)	0.58		4
Year ended 12/31/2001	(11.48)		8,080	1.46		0.63		1.82	(e)	1.43		51
Class K:
Year ended 12/31/2005	3.67		10,271	0.68		0.80		1.14		0.84		3
Year ended 12/31/2004	9.51		9,293	0.68		0.76		1.13		1.13		0
Year ended 12/31/2003	27.20		7,859	0.68		0.77		1.17	(e)	1.04		0
Year ended 12/31/2002	(21.05)		6,126	0.70		0.73		1.16	(e)	1.39		4
Period from 5/15/2001† to 12/31/2001	(4.85	)(c)	7,619	0.75	(d)	0.72	(d)	1.16	(d)(e)	1.57	(d)	51
The Guardian S&P 500 Index Fund
Class A:
Year ended 12/31/2005	4.40		149,719	0.53		0.18		—		1.36		4
Year ended 12/31/2004	10.30		145,072	0.53		0.18		—		1.50		1
Year ended 12/31/2003	27.78		129,228	0.53		0.25		—		1.26		4
Year ended 12/31/2002	(22.35)		100,129	0.53		0.13		—		1.03		10
Year ended 12/31/2001	(12.25)		276,645	0.53		0.10		—		0.87		1
Class B:
Year ended 12/31/2005	3.75		12,913	1.28		0.43		—		0.60		4
Year ended 12/31/2004	9.40		13,394	1.28		0.45		—		0.75		1
Year ended 12/31/2003	26.94		12,070	1.28		0.61		—		0.51		4
Year ended 12/31/2002	(23.22)		8,472	1.28		0.52		—		0.33		10
Year ended 12/31/2001	(12.87)		9,705	1.28		0.47		—		0.09		1
Class C:
Year ended 12/31/2005	3.76		9,370	1.28		0.48		—		0.61		4
Year ended 12/31/2004	9.41		9,842	1.28		0.49		—		0.74		1
Year ended 12/31/2003	26.77		8,796	1.28		0.67		—		0.51		4
Year ended 12/31/2002	(23.21)		6,175	1.28		0.57		—		0.33		10
Year ended 12/31/2001	(12.87)		7,598	1.28		0.49		—		0.09		1
Class K:
Year ended 12/31/2005	4.05		13,074	0.93		0.19		—		0.96		4
Year ended 12/31/2004	9.72		10,244	0.93		0.16		—		1.13		1
Year ended 12/31/2003	27.31		7,594	0.93		0.21		—		0.86		4
Year ended 12/31/2002	(23.00)		5,722	0.93		0.10		—		0.68		10
Period from 5/15/2001† to 12/31/2001	(7.76	)(c)	7,383	0.93	(d)	0.15	(d)	—		0.47	(d)	1

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions	Redemption Fees
The Guardian Baillie Gifford International Growth Fund
Class A:
Year ended 12/31/2005	$13.26	$0.07	$2.00	$2.07	$(0.05)	—	$0.00	(a)
Year ended 12/31/2004	11.43	0.03	1.83	1.86	(0.03)	—	0.00	(a)
Year ended 12/31/2003	8.90	0.18	2.33	2.51	(0.01)	—	0.03
Year ended 12/31/2002	11.09	0.06	(2.25)	(2.19)	—	—	—
Year ended 12/31/2001	14.28	0.01	(3.20)	(3.19)	—	—	—
Class B:
Year ended 12/31/2005	12.02	(0.46)	2.18	1.72	—	—	0.00	(a)
Year ended 12/31/2004	10.45	(0.29)	1.86	1.57	—	—	0.00	(a)
Year ended 12/31/2003	8.22	(0.16)	2.36	2.20	—	—	0.03
Year ended 12/31/2002	10.38	(0.19)	(1.97)	(2.16)	—	—	—
Year ended 12/31/2001	13.54	(0.20)	(2.96)	(3.16)	—	—	—
Class C:
Year ended 12/31/2005	12.06	(0.06)	1.82	1.76	—	—	0.00	(a)
Year ended 12/31/2004	10.47	(0.08)	1.67	1.59	—	—	0.00	(a)
Year ended 12/31/2003	8.24	(0.08)	2.28	2.20	—	—	0.03
Year ended 12/31/2002	10.40	(0.09)	(2.07)	(2.16)	—	—	—
Year ended 12/31/2001	13.55	(0.12)	(3.03)	(3.15)	—	—	—
Class K:
Year ended 12/31/2005	13.06	0.03	1.98	2.01	(0.04)	—	0.00	(a)
Year ended 12/31/2004	11.24	0.00 ††	1.82	1.82	—	—	0.00	(a)
Year ended 12/31/2003	8.76	0.00 ††	2.45	2.45	—	—	0.03
Year ended 12/31/2002	10.94	0.00 ††	(2.18)	(2.18)	—	—	—
Period from 5/15/2001† to 12/31/2001	12.96	(0.04)	(1.98)	(2.02)	—	—	—
The Guardian Baillie Gifford Emerging Markets Fund
Class A:
Year ended 12/31/2005	14.67	0.10	5.61	5.71	(0.05)	$(1.05)	0.00	(a)
Year ended 12/31/2004	12.39	0.05	2.85	2.90	(0.03)	(0.59)	0.00	(a)
Year ended 12/31/2003	8.07	0.05	4.27	4.32	—	—	—
Year ended 12/31/2002	8.45	0.01	(0.39)	(0.38)	—	—	—
Year ended 12/31/2001	8.31	0.01	0.13	0.14	—	—	—
Class B:
Year ended 12/31/2005	13.39	(0.04)	5.07	5.03	—	(1.05)	0.00	(a)
Year ended 12/31/2004	11.44	(0.05)	2.59	2.54	—	(0.59)	0.00	(a)
Year ended 12/31/2003	7.55	(0.04)	3.93	3.89	—	—	—
Year ended 12/31/2002	7.98	(0.10)	(0.33)	(0.43)	—	—	—
Year ended 12/31/2001	7.97	(0.10)	0.11	0.01	—	—	—
Class C:
Year ended 12/31/2005	13.43	0.00 ††	5.06	5.06	—	(1.05)	0.00	(a)
Year ended 12/31/2004	11.47	(0.06)	2.61	2.55	—	(0.59)	0.00	(a)
Year ended 12/31/2003	7.56	(0.04)	3.95	3.91	—	—	—
Year ended 12/31/2002	8.00	(0.09)	(0.35)	(0.44)	—	—	—
Year ended 12/31/2001	7.98	(0.09)	0.11	0.02	—	—	—
Class K:
Year ended 12/31/2005	14.39	0.07	5.47	5.54	—	(1.05)	0.00	(a)
Year ended 12/31/2004	12.19	0.01	2.79	2.80	(0.01)	(0.59)	0.00	(a)
Year ended 12/31/2003	7.97	0.03	4.19	4.22	—	—	—
Year ended 12/31/2002	8.36	(0.03)	(0.36)	(0.39)	—	—	—
Period from 5/15/2001† to 12/31/2001	8.35	(0.06)	0.07	0.01	—	—	—

  †  Commencement of operations.

  ††  Rounds to less than $0.01.

  *  Excludes the effect of sales load.

  (a)  Rounds to less than $0.01.

  (b)  Not annualized.

  (c)  Annualized.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Baillie Gifford International Growth Fund
Class A:
Year ended 12/31/2005	$15.28	15.63%		$39,786	1.86%		0.48%		28%
Year ended 12/31/2004	13.26	16.34		35,106	1.94		0.13		24
Year ended 12/31/2003	11.43	28.57		32,126	1.93		0.50		44
Year ended 12/31/2002	8.90	(19.75)		47,948	1.62		0.29		45
Year ended 12/31/2001	11.09	(22.34)		80,856	1.53		0.06		63
Class B:
Year ended 12/31/2005	13.74	14.31		5,518	3.05		(0.64)		28
Year ended 12/31/2004	12.02	15.02		6,307	3.08		(0.98)		24
Year ended 12/31/2003	10.45	27.13		6,535	3.19		(1.00)		44
Year ended 12/31/2002	8.22	(20.81)		5,598	2.87		(0.98)		45
Year ended 12/31/2001	10.38	(23.34)		8,228	2.62		(1.05)		63
Class C:
Year ended 12/31/2005	13.82	14.59		7,660	2.81		(0.48)		28
Year ended 12/31/2004	12.06	15.19		6,687	2.95		(0.89)		24
Year ended 12/31/2003	10.47	27.06		5,546	3.10		(0.93)		44
Year ended 12/31/2002	8.24	(20.77)		4,381	2.85		(0.99)		45
Year ended 12/31/2001	10.40	(23.25)		5,530	2.60		(1.04)		63
Class K:
Year ended 12/31/2005	15.03	15.42		10,804	2.06		0.25		28
Year ended 12/31/2004	13.06	16.19		8,792	2.04		0.00	(a)	24
Year ended 12/31/2003	11.24	28.31		6,979	2.13		0.04		44
Year ended 12/31/2002	8.76	(19.93)		5,407	1.86		0.01		45
Period from 5/15/2001† to 12/31/2001	10.94	(15.59	)(b)	6,753	1.84	(c)	(0.60	)(c)	63
The Guardian Baillie Gifford Emerging Markets Fund
Class A:
Year ended 12/31/2005	19.28	39.83		121,194	1.78		0.78		38
Year ended 12/31/2004	14.67	23.53		61,975	1.88		0.42		71
Year ended 12/31/2003	12.39	53.53		43,561	2.10		0.57		74
Year ended 12/31/2002	8.07	(4.50)		27,356	2.10		(0.04)		81
Year ended 12/31/2001	8.45	1.68		19,777	2.39		(0.19)		101
Class B:
Year ended 12/31/2005	17.37	38.56		13,495	2.74		(0.05)		38
Year ended 12/31/2004	13.39	22.28		12,138	2.90		(0.58)		71
Year ended 12/31/2003	11.44	51.52		9,389	3.20		(0.54)		74
Year ended 12/31/2002	7.55	(5.39)		5,965	3.21		(1.16)		81
Year ended 12/31/2001	7.98	0.13		6,023	3.51		(1.28)		101
Class C:
Year ended 12/31/2005	17.44	38.68		17,895	2.68		(0.06)		38
Year ended 12/31/2004	13.43	22.30		12,291	2.85		(0.55)		71
Year ended 12/31/2003	11.47	51.72		9,540	3.17		(0.51)		74
Year ended 12/31/2002	7.56	(5.50)		6,306	3.12		(1.08)		81
Year ended 12/31/2001	8.00	0.25		6,486	3.34		(1.12)		101
Class K:
Year ended 12/31/2005	18.88	39.44		22,522	2.12		0.49		38
Year ended 12/31/2004	14.39	23.16		15,202	2.19		0.12		71
Year ended 12/31/2003	12.19	52.95		11,803	2.38		0.29		74
Year ended 12/31/2002	7.97	(4.67)		7,685	2.36		(0.32)		81
Period from 5/15/2001† to 12/31/2001	8.36	0.12	(b)	8,020	2.63	(c)	(1.23	)(c)	101

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions	Net Asset Value, End of Period
The Guardian Investment Quality Bond Fund
Class A:
Year ended 12/31/2005	$10.02	$0.38	$(0.18)	$0.20	$(0.38)	$(0.08)	$9.76
Year ended 12/31/2004	10.09	0.38	0.03	0.41	(0.38)	(0.10)	10.02
Year ended 12/31/2003	10.28	0.35	0.11	0.46	(0.35)	(0.30)	10.09
Year ended 12/31/2002	9.86	0.44	0.45	0.89	(0.44)	(0.03)	10.28
Year ended 12/31/2001	9.61	0.50	0.30	0.80	(0.50)	(0.05)	9.86
Class B:
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	9.76
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	10.01
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	10.09
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	10.28
Year ended 12/31/2001	9.60	0.43	0.31	0.74	(0.43)	(0.05)	9.86
Class C:
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	9.76
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	10.01
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	10.09
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	10.28
Year ended 12/31/2001	9.60	0.43	0.31	0.74	(0.43)	(0.05)	9.86
Class K:
Year ended 12/31/2005	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	9.77
Year ended 12/31/2004	10.10	0.34	0.03	0.37	(0.34)	(0.10)	10.03
Year ended 12/31/2003	10.29	0.31	0.11	0.42	(0.31)	(0.30)	10.10
Year ended 12/31/2002	9.87	0.40	0.45	0.85	(0.40)	(0.03)	10.29
Period from 5/15/2001† to 12/31/2001	9.68	0.28	0.24	0.52	(0.28)	(0.05)	9.87
The Guardian Low Duration Bond Fund
Class A:
Year ended 12/31/2005	9.93	0.29	(0.16)	0.13	(0.29)	—	9.77
Year ended 12/31/2004	10.02	0.23	(0.09)	0.14	(0.23)	—	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.08	0.02	0.10	(0.08)	—	10.02
Class B:
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	9.77
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	10.02
Class C:
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	9.77
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	10.02
Class K:
Year ended 12/31/2005	9.93	0.25	(0.16)	0.09	(0.25)	—	9.77
Year ended 12/31/2004	10.02	0.19	(0.09)	0.10	(0.19)	—	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.06	0.02	0.08	(0.06)	—	10.02

  †  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  After expenses subsidized by GIS.

  (b)  Expense ratio includes interest expense associated with reverse repurchase agreements.

  (c)  Not annualized.

  (d)  Annualized.

			Ratios/Supplemental Data
	Total Return*		Net Assets, End of Period (000's Omitted)	Net Expenses to Average Net Assets(a)(b)		Expenses (excluding interest expense) to Average Net Assets(a)		Expenses Subsidized by GIS		Net Investment Income to Average Net Assets		Portfolio Turnover Rate
The Guardian Investment Quality Bond Fund
Class A:
Year ended 12/31/2005	2.07%		$99,230	0.85%		0.85%		0.15%		3.83%		189%
Year ended 12/31/2004	4.10		105,131	0.85		0.85		0.13		3.74		233
Year ended 12/31/2003	4.53		143,536	0.85		0.85		0.11		3.40		257
Year ended 12/31/2002	9.25		170,658	0.85		0.85		0.08		4.37		275
Year ended 12/31/2001	8.55		144,900	0.86		0.85		0.09		5.11		414
Class B:
Year ended 12/31/2005	1.41		13,925	1.60		1.60		0.33		3.08		189
Year ended 12/31/2004	3.22		16,685	1.60		1.60		0.28		2.99		233
Year ended 12/31/2003	3.75		18,374	1.60		1.60		0.27		2.65		257
Year ended 12/31/2002	8.43		19,308	1.60		1.60		0.27		3.58		275
Year ended 12/31/2001	7.86		13,036	1.61		1.60		0.31		4.31		414
Class C:
Year ended 12/31/2005	1.41		10,008	1.60		1.60		0.38		3.08		189
Year ended 12/31/2004	3.22		11,422	1.60		1.60		0.33		2.99		233
Year ended 12/31/2003	3.75		11,206	1.60		1.60		0.35		2.66		257
Year ended 12/31/2002	8.44		10,753	1.60		1.60		0.36		3.64		275
Year ended 12/31/2001	7.85		9,090	1.61		1.60		0.36		4.36		414
Class K:
Year ended 12/31/2005	1.67		9,251	1.25		1.25		0.12		3.43		189
Year ended 12/31/2004	3.69		11,004	1.25		1.25		0.06		3.34		233
Year ended 12/31/2003	4.11		9,820	1.25		1.25		0.05		3.00		257
Year ended 12/31/2002	8.81		9,213	1.25		1.25		0.03		4.00		275
Period from 5/15/2001† to 12/31/2001	5.43	(c)	8,436	1.26	(d)	1.25	(d)	0.08	(d)	4.48	(d)	414
The Guardian Low Duration Bond Fund
Class A:
Year ended 12/31/2005	1.34		9,316	0.80		—		0.73		2.95		122
Year ended 12/31/2004	1.36		9,487	0.80		—		0.69		2.25		68
Period from 7/30/2003† to 12/31/2003	0.99	(c)	8,457	0.80	(d)	—		1.20	(d)	1.87	(d)	97
Class B:
Year ended 12/31/2005	0.58		8,317	1.55		—		0.75		2.20		122
Year ended 12/31/2004	0.61		8,695	1.55		—		0.70		1.51		68
Period from 7/30/2003† to 12/31/2003	0.67	(c)	7,743	1.55	(d)	—		1.20	(d)	1.11	(d)	97
Class C:
Year ended 12/31/2005	0.58		7,730	1.55		—		0.77		2.20		122
Year ended 12/31/2004	0.61		7,817	1.55		—		0.73		1.51		68
Period from 7/30/2003† to 12/31/2003	0.67	(c)	7,611	1.55	(d)	—		1.21	(d)	1.11	(d)	97
Class K:
Year ended 12/31/2005	0.93		8,428	1.20		—		0.39		2.56		122
Year ended 12/31/2004	0.96		7,718	1.20		—		0.39		1.86		68
Period from 7/30/2003† to 12/31/2003	0.82	(c)	7,565	1.20	(d)	—		0.97	(d)	1.46	(d)	97

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions	Redemption Fees
The Guardian High Yield Bond Fund
Class A:
Year ended 12/31/2005	$7.58	$0.47	$(0.23)	$0.24	$(0.47)	$—	$0.00	(b)
Year ended 12/31/2004	7.45	0.52	0.13	0.65	(0.52)	—	0.00	(b)
Year ended 12/31/2003	6.69	0.54	0.76	1.30	(0.54)	—	—
Year ended 12/31/2002	7.19	0.55	(0.50)	0.05	(0.55)	—	—
Year ended 12/31/2001	7.66	0.69	(0.47)	0.22	(0.69)	—	—
Class B:
Year ended 12/31/2005	7.57	0.42	(0.22)	0.20	(0.42)	—	0.00	(b)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	0.00	(b)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	—
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	—
Year ended 12/31/2001	7.66	0.64	(0.48)	0.16	(0.64)	—	—
Class C:
Year ended 12/31/2005	7.57	0.42	(0.23)	0.19	(0.42)	—	0.00	(b)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	0.00	(b)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	—
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	—
Year ended 12/31/2001	7.65	0.64	(0.47)	0.17	(0.64)	—	—
Class K:
Year ended 12/31/2005	7.58	0.44	(0.23)	0.21	(0.44)	—	0.00	(b)
Year ended 12/31/2004	7.45	0.49	0.13	0.62	(0.49)	—	0.00	(b)
Year ended 12/31/2003	6.69	0.51	0.76	1.27	(0.51)	—	—
Year ended 12/31/2002	7.19	0.53	(0.50)	0.03	(0.53)	—	—
Period from 5/15/2001† to 12/31/2001	7.68	0.39	(0.49)	(0.10)	(0.39)	—	—
The Guardian Tax-Exempt Fund
Class A:
Year ended 12/31/2005	10.19	0.36	0.05	0.41	(0.36)	(0.26)	—
Year ended 12/31/2004	10.31	0.36	0.08	0.44	(0.36)	(0.20)	—
Year ended 12/31/2003	10.51	0.37	0.18	0.55	(0.37)	(0.38)	—
Year ended 12/31/2002	10.09	0.40	0.61	1.01	(0.40)	(0.19)	—
Year ended 12/31/2001	10.10	0.41	0.06	0.47	(0.41)	(0.07)	—
Class C:
Year ended 12/31/2005	10.19	0.28	0.05	0.33	(0.28)	(0.26)	—
Year ended 12/31/2004	10.31	0.28	0.08	0.36	(0.28)	(0.20)	—
Year ended 12/31/2003	10.51	0.29	0.18	0.47	(0.29)	(0.38)	—
Year ended 12/31/2002	10.09	0.32	0.61	0.93	(0.32)	(0.19)	—
Year ended 12/31/2001	10.10	0.34	0.06	0.40	(0.34)	(0.07)	—

  †  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  After expenses subsidized by GIS.

  (b)  Rounds to less than $0.01.

  (c)  Not annualized.

  (d)  Annualized.

  (e)  Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for each year ended 12/31/2001, 2002, 2003, 2004 and 2005; in Class C the expense ratio is 1.60% for each year ended 12/31/2001, 2002, 2003, 2004 and 2005.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000's Omitted)	Net Expenses to Average Net Assets(a)		Expenses Subsidized by GIS		Net Investment Income to Average Net Assets		Portfolio Turnover Rate
The Guardian High Yield Bond Fund
Class A:
Year ended 12/31/2005	$7.35	3.34%		$48,246	0.85%		0.34%		6.38%		89%
Year ended 12/31/2004	7.58	9.15		57,250	0.85		0.34		7.00		95
Year ended 12/31/2003	7.45	20.11		42,589	0.85		0.42		7.59		153
Year ended 12/31/2002	6.69	0.96		33,894	0.85		0.45		8.17		69
Year ended 12/31/2001	7.19	2.87		33,797	0.85		0.47		9.21		141
Class B:
Year ended 12/31/2005	7.35	2.70		9,874	1.60		0.59		5.63		89
Year ended 12/31/2004	7.57	8.20		10,013	1.60		0.62		6.30		95
Year ended 12/31/2003	7.45	19.22		10,018	1.60		0.72		6.85		153
Year ended 12/31/2002	6.69	0.35		8,336	1.60		0.77		7.42		69
Year ended 12/31/2001	7.18	1.96		8,182	1.60		0.78		8.42		141
Class C:
Year ended 12/31/2005	7.34	2.56		10,463	1.60		0.55		5.63		89
Year ended 12/31/2004	7.57	8.20		10,110	1.60		0.59		6.29		95
Year ended 12/31/2003	7.45	19.22		9,316	1.60		0.71		6.85		153
Year ended 12/31/2002	6.69	0.35		7,710	1.60		0.77		7.42		69
Year ended 12/31/2001	7.18	2.09		7,657	1.60		0.71		8.43		141
Class K:
Year ended 12/31/2005	7.35	2.93		11,772	1.25		0.27		5.98		89
Year ended 12/31/2004	7.58	8.72		10,734	1.25		0.28		6.64		95
Year ended 12/31/2003	7.45	19.63		9,581	1.25		0.33		7.20		153
Year ended 12/31/2002	6.69	0.55		7,944	1.25		0.35		7.77		69
Period from 5/15/2001† to 12/31/2001	7.19	(1.31	)(c)	7,893	1.25	(d)	0.41	(d)	8.36	(d)	141
The Guardian Tax-Exempt Fund
Class A:
Year ended 12/31/2005	9.98	4.02		86,515	0.86	(e)	0.10		3.48		160
Year ended 12/31/2004	10.19	4.38		82,118	0.87	(e)	0.09		3.49		161
Year ended 12/31/2003	10.31	5.34		80,025	0.89	(e)	0.09		3.52		68
Year ended 12/31/2002	10.51	10.20		113,852	0.87	(e)	0.06		3.85		99
Year ended 12/31/2001	10.09	4.78		107,676	0.91	(e)	0.09		4.03		181
Class C:
Year ended 12/31/2005	9.98	3.24		11,060	1.61	(e)	0.33		2.73		160
Year ended 12/31/2004	10.19	3.60		10,704	1.62	(e)	0.33		2.74		161
Year ended 12/31/2003	10.31	4.54		10,553	1.64	(e)	0.36		2.77		68
Year ended 12/31/2002	10.51	9.37		9,741	1.62	(e)	0.37		3.11		99
Year ended 12/31/2001	10.09	3.99		8,783	1.66	(e)	0.37		3.28		181

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	Net Asset Value, Beginning of Period	Net Investment Income	Dividends from Net Investment Income	Net Net Asset Value, End of Period	Total Return*
The Guardian Cash Management Fund
Class A:
Year ended 12/31/2005	$1.000	$0.024	$(0.024)	$1.000	2.41%
Year ended 12/31/2004	1.000	0.006	(0.006)	1.000	0.57
Year ended 12/31/2003	1.000	0.004	(0.004)	1.000	0.37
Year ended 12/31/2002	1.000	0.009	(0.009)	1.000	0.95
Year ended 12/31/2001	1.000	0.032	(0.032)	1.000	3.27
Class B:
Year ended 12/31/2005	1.000	0.017	(0.017)	1.000	1.76
Year ended 12/31/2004	1.000	0.006	(0.006)	1.000	0.57
Year ended 12/31/2003	1.000	0.002	(0.002)	1.000	0.21
Year ended 12/31/2002	1.000	0.002	(0.002)	1.000	0.23
Year ended 12/31/2001	1.000	0.025	(0.025)	1.000	2.48
Class C:
Year ended 12/31/2005	1.000	0.017	(0.017)	1.000	1.76
Year ended 12/31/2004	1.000	0.006	(0.006)	1.000	0.57
Year ended 12/31/2003	1.000	0.002	(0.002)	1.000	0.21
Year ended 12/31/2002	1.000	0.002	(0.002)	1.000	0.22
Year ended 12/31/2001	1.000	0.025	(0.025)	1.000	2.48
Class K:
Year ended 12/31/2005	1.000	0.020	(0.020)	1.000	2.00
Year ended 12/31/2004	1.000	0.005	(0.005)	1.000	0.47
Year ended 12/31/2003	1.000	0.002	(0.002)	1.000	0.18
Year ended 12/31/2002	1.000	0.005	(0.005)	1.000	0.55
Period from 5/15/2001† to 12/31/2001	1.000	0.013	(0.013)	1.000	1.26	††

  *  Excludes the effect of sales load.

  †  Commencement of operations.

  ††  Not annualized

  (a)  After expenses subsidized by GIS.

  (b)  Revised to reflect additional subsidies to maintain a minimum yield threshold.

  (c)  Annualized.

	Ratios/Supplemental Data
	Net Assets, End of Period (000's Omitted)	Net Expenses to Average Net Assets(a)		Expenses Subsidized by GIS		Investment Income to Average Net Assets
The Guardian Cash Management Fund
Class A:
Year ended 12/31/2005	$396,012	0.85%		0.06%		2.37%
Year ended 12/31/2004	442,109	0.85		0.04		0.55
Year ended 12/31/2003	529,321	0.85		0.05		0.38
Year ended 12/31/2002	658,159	0.85		0.02		0.94
Year ended 12/31/2001	606,045	0.85		0.04		3.13
Class B:
Year ended 12/31/2005	5,030	1.47		0.39		1.68
Year ended 12/31/2004	8,144	0.85		0.99		0.53
Year ended 12/31/2003	12,498	1.03	(b)	0.73	(b)	0.21
Year ended 12/31/2002	18,485	1.57	(b)	0.16	(b)	0.22
Year ended 12/31/2001	15,685	1.60		0.12		2.37
Class C:
Year ended 12/31/2005	6,233	1.47		0.21		1.69
Year ended 12/31/2004	8,626	0.85		0.80		0.57
Year ended 12/31/2003	9,086	1.02	(b)	0.63	(b)	0.21
Year ended 12/31/2002	9,330	1.57	(b)	0.06	(b)	0.22
Year ended 12/31/2001	8,492	1.60		0.04		2.47
Class K:
Year ended 12/31/2005	10,083	1.25		0.07		1.96
Year ended 12/31/2004	10,424	0.95		0.30		0.48
Year ended 12/31/2003	9,682	1.25		—		0.18
Year ended 12/31/2002	8,500	1.25		—		0.54
Period from 5/15/2001† to 12/31/2001	8,125	1.25	(c)	0.01	(c)	1.99	(c)

■  The Park Avenue Portfolio

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
The Park Avenue Portfolio

We have audited the accompanying statements of assets and liabilities of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian UBS Large Cap Value Fund, The Guardian Park Avenue Small Cap Fund, The Guardian UBS Small Cap Value Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, and The Guardian Cash Management Fund) (the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian, the transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 8, 2006

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited)

The Board of Trustees of the Park Avenue Portfolio (the "Portfolio") approved the renewal of the management agreement for each series of the Portfolio (each a "Fund" and collectively the "Funds") and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Independent Trustees (those Board Members who are not interested persons as defined by the Investment Company Act of 1940) of the Board of Trustees of the Portfolio met independently of Fund management and of the interested Trustees to consider the renewal of: (1) the management agreement ("Management Agreement") between each of the Funds and Guardian Investor Services LLC ("GIS") or as applicable, Guardian Baillie Gifford Limited ("GBG" and together with GIS, each referred to as a "Manager"); (2) as applicable, the subadvisory agreements (each a "Subadvisory Agreement") between GBG and Baillie Gifford Overseas Limited ("BGO") and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. ("UBS" and together with BGO, each referred to as a "Subadvisor"). (The Management Agreements and the Subadvisory Agreements are together referred to as the "Advisory Agreements.") As part of the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Trustees noted that the Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Trustees reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds ("fall-out benefits"). The Independent Trustees reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. ("Morningstar"). The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Trustees met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of Trustees the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Trustees considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Trustees considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Trustees concluded that appropriate resources were provided under each Management Agreement. The Independent Trustees also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS Large Cap Value Fund and the Guardian UBS Small Cap Value Fund and to BGO with respect to the Guardian Baillie Gifford International Growth Fund and the Guardian Baillie Gifford Emerging Markets Fund and the Managers' ability to supervise the activities of the Subadvisors. The Independent Trustees concluded each Manager's supervisory program was satisfactory. The Independent Trustees also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Trustees considered that each Manager has had a long-term relationship with the Funds and has

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

demonstrated its past and future commitment to support the Funds. The Independent Trustees concluded that a long-term relationship with a capable, conscientious adviser was in the best interests of each Fund. Based upon all relevant factors, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

Investment Performance. The Independent Trustees reviewed each Fund's investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Trustees received comparative performance information prepared by Morningstar. The Independent Trustees also considered whether investment results were consistent with a Fund's investment objective(s) and policies. For most Funds, the Independent Trustees concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Trustees reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Trustees concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Trustees concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Trustees considered each Fund's management fees and net expense ratios. The Independent Trustees received information, based on data supplied by Morningstar, comparing each Fund's management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Trustees also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Trustees noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Trustees also compared each Fund's management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Trustees reviewed the fees charged by other advisors for mutual funds in the Fund's peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Trustees concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Trustees reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Trustees also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Trustees concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Trustees considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Trustees noted that the Guardian UBS Small Cap Value Fund and the Guardian Cash Management Fund had management fee schedules that each contained one breakpoint. The Independent Trustees also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Trustees noted GIS's representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Trustees concluded that, in light of the Funds' current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Other Benefits to Manager. The Independent Trustees also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Trustees noted the Managers' representation that each has the ability to obtain proprietary research as a result of the Funds' brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Trustees concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Subadvisory Agreements

Nature, Quality and Extent of Services. The Independent Trustees considered the nature, extent and quality of services provided under each Subadvisory Agreement. The Independent Trustees considered the reputation, qualifications and background of the Subadvisors, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Independent Trustees also considered the Subadvisors' compliance with investment policies and general legal compliance. The Independent Trustees concluded that each Subadvisor was providing satisfactory services and recommended that the Subadvisory Agreement for each applicable Fund be continued.

Investment Performance. The Independent Trustees reviewed each Fund's investment performance over short-term (one-year) and, where applicable, longer-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. Based upon all relevant factors, the Independent Trustees concluded that the investment performance of each subadvised Fund either met acceptable levels of investment performance or, in situations where there was underperformance, the underperformance was not over a long enough period of time to provide a meaningful measure of performance. Therefore, the Independent Trustees concluded, based upon each Fund's particular circumstances, that it was in the best interests of each Fund to renew the Subadvisory Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Trustees considered each Fund's subadvisory fees and how they related to the overall management fee structure of each Fund. The Independent Trustees evaluated the competitiveness of the subadvisory fees based upon data supplied by Fund management, which showed each Subadvisor's standard fee schedule for similarly managed institutional accounts. Based on the information provided by Fund management, the Independent Trustees noted that the Subadvisors charged comparable or lower fees for the Funds than their standard fee schedules. The Independent Trustees also considered that the Managers compensate the Subadvisors from their own management fees.

Based upon all of the above, the Independent Trustees determined that the subadvisory fees for each Fund were reasonable.

Profitability. The Independent Trustees received general information with respect to each Subadvisor's profitability. The Independent Trustees noted that the Managers compensate the Subadvisors from their own management fees and that the fees were competitive based on the information provided by the Subadvisors and the Managers. In addition, the Independent Trustees noted that the Subadvisory Agreements with UBS were negotiated at arm's length between GIS and UBS. The Independent Trustees also noted the amount of revenue generated by each Subadvisor from its subadvisory fees. The Independent Trustees reviewed data on the estimated range of profitability to UBS for the Funds it subadvised and concluded that its profitability was not unreasonable. The Independent Trustees took into account the level of revenues and the profitability to the parent entity of BGO as a result of BGO's subadvisory relationship with the Funds it subadvised and concluded that profitability was not unreasonable.

Economies of Scale. The Independent Trustees considered whether there are economies of scale with respect to the subadvisory services provided to each applicable Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees or otherwise. The Independent Trustees noted that the Guardian UBS Small Cap Value Fund contained one breakpoint in its subadvisory fee schedule. The Independent Trustees also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Independent Trustees concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Other Benefits to Subadvisors. The Independent Trustees also considered the character and amount of other incidental benefits received by each Subadvisor, including any benefit derived from their affiliation with the Funds. The Independent Trustees considered that UBS may use an affiliate to execute portfolio transactions for the Funds it subadvises, subject to Rule 17e-1 procedures that have been approved by the Board. The Independent Trustees also considered each Subadvisor's soft dollar practices. The Independent Trustees concluded that the fees charged under each Subadvisory Agreement were reasonable in light of these fall-out benefits.

Specific Findings as to each Fund

The Guardian Park Avenue Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the investment underperformance over the period reviewed, but considered the steps taken by the Manager to remediate performance, including most recently the hiring of a new lead portfolio manager by the Manager in August 2005. The Independent Trustees noted the favorable historical record of the new portfolio manager, his prior success in remediating a fund, his investment strategy for managing the Fund and the very recent relative improvement in performance following the beginning of the implementation of his investment strategy. The Independent Trustees considered these remedial actions along with the long term support and effective administration of this Fund by the Manager, as well as the Fund's low expense ratio and management fees as compared to its peer group, and concluded that it was appropriate to renew the Management Agreement and monitor the impact of the remedial actions.

The Guardian UBS Large Cap Value Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees noted the favorable relative investment performance over the one-year period reviewed, with performance above the median of its peer group. Although the management fee rate was higher than the median of the Fund's peer group, the Independent Trustees concluded that such fees were within an acceptable range, particularly given the reasonableness of the Fund's expense ratio and the favorable investment performance of the Fund.

The Guardian Park Avenue Small Cap Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund over the periods reviewed, with performance above the median of its peer group over the short and longer-term periods reviewed, as well as the below median advisory fees and expense ratio.

The Guardian UBS Small Cap Value Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees concluded that although the Fund experienced slight underperformance relative to its peer group, such performance was within a reasonable range of the peer group average in light of the Fund's satisfactory absolute performance. The Independent Trustees also noted the reasonableness of its management fee rate.

The Guardian Asset Allocation Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees concluded that investment performance was satisfactory, falling within a reasonable range of the median of its peer group, and that the management fee rate was within an acceptable range in light of the Fund's net expense ratio.

The Guardian S&P 500 Index Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

The Guardian Baillie Gifford International Growth Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Baillie Gifford Emerging Markets Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Investment Quality Bond Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Low Duration Bond Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees concluded that investment performance was satisfactory during the short-term period reviewed and that a longer than one-year period was needed to assess performance in comparison to its peer group, and that the management fee rate was reasonable.

The Guardian High Yield Bond Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees concluded that investment performance was satisfactory, with performance during more recent periods falling within a reasonable range of the median of its peer group, and that the management fee rate was reasonable.

The Guardian Tax-Exempt Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Cash Management Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted that the Fund pursues an investment strategy that is conservative in nature, even within its peer group of money market funds, with a shorter average portfolio maturity and more limited investment in "second tier" securities. The Independent Trustees noted that, as a result of this strategy, along with the Fund's size and fee structure, the Fund underperforms in comparison to its peer group of funds. They also noted that the Fund's management fee rate is higher than the median for its peer group. However, the Independent Trustees concluded that given the size of the Fund, the subsidies provided by the Manager and the Fund's conservative investment program, performance and the management fees, which include a breakpoint, were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

■  The Park Avenue Portfolio

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of The Park Avenue Portfolio was held at which the eleven Trustees, identified below, were elected (Proposal No. 1), each of the sub-proposals in Proposal No. 2 and Proposals 3 and 4, as described in the Proxy Statement, were approved.

The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Trustee.

NOMINEES	FOR	WITHHELD	TOTAL
Kathleen C. Cuocolo	321,945,945.320	8,769,620.566	330,715,565.886
Frank J. Fabozzi	321,948,521.207	8,767,044.679	330,715,565.886
Arthur V. Ferrara	321,942,549.187	8,773,016.699	330,715,565.886
Leo R. Futia	321,915,572.724	8,799,993.162	330,715,565.886
William N. Goetzmann	321,947,373.692	8,768,192.194	330,715,565.886
Anne M. Goggin	321,943,228.652	8,772,337.234	330,715,565.886
William W. Hewitt	321,913,438.477	8,802,127.409	330,715,565.886
Sidney I. Lirtzman	321,929,898.266	8,785,667.620	330,715,565.886
Dennis H. Manning	321,442,223.168	9,273,342.718	330,715,565.886
Steven J. Paggioli	321,942,341.120	8,773,224.766	330,715,565.886
Robert G. Smith	321,937,020.354	8,778,545.532	330,715,565.886

■  The Guardian Park Avenue Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	12,151,453.165	704,216.388	940,356.431	1,858,673.000	15,654,698.984
2(b) Borrowing;	12,089,502.663	764,190.878	942,332.443	1,858,673.000	15,654,698.984
2(c) Issuing senior securities;	12,104,532.177	750,650.235	940,843.572	1,858,673.000	15,654,698.984
2(d) Concentration of investments in the same industry;	12,103,298.041	749,727.988	942,999.955	1,858,673.000	15,654,698.984
2(e) Investments in real estate;	12,140,060.847	709,901.880	946,063.257	1,858,673.000	15,654,698.984
2(f) Investments in commodities;	12,092,845.156	760,444.508	942,736.320	1,858,673.000	15,654,698.984
2(g) Underwriting the securities of other issuers;	12,118,221.071	740,326.811	937,478.102	1,858,673.000	15,654,698.984
2(h) Making loans;	12,097,058.694	762,217.295	936,749.995	1,858,673.000	15,654,698.984
2(i) Investments in securities that are not readily marketable;	12,063,653.011	790,537.930	941,835.043	1,858,673.000	15,654,698.984
2(j) Investments for the purpose of exercising control or management;	12,142,181.477	713,119.358	940,725.149	1,858,673.000	15,654,698.984
2(k) Investments in other investment companies;	12,139,722.143	714,522.686	941,781.155	1,858,673.000	15,654,698.984
2(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;	12,074,236.615	783,208.634	938,580.735	1,858,673.000	15,654,698.984
2(m) Pledging, mortgaging or hypothecating its assets;	12,083,495.868	768,115.970	944,414.146	1,858,673.000	15,654,698.984
2(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;	12,095,266.202	759,233.630	941,526.152	1,858,673.000	15,654,698.984
2(o) Investments in issuers having a record of less than three years of continuous operation;	12,107,549.529	745,508.446	942,968.009	1,858,673.000	15,654,698.984
2(p) Investments in oil, gas or mineral programs;	12,150,292.907	704,257.686	941,475.391	1,858,673.000	15,654,698.984
2(q) Investments in put options, call options or combinations thereof; and	12,049,789.808	804,056.427	942,179.749	1,858,673.000	15,654,698.984
2(s) Investments in securities other than those discussed in the Fund's prospectus.	12,032,085.968	824,217.540	939,722.476	1,858,673.000	15,654,698.984

■  The Guardian UBS Large Cap Value Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267
2(b) Borrowing;	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267
2(c) Issuing senior securities;	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267
2(d) Concentration of investments in the same industry;	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267
2(e) Investments in real estate;	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267
2(f) Investments in commodities; and	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267
2(g) Underwriting the securities of other issuers.	5,989,683.486	19,353.143	3,866.638	139,272.000	6,152,175.267

■  The Guardian Park Avenue Small Cap Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	6,149,726.804	161,415.538	203,703.944	456,741.000	6,971,587.286
2(b) Borrowing;	6,184,180.015	127,285.883	203,380.388	456,741.000	6,971,587.286
2(c) Issuing senior securities;	6,184,892.505	125,574.372	204,379.409	456,741.000	6,971,587.286
2(d) Concentration of investments in the same industry;	6,188,757.905	121,708.972	204,379.409	456,741.000	6,971,587.286
2(e) Investments in real estate;	6,189,393.940	122,106.539	203,345.807	456,741.000	6,971,587.286
2(f) Investments in commodities;	6,185,328.880	125,778.881	203,738.525	456,741.000	6,971,587.286
2(h) Making loans;	6,187,738.072	123,727.826	203,380.388	456,741.000	6,971,587.286
2(m) Pledging, mortgaging or hypothecating its assets; and	6,159,508.454	150,923.842	204,413.990	456,741.000	6,971,587.286
2(q) Investments in put options, call options or combinations thereof.	6,171,157.801	140,342.678	203,345.807	456,741.000	6,971,587.286

■  The Guardian UBS Small Cap Value Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	3,009,551.054	5,001.081	685.013	111,074.000	3,126,311.148
2(b) Borrowing;	3,007,117.460	7,434.675	685.013	111,074.000	3,126,311.148
2(c) Issuing senior securities;	3,007,117.460	5,001.081	3,118.607	111,074.000	3,126,311.148
2(d) Concentration of investments in the same industry;	3,009,551.054	5,001.081	685.013	111,074.000	3,126,311.148
2(e) Investments in real estate;	3,007,117.460	5,001.081	3,118.607	111,074.000	3,126,311.148
2(f) Investments in commodities; and	3,009,551.054	5,001.081	685.013	111,074.000	3,126,311.148
2(g) Underwriting the securities of other issuers.	3,009,551.054	5,001.081	685.013	111,074.000	3,126,311.148

■  The Guardian S&P 500 Index Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	18,530,154.427	56,333.555	14,997.737	1,410,122.000	20,011,607.719
2(b) Borrowing;	18,530,154.427	56,333.555	14,997.737	1,410,122.000	20,011,607.719
2(c) Issuing senior securities;	18,530,154.427	56,333.555	14,997.737	1,410,122.000	20,011,607.719
2(d) Concentration of investments in the same industry;	18,528,964.427	57,523.555	14,997.737	1,410,122.000	20,011,607.719
2(e) Investments in real estate;	18,530,154.427	56,333.555	14,997.737	1,410,122.000	20,011,607.719
2(h) Making loans; and	18,529,874.575	56,613.407	14,997.737	1,410,122.000	20,011,607.719
2(m) Pledging, mortgaging or hypothecating its assets.	18,527,384.427	59,103.555	14,997.737	1,410,122.000	20,011,607.719

■  The Guardian Asset Allocation Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	5,228,660.659	200,530.096	294,800.414	714,062.000	6,438,026.169
2(b) Borrowing;	5,227,928.304	201,235.451	294,800.414	714,062.000	6,438,026.169
2(c) Issuing senior securities;	5,229,950.339	199,213.416	294,800.414	714,062.000	6,438,026.169
2(d) Concentration of investments in the same industry;	5,218,580.637	210,583.118	294,800.414	714,062.000	6,438,026.169
2(e) Investments in real estate;	5,229,950.339	199,213.416	294,800.414	714,062.000	6,438,026.169
2(f) Investments in commodities;	5,227,928.304	201,235.451	294,800.414	714,062.000	6,438,026.169
2(g) Underwriting the securities of other issuers;	5,223,279.542	205,884.213	294,800.414	714,062.000	6,438,026.169
2(h) Making loans;	5,226,247.675	202,916.080	294,800.414	714,062.000	6,438,026.169
2(i) Investments in securities that are not readily marketable;	5,227,060.304	202,103.451	294,800.414	714,062.000	6,438,026.169
2(j) Investments for the purpose of exercising control or management;	5,223,149.507	206,014.248	294,800.414	714,062.000	6,438,026.169
2(k) Investments in other investment companies;	5,221,257.507	207,776.213	294,930.449	714,062.000	6,438,026.169
2(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;	5,217,258.107	211,905.648	294,800.414	714,062.000	6,438,026.169
2(m) Pledging, mortgaging or hypothecating its assets;	5,216,832.456	212,331.299	294,800.414	714,062.000	6,438,026.169
2(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;	5,219,184.021	209,979.734	294,800.414	714,062.000	6,438,026.169
2(o) Investments in issuers having a record of less than three years of continuous operation;	5,215,967.383	213,196.372	294,800.414	714,062.000	6,438,026.169
2(p) Investments in oil, gas or mineral programs; and	5,217,258.107	211,905.648	294,800.414	714,062.000	6,438,026.169
2(q) Investments in put options, call options or combinations thereof;	5,228,058.339	201,105.416	294,800.414	714,062.000	6,438,026.169
2(r) Investments in warrants.	5,229,950.339	199,213.416	294,800.414	714,062.000	6,438,026.169

■  The Guardian Baillie Gifford International Growth Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	2,195,358.930	101,611.141	234,832.511	360,743.000	2,892,545.582
2(b) Borrowing;	2,195,358.930	101,611.141	234,832.511	360,743.000	2,892,545.582
2(c) Issuing senior securities;	2,195,358.930	101,611.141	234,832.511	360,743.000	2,892,545.582
2(d) Concentration of investments in the same industry;	2,195,305.831	101,664.240	234,832.511	360,743.000	2,892,545.582
2(e) Investments in real estate;	2,195,358.930	101,611.141	234,832.511	360,743.000	2,892,545.582
2(f) Investments in commodities;	2,194,971.988	101,611.141	235,219.453	360,743.000	2,892,545.582
2(g) Underwriting the securities of other issuers;	2,195,358.930	101,611.141	234,832.511	360,743.000	2,892,545.582
2(h) Making loans;	2,194,971.988	101,611.141	235,219.453	360,743.000	2,892,545.582
2(i) Investments in securities that are not readily marketable;	2,194,971.988	101,611.141	235,219.453	360,743.000	2,892,545.582
2(j) Investments for the purpose of exercising control or management;	2,195,617.140	101,352.931	234,832.511	360,743.000	2,892,545.582
2(k) Investments in other investment companies;	2,195,358.930	101,611.141	234,832.511	360,743.000	2,892,545.582
2(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;	2,194,971.988	101,611.141	235,219.453	360,743.000	2,892,545.582
2(m) Pledging, mortgaging or hypothecating its assets;	2,172,411.315	124,171.814	235,219.453	360,743.000	2,892,545.582
2(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;	2,172,094.024	124,876.047	234,832.511	360,743.000	2,892,545.582
2(p) Investments in oil, gas or mineral programs; and	2,189,781.334	102,273.251	239,747.997	360,743.000	2,892,545.582
2(q) Investments in put options, call options or combinations thereof;	2,190,443.444	101,611.141	239,747.997	360,743.000	2,892,545.582
2(r) Investments in warrants.	2,190,443.444	101,611.141	239,747.997	360,743.000	2,892,545.582

■  The Guardian Baillie Gifford Emerging Markets Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	6,620,322.490	121,138.075	165,032.118	546,588.000	7,453,080.683
2(b) Borrowing;	6,618,737.468	122,488.365	165,266.850	546,588.000	7,453,080.683
2(c) Issuing senior securities;	6,618,972.200	121,580.040	165,940.443	546,588.000	7,453,080.683
2(d) Concentration of investments in the same industry;	6,620,322.490	121,138.075	165,032.118	546,588.000	7,453,080.683
2(e) Investments in real estate;	6,620,322.490	121,138.075	165,032.118	546,588.000	7,453,080.683
2(f) Investments in commodities;	6,619,622.758	121,603.075	165,266.850	546,588.000	7,453,080.683
2(g) Underwriting the securities of other issuers;	6,618,839.165	122,621.400	165,032.118	546,588.000	7,453,080.683
2(h) Making loans; and	6,618,162.468	123,063.365	165,266.850	546,588.000	7,453,080.683
2(m) Pledging, mortgaging or hypothecating its assets.	6,597,958.624	142,358.884	166,175.175	546,588.000	7,453,080.683

■  The Guardian Investment Quality Bond Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	10,137,624.643	226,264.471	441,154.450	940,671.000	11,745,714.564
2(b) Borrowing;	10,156,646.721	207,242.393	441,154.450	940,671.000	11,745,714.564
2(c) Issuing senior securities;	10,156,784.207	207,104.907	441,154.450	940,671.000	11,745,714.564
2(d) Concentration of investments in the same industry;	10,155,652.708	208,236.406	441,154.450	940,671.000	11,745,714.564
2(e) Investments in real estate;	10,156,784.207	207,104.907	441,154.450	940,671.000	11,745,714.564
2(f) Investments in commodities;	10,156,646.721	207,242.393	441,154.450	940,671.000	11,745,714.564
2(g) Underwriting the securities of other issuers;	10,156,142.207	207,746.907	441,154.450	940,671.000	11,745,714.564
2(h) Making loans;	10,156,784.207	207,104.907	441,154.450	940,671.000	11,745,714.564
2(i) Investments in securities that are not readily marketable;	10,142,409.778	221,479.336	441,154.450	940,671.000	11,745,714.564
2(j) Investments for the purpose of exercising control or management;	10,153,704.282	210,184.832	441,154.450	940,671.000	11,745,714.564
2(k) Investments in other investment companies;	10,153,704.282	210,047.346	441,291.936	940,671.000	11,745,714.564
2(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;	10,154,010.207	209,878.907	441,154.450	940,671.000	11,745,714.564
2(m) Pledging, mortgaging or hypothecating its assets;	10,141,482.385	222,406.729	441,154.450	940,671.000	11,745,714.564
2(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;	10,131,158.279	232,730.835	441,154.450	940,671.000	11,745,714.564
2(o) Investments in issuers having a record of less than three years of continuous operation;	10,153,485.684	210,403.430	441,154.450	940,671.000	11,745,714.564
2(p) Investments in oil, gas or mineral programs;	10,156,984.388	206,904.726	441,154.450	940,671.000	11,745,714.564
2(q) Investments in put options, call options or combinations thereof;	10,154,041.949	209,847.165	441,154.450	940,671.000	11,745,714.564
2(r) Investments in warrants; and	10,156,784.207	207,104.907	441,154.450	940,671.000	11,745,714.564
2(s) Investments in securities other than those discussed in the Fund's prospectus.	10,141,862.370	222,026.744	441,154.450	940,671.000	11,745,714.564

■  The Guardian Low Duration Bond Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	3,149,404.336	1,925.000	11,058.000	163,122.000	3,325,509.336
2(b) Borrowing;	3,147,723.335	3,606.001	11,058.000	163,122.000	3,325,509.336
2(c) Issuing senior securities;	3,147,723.335	1,925.000	12,739.001	163,122.000	3,325,509.336
2(d) Concentration of investments in the same industry;	3,147,723.335	3,606.001	11,058.000	163,122.000	3,325,509.336
2(e) Investments in real estate;	3,149,404.336	1,925.000	11,058.000	163,122.000	3,325,509.336
2(h) Making loans; and	3,147,723.335	3,606.001	11,058.000	163,122.000	3,325,509.336
2(m) Pledging, mortgaging or hypothecating its assets.	3,147,723.335	3,606.001	11,058.000	163,122.000	3,325,509.336

■  The Guardian High Yield Bond Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	9,656,399.852	69,345.952	24,399.880	621,925.000	10,372,070.684
2(b) Borrowing;	9,656,399.852	69,345.952	24,399.880	621,925.000	10,372,070.684
2(c) Issuing senior securities;	9,656,399.852	69,345.952	24,399.880	621,925.000	10,372,070.684
2(d) Concentration of investments in the same industry;	9,656,399.852	69,345.952	24,399.880	621,925.000	10,372,070.684
2(e) Investments in real estate;	9,656,399.852	69,345.952	24,399.880	621,925.000	10,372,070.684
2(h) Making loans; and	9,656,399.852	69,345.952	24,399.880	621,925.000	10,372,070.684
2(m) Pledging, mortgaging or hypothecating its assets.	9,649,707.860	70,820.944	24,399.880	627,142.000	10,372,070.684

■  The Guardian Tax-Exempt Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(b) Borrowing;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(c) Issuing senior securities;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(d) Concentration of investments in the same industry;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(e) Investments in real estate;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(f) Investments in commodities;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(g) Underwriting the securities of other issuers;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(h) Making loans;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(i) Investments in securities that are not readily marketable;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(j) Investments for the purpose of exercising control or management;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(k) Investments in other investment companies;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(m) Pledging, mortgaging or hypothecating its assets;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(p) Investments in oil, gas or mineral programs;	8,436,903.240	9,306.116	4,870.194	393,158.000	8,844,237.550
2(q) Investments in put options, call options or combinations thereof;	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(s) Investments in securities other than those discussed in the Fund's prospectus; and	8,435,836.951	10,372.405	4,870.194	393,158.000	8,844,237.550
2(t) The Guardian Tax-Exempt Fund's investments in investment grade municipal obligations.	8,436,903.240	9,306.116	4,870.194	393,158.000	8,844,237.550

■  The Guardian Cash Management Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

For the above named Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following.

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2(a) Diversification of investments;	201,256,642.813	13,166,067.619	11,872,783.482	1,432,507.000	227,728,000.914
2(b) Borrowing;	202,846,458.366	11,576,252.066	11,872,783.482	1,432,507.000	227,728,000.914
2(c) Issuing senior securities;	203,365,354.606	11,057,355.826	11,872,783.482	1,432,507.000	227,728,000.914
2(d) Concentration of investments in the same industry;	202,889,926.786	11,532,783.646	11,872,783.482	1,432,507.000	227,728,000.914
2(e) Investments in real estate;	202,879,717.676	11,542,764.366	11,873,011.872	1,432,507.000	227,728,000.914
2(f) Investments in commodities;	202,783,131.426	11,639,350.616	11,873,011.872	1,432,507.000	227,728,000.914
2(g) Underwriting the securities of other issuers;	202,863,874.736	11,553,736.246	11,877,882.932	1,432,507.000	227,728,000.914
2(h) Making loans;	202,882,590.566	11,539,891.476	11,873,011.872	1,432,507.000	227,728,000.914
2(i) Investments in securities that are not readily marketable;	202,401,035.947	12,016,575.035	11,877,882.932	1,432,507.000	227,728,000.914
2(j) Investments for the purpose of exercising control or management;	202,584,974.916	11,837,507.126	11,873,011.872	1,432,507.000	227,728,000.914
2(k) Investments in other investment companies;	202,594,158.016	11,828,324.026	11,873,011.872	1,432,507.000	227,728,000.914
2(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;	202,708,580.336	11,714,130.096	11,872,783.482	1,432,507.000	227,728,000.914
2(m) Pledging, mortgaging or hypothecating its assets;	202,435,737.585	11,986,972.847	11,872,783.482	1,432,507.000	227,728,000.914
2(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;	202,415,171.167	12,007,539.265	11,872,783.482	1,432,507.000	227,728,000.914
2(p) Investments in oil, gas or mineral programs;	202,842,426.826	11,580,283.606	11,872,783.482	1,432,507.000	227,728,000.914
2(q) Investments in put options, call options or combinations thereof; and	203,822,042.366	11,887,494.066	10,585,957.482	1,432,507.000	227,728,000.914
2(r) Investments in warrants.	204,039,012.394	11,670,524.038	10,585,957.482	1,432,507.000	227,728,000.914

■  The Park Avenue Portfolio

Shareholder Voting Summary (Unaudited)

November 15, 2005

With respect to Proposal No. 3 and Proposal No. 4, changes in the Amended and Restated Declaration of Trust of The Park Avenue Portfolio, were approved by shareholders as follows:

Proposal No. 3

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
Approving an amendment to the Amended and Restated Declaration of Trust of The Park Avenue Portfolio to increase the maximum number of Trustees that may serve on its Board of Trustees from eleven to twelve.	290,670,362.414	16,560,019.652	14,336,525.820	9,148,658.000	330,715,565.886

Proposal No. 4

Approving an amendment to the Amended and Restated Declaration of Trust of The Park Avenue Portfolio (the "Trust Document") to permit certain amendments to the Trust Document to be made without shareholder approval.	280,630,825.634	31,815,324.272	9,120,757.980	9,148,658.000	330,715,565.886

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•  Trustees

Dennis J. Manning, CLU, ChFC

Frank J. Fabozzi, Ph.D.

Arthur V. Ferrara, CLU

Leo R. Futia, CLU

Anne M. Goggin, Esq.

William W. Hewitt, Jr.

Sidney I. Lirtzman, Ph.D.

Robert G. Smith, Ph.D.

Kathleen C. Cuocolo

William N. Goetzmann

Steven J. Paggioli

•  Officers

Thomas G. Sorell

Joseph A. Caruso

Howard W. Chin

Robert J. Crimmins, Jr.

Richard A. Cumiskey

Manind V. Govil

Alexander M. Grant, Jr.

Edward H. Hocknell

Jonathan C. Jankus

Stewart M. Johnson

R. Robin Menzies

Nydia Morrison

Karen L. Olvany

Frank L. Pepe

Richard T. Potter, Jr.

Robert A. Reale

Donald P. Sullivan, Jr.

Raman Vardharaj

Matthew P. Ziehl

•  Investment Adviser & Distributor

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004

•  Custodian of Assets

State Street Bank and Trust Company
Custody Division
1776 Heritage Drive
North Quincy, Massachusetts 02171

•  Shareholder Servicing Agent, Transfer Agent & Dividend Paying Agent for State Street Bank and Trust Company

Boston Financial Data Services
Post Office Box 219611
Kansas City, Missouri 64121-9611

•  Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

•  Proxy Voting Policies and Procedures:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available without charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

•  Form N-Q:

The Park Avenue Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Internet site at www.sec.gov, and can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

•  Code of Ethics:

The Park Avenue Portfolio has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the "Code"). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC's website at www.sec.gov.

Copies for all of the above can also be obtained free of charge by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, the National Credit Union Association or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is submitted for the general information of the shareholders of The Park Avenue Portfolio family of mutual funds. This report is not authorized for distribution to the public unless accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio. The prospectus contains important information, including fees and expenses. Please read the prospectus carefully before investing or sending money. You should consider the investment objectives, risks, fees and charges of the investment company carefully before investing. For an additional prospectus, which contains this and other information, please contact your investment professional or call Guardian Investor Services LLC at 800-221-3253.

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004.

EB-011566 (12/05)

Guardian Investor Services LLC

7 Hanover Square
New York, New York 10004

PRSRT STANDARD
U.S. POSTAGE PAID

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).  A copy of the Code is filed as an exhibit to this Form N-CSR.  There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Dr. Smith serves as Chairman of the registrant’s audit committee and is considered “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:  2005 – (a) Audit Fees $257,806; (c) Tax Fees $76,733; 2004 – (a) Audit Fees $249,218; (c) Tax Fees $73,832.

Audit Fees include amounts related to the audit and report on the registrant’s annual financial statements.  Tax fees include amounts related to tax compliance services.

(e)(1)  Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant’s accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant.  The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant’s accountant, including the fees and other compensation to be paid to the accountant, to provide any non- audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant.  The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant).  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(2)          No services described in paragraph (b) – (d) of Item 4, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not Applicable.

(g)                                 Not Applicable.

(h)                                 Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in response to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board during the most recent fiscal half-year.

ITEM 11. CONTROLS AND PROCEDURES.

a)             The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)           The registrant’s certifying officers are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)       The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)       Separate certifications by the registrant’s certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a)(3)       Not applicable.

(b)           A certification by the registrant’s certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Park Avenue Portfolio

By:	/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Park Avenue Portfolio

Date:       March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Park Avenue Portfolio

Date:       March 3, 2006

By:	/s/ Frank L. Pepe
Frank L. Pepe
Vice President and Treasurer of
The Park Avenue Portfolio

Date:       March 3, 2006